                                                                   EXHIBIT 10.42

                                                                  Execution Copy



                               INDENTURE OF TRUST

                                     BETWEEN

                           VILLAGE OF GURNEE, ILLINOIS

                                       AND

                            BANK ONE, COLUMBUS, N.A.,
                                   as Trustee

                                   Dated as of
                                  April 1, 1996



                           Relating to The Issuance of

                                   $7,750,000
                           Village of Gurnee, Illinois
                      Industrial Development Revenue Bonds
                       (SteriGenics International Project)
                                   Series 1996




         This instrument has been entered into between the Village of Gurnee, Illinois and Bank One, Columbus, N.A., as Trustee, in order to secure the Village of Gurnee, Illinois Industrial Development Revenue Bonds (SteriGenics International Project), Series 1996 issued in the original aggregate principal amount of $7,750,000, as more fully described herein.

                               INDENTURE OF TRUST

                                TABLE OF CONTENTS


         (This Table of Contents is not a part of this Indenture of Trust and is only for convenience of reference.)

ARTICLE I
         DEFINITIONS AND INTERPRETATIONS ..................................................................................     3
         Section 1.01.           Definitions ..............................................................................     3
         Section 1.02.           Interpretations ..........................................................................    11

ARTICLE II
         AUTHORIZATION, TERMS, ISSUANCE OF BONDS ..........................................................................    14
         Section 2.01.           Authorized Amount of Bonds; Issuance .....................................................    14
         Section 2.02.           Details of Bonds; Payment ................................................................    14
         Section 2.03.           Interest Rate and Interest Payment Provisions ............................................    15
         Section 2.04.           Failure to Compute Interest Rates; Ineffective Interest Rates ............................    16
         Section 2.05.           Conversion of Interest Rate ..............................................................    16
         Section 2.06.           Issuance of the Bonds ....................................................................    19
         Section 2.07.           Authentication ...........................................................................    19
         Section 2.08.           Limited Obligation .......................................................................    19
         Section 2.09.           Delivery of the Bonds ....................................................................    20
         Section 2.10.           Mutilated, Lost, Stolen, or Destroyed Bonds ..............................................    20
         Section 2.11.           Registration of Bonds; Persons Treated as Owners;
                                 Transfer of Bonds ........................................................................    20
         Section 2.12.           Cancellation of Bonds ....................................................................    21
         Section 2.13.           Temporary Bonds ..........................................................................    21
         Section 2.14.           Book-Entry System ........................................................................    22

ARTICLE III
         PURCHASE AND REMARKETING OF BONDS ................................................................................    24
         Section 3.01.           Optional Demand Purchase; Mandatory Purchase .............................................    24
         Section 3.02.           Source of Funds for Purchase of Bonds ....................................................    26
         Section 3.03.           Delivery of Bonds; Delivery of Proceeds of Sale;
                                 Payments From Credit Facility ............................................................    26
         Section 3.04.           Bonds Deemed Tendered for Purchase .......................................................    27
         Section 3.05.           Remarketing of Tendered and Purchased Bonds ..............................................    27
         Section 3.06.           Limits of Remarketing ....................................................................    28
         Section 3.17.           Mandatory Tenders and Purchases in Accordance with Procedures
                                 of Depository ............................................................................    28

ARTICLE IV
         REDEMPTION OF BONDS ..............................................................................................    29
         Section 4.01.           Optional Redemption ......................................................................    29
         Section 4.02.           Sinking Fund Redemption ..................................................................    30
         Section 4.03.           Mandatory Redemption Upon Determination of Taxability ....................................    30
         Section 4.04.           Notice of Redemption .....................................................................    31
         Section 4.05.           Selection of Bonds to be Redeemed ........................................................    31
         Section 4.06.           No Partial Redemption After Default ......................................................    32
         Section 4.07.           Payment of Redemption Price ..............................................................    32
         Section 4.08.           Redemption in Accordance with Procedures of Depository ...................................    32

ARTICLE V
         GENERAL COVENANTS ................................................................................................    33
         Section 5.01.           Payment of Principal and Interest, Pledge of Trust Estate;
                                 Limited Liability ........................................................................    33
         Section 5.02.           Performance of Covenants by Issuer; Authority; Due Execution .............................    33
         Section 5.03.           Recording and Filing; Instruments of Further Assurance ...................................    33
         Section 5.04.           Recording and Filing; Further Instruments ................................................    33
         Section 5.05.           No Disposition of Trust Estate ...........................................................    34
         Section 5.06.           Access to Books ..........................................................................    34
         Section 5.07.           Arbitrage and Tax Covenants ..............................................................    34
         Section 5.08.           Notification of Rating Agency ............................................................    34

ARTICLE VI
         DEPOSIT OF BOND PROCEEDS; FUNDS AND ACCOUNTS; CREDIT FACILITY ....................................................    35
         Section 6.01.           Creation of Funds ........................................................................    35
         Section 6.02.           Deposit of Bond Proceeds .................................................................    35
         Section 6.03            Deposit of Receipts and Revenues .........................................................    35
         Section 6.04.           [Intentionally Omitted] ..................................................................    35
         Section 6.05.           Rebate Fund ..............................................................................    36
         Section 6.06.           Bond Fund ................................................................................    36
         Section 6.07.           Construction Fund ........................................................................    36
         Section 6.08.           Payments from Construction Fund ..........................................................    37
         Section 6.09.           Items of Cost ............................................................................    37
         Section 6.10.           Requisitions for Payment from Construction Fund ..........................................    38
         Section 6.11.           Establishment of Completion Date .........................................................    39
         Section 6.12.           Balance in Construction Fund .............................................................    39
         Section 6.13.           Credit Facility; Alternate Credit Facility; Confirmation
                                 Letter; Substitute Confirmation Letter ...................................................    39
         Section 6.14.           Bonds not Presented for Payment ..........................................................    41
         Section 6.15.           Refunding of Bonds .......................................................................    41
         Section 6.16.           Payment to the Company ...................................................................    41
         Section 6.17.           Bond Purchase Fund .......................................................................    42
         Section 6.18.           Custody of Funds and Accounts ............................................................    42

ARTICLE VII
         DEFAULTS AND REMEDIES   43
         Section 7.01.           Events of Default ........................................................................    43
         Section 7.02.           Remedies on Default ......................................................................    43
         Section 7.03.           Credit Provider's or Owners' Right to Direct Proceedings .................................    45
         Section 7.04.           Rights and Remedies of Owners ............................................................    45
         Section 7.05.           Trustee May Enforce Rights Without Bonds .................................................    45
         Section 7.06.           Delay or Omission No Waiver ..............................................................    46
         Section 7.07.           No Waiver of One Default to Affect Another ...............................................    46
         Section 7.08.           Discontinuance of Proceedings on Default;
                                 Position of Parties Restored .............................................................    46
         Section 7.09.           Waivers of Events of Default .............................................................    46
         Section 7.10.           Application of Moneys ....................................................................    46
         Section 7.11.           Assignment to Credit Provider ............................................................    48
         Section 7.12.           Recognition of Credit Provider or its Assignee as Company ................................    48

ARTICLE VIII
         TRUSTEE; PAYING AGENT; REMARKETING AGENT ........................................................................     49
         Section 8.01.           Acceptance of Trusts ....................................................................     49
         Section 8.02.           No Responsibility for Recitals ..........................................................     49
         Section 8.03.           Limitations on Liability ................................................................     49
         Section 8.04.           Compensation, Expenses and Advances .....................................................     49
         Section 8.05.           Notice of Events of Default and other Events or Facts ...................................     50
         Section 8.06.           Action by Trustee .......................................................................     50
         Section 8.07.           Good-Faith Reliance .....................................................................     50
         Section 8.08.           Dealings in Bonds and with Issuer .......................................................     51
         Section 8.09.           Construction of Indenture ...............................................................     51
         Section 8.10.           Resignation of Trustee ..................................................................     51
         Section 8.11.           Removal of Trustee ......................................................................     51
         Section 8.12.           Appointment of Successor Trustee ........................................................     51
         Section 8.13.           Qualifications of Trustee ...............................................................     52
         Section 8.14.           Judicial Appointment of Successor Trustee ...............................................     52
         Section 8.15.           Acceptance of Trusts by Successor Trustee ...............................................     52
         Section 8.16.           Successor by Merger or Consolidation ....................................................     52
         Section 8.17.           Standard of Care ........................................................................     53
         Section 8.18.           Intervention in Litigation of Issuer ....................................................     53
         Section 8.19.           Reliance on Certificate of Issuer .......................................................     53
         Section 8.20.           Paying Agent ............................................................................     53
         Section 8.21.           Qualifications of Paying Agent; Resignation; Removal ....................................     54
         Section 8.22.           Remarketing Agent .......................................................................     54
         Section 8.23.           Qualifications of Remarketing Agent .....................................................     55
         Section 8.24.           Several Capacities ......................................................................     55
         Section 8.25.           Appointment of Co-Trustee ...............................................................     55

ARTICLE IX
         EXECUTION OF INSTRUMENTS BY OWNERS
         AND PROOF OF OWNERSHIP OF BONDS .................................................................................     57

ARTICLE X
         INVESTMENTS .....................................................................................................     58

         ARTICLE XII
         DEFEASANCE ......................................................................................................     59

ARTICLE XII
         SUPPLEMENTAL INDENTURES AND AMENDMENTS OF
         THE LOAN AGREEMENT ..............................................................................................     61
         Section 12.01.          Supplemental Indentures Not Requiring Consent of Owners .................................     61
         Section 12.02.          Supplemental Indentures Requiring Consent of Owners .....................................     61
         Section 12.03.          Execution of Supplemental Indenture .....................................................     62
         Section 12.04.          Amendments of the Loan Agreement Not Requiring
                                 Consent of Owners .......................................................................     62
         Section 12.05.          Amendments of the Loan Agreement Requiring Consent of Owners ............................     62
         Section 12.06.          Modifications of Credit Facility ........................................................     63
         Section 12.07.          Notice to Owners ........................................................................     63

ARTICLE XIII
         MISCELLANEOUS ..................................................................................................      64
         Section 13.01.          Covenants of Issuer ....................................................................      64
         Section 13.02.          Parties Interested Herein ..............................................................      64
         Section 13.03.          Titles, Headings, Captions, Etc. .......................................................      64
         Section 13.04.          No Personal Liability of Issuer Officials ..............................................      64
         Section 13.05.          Bonds Owned by Issuer or Company .......................................................      64
         Section 13.06.          Severability ...........................................................................      65
         Section 13.07.          Governing law ..........................................................................      65
         Section 13.08.          Execution in Counterparts ..............................................................      65
         Section 13.09.          Notices ................................................................................      65
         Section 13.10.          Payments Due on Holidays ...............................................................      65
         Section 13.11.          Issuer, Company and Trustee Representatives ............................................      65


EXHIBIT A - FORM OF BOND

                               INDENTURE OF TRUST


         This INDENTURE OF TRUST dated as of April 1, 1996 (together with any amendments; hereto made in accordance herewith, this "Indenture"), by and between the VILLAGE OF GURNEE, ILLINOIS (the "Issuer"), a municipal corporation and a body politic and corporate duly created and validly existing under the laws of the State of Illinois, and BANK ONE, COLUMBUS, N.A., as trustee (the "Trustee"), having an office and principal place of business in Columbus, Ohio, duly organized and existing under the laws of the United States of America, being authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the State of Illinois;

                                    PREAMBLES

         WHEREAS, the Issuer is a municipal corporation and a body politic and corporate, duly organized and validly exiting under the laws of the State of Illinois;

         WHEREAS, pursuant to the provisions of The Industrial Project Revenue Bond Act, 65 ILCS 5/11-74-1, et seq. , as supplemented and amended (the "Act"), the Issuer has the power to issue its revenue bonds from time to time and lend the proceeds thereof to a private corporation as provided in the Act for the purpose of paying for all or any part of the cost of capital projects for use by a manufacturing, industrial, research, transportation or commercial enterprise, including a capital project such as the Project (as hereinafter defined) authorized under the Act, and of all other costs incident to or necessary and appropriate to achieve the foregoing;

         WHEREAS, SteriGenics International, a California corporation qualified to do business in the State of Illinois (the "Company"), has requested the Issuer issue and sell a series of industrial development revenue bonds for the purpose of financing the cost of (i) the acquisition of an approximately 11 acre site at 1003 Lakeside Drive, Gurnee, Illinois, (ii) the acquisition, construction and equipping of an approximately 78,000 square foot contract radiation sterilization processing facility thereon and (iii) the acquisition and installation of machinery, equipment and other personal property to be used in connection therewith, to be used primarily for the sterilization of health care, laboratory, pharmaceutical and packaging products (collectively, the "Project");

         WHEREAS, by resolution adopted pursuant to and in accordance with the provisions of the Act, the Issuer has determined that the financing of the Project, which constitutes an "industrial project" under the Act, is in the public interest;

         WHEREAS, the Issuer has authorized the issuance and sale of $7,750,000 in aggregate principal amount of the Village of Gurnee, Illinois Industrial Development Revenue Bonds (SteriGenics International Project), Series 1996 (the "Bonds"), the proceeds of which will be used to finance the cost of the Project;

         WHEREAS, the Issuer has entered into a Loan Agreement, dated as of April 1, 1996 (the "Loan Agreement", with the Company under the terms of which the Issuer has agreed to loan the proceeds from the sale of the Bonds to the Company and, in consideration thereof, the Company has agreed to pay or to cause to be paid to the Issuer moneys sufficient to pay the principal of, purchase price of, premium, if any, and interest on the Bonds as the same become due and payable and to pay certain administrative expenses in connection with the Bonds;

         WHEREAS, as security for the payment of the Bonds, the Issuer has agreed to assign and pledge to the Trustee all right, title, and interest of the Issuer in and to the Trust Estate (as hereinafter defined);

         WHEREAS, contemporaneously with the issuance of the Bonds, Comerica Bank-California (the "Credit Provider") will issue its irrevocable, direct-pay letter of credit (the "Credit Facility"), in favor of the Trustee for the account of the Company, obligating the Credit Provider to pay to the Trustee, in accordance with the terms thereof upon presentation of drafts and certificates as required therein, certain amounts specified therein for payment of the principal, purchase price of and interest on the Bonds;

         WHEREAS in connection with the issuance of the Credit Facility, Comerica Bank, a state banking corporation organized under the laws of the State of Michigan (the "Confirming Bank"), will confirm the Credit Facility by issuing its confirmation letter (the "Confirmation Letter") and will undertake to honor conforming drawings under the Credit Facility to the extent that such drawings are not honored by the credit Provider in accordance with the terms and conditions of the Credit Facility;

         WHEREAS, the Credit Provider and the Company have entered into the Reimbursement Agreement dated as of April 1, 1996 (the "Reimbursement Agreement"), under the terms of which the Company has agreed to reimburse the Credit Provider for all amounts drawn by the Trustee under the Credit Facility, together with interest on all such amounts, and to pay to the Credit Provider certain fees and certain periodic charges and other amounts specified therein for issuing the Credit Facility; and

         WHEREAS, all things necessary to make the Bond, when authenticated by the Trustee and issued and delivered as provided in this Indenture, the valid, binding and legal obligations of the Issuer, and to create a valid assignment and pledge of the securities, property, moneys and rights in order to secure the payment of the principal, redemption premium, if any, and interest on the Bonds and a valid assignment of certain of the rights, title and interest of the Issuer in the Loan Agreement, have been done and performed, and the execution and delivery of this Indenture and the execution, issuance and delivery of the Bonds, subject to the terms hereof, have in all respects been authorized.

         NOW, THEREFORE, THIS INDENTURE OF TRUST WITNESSSETH:

         That the Issuer, in consideration of the premises and the mutual covenants herein contained and for the benefit of the owners of the Bonds and the sum of $1.00 to it duly paid by the Trustee at or before the execution of these presents, and for other good and valuable consideration, the receipt of which is hereby acknowledged, in order to secure the payment of the principal of, premium, if any, and interest on all Bonds at any time outstanding under this Indenture, according to their tenor and effect, and to secure the performance and observance of all the covenants and conditions in the Bonds and herein contained, and, on a subordinate basis, to secure the Company's obligation to reimburse the Credit Provider amounts due and owing under the Reimbursement Agreement, and to declare the terms and conditions on and subject to which the Bonds are issued and secured, has executed and delivered this Indenture and has granted, warranted, remised, released, conveyed, assigned, pledged, set over and confirmed, and by these presents does grant, warrant, remise, release, convey, assign, sell, set over and confirm unto Bank One, Columbus, N.A., as the Trustee, and to its successors and assigns forever, all and singular the following described property, franchises and income:

                  (a) All right, title and interest of the Issuer in and to the Loan Agreement, including any right to delivery of the Credit Facility and the Confirmation Letter, if any, the receipts and revenues of the Issuer from the Loan Agreement, the Note, any right to bring actions and proceedings under the Loan Agreement or the Note or for the enforcement of the Loan Agreement and the Note and to do all things that the Issuer is entitled to do under the Loan Agreement or the Note, but excluding the Unassigned Rights (as hereinafter defined) and the right to enforce the Unassigned Rights;

                  (b) All moneys and securities from time to time held by the Trustee under this Indenture in any fund or account other than the Rebate Fund and any and all other personal property of every name and nature from time to time hereafter by delivery or by writing of any kind, pledged or hypothecated, as and for additional security hereunder, by the Issuer, or by anyone on its behalf, in favor of the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

         TO HAVE AND TO HOLD the same with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended to be, to the Trustee and its successors in said trust and assigns forever;

         IN TRUST, NEVERTHELESS, on the terms herein set forth for the equal and proportionate benefit, security and protection of all present and future owners of the Bonds issued under and secured by this Indenture, without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any other of the Bonds and, subject to the prior interest of the holders of the Bonds, for the benefit, security and protection of the Credit Provider to the extent of amounts owned to the Credit Provider under the Reimbursement Agreement;

         PROVIDED, HOWEVER, that if the Issuer pays or causes to be paid the principal of, premium, if any, and interest due and payable on all Outstanding Bonds, pays or causes to be paid all other sums payable by the Issuer, including all fees, expenses and other amounts payable to the Trustee, the Paying Agent, the Credit Provider and the Remarketing Agent, then, and in that case, the right, title and interest of the Trustee in and to the Trust Estate will then cease, terminate and become void and this Indenture and the rights hereby granted shall cease, determine and be void; otherwise this Indenture to be and remain in full force and effect.

         THIS INDENTURE FURTHER WITNESSETH and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all said property, rights, interests, revenues and receipts hereby pledged, assigned and mortgaged are to be dealt with and disposed of under, on and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee for the benefit of the Owners of the Bonds or any part thereof and the Credit Provider, as follows:


                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATIONS

         Section 1.01. DEFINITIONS. The terms defined in this Article I have the meanings provided herein for all purposes of this Indenture, unless the context or use clearly requires otherwise. All capitalized, undefined terms used herein have the meanings ascribed to them in the Loan Agreement.

         "ACT" means The Industrial Project Revenue Bond Act, 65 ILCS 5/11-74-1, et. seq., as supplemented and amended.

         "ALTERNATE CREDIT FACILITY" means an instrument, such as an irrevocable letter of credit or guarantee by a financial institution or insurance company, delivered to the Trustee pursuant to Section 6.13 to replace the Credit Facility then in effect, which provides for the payment of the principal of, interest on and Purchase Price of Bonds, is issued for a term of not less than one year and is for the Coverage Amount.

         "ALTERNATE RATE " means the alternate interest rate set forth in
Section 2.05(d).

         "AUTHORIZED DENOMINATION" means, (i) with respect to any Bond bearing interest at a Variable Rate $100,000 or any integral multiple of $5,000 in excess thereof, (ii) with respect to any Bond bearing interest at a Term Rate during a Term Rate Period that does not extend to the maturity of the Bonds, $100,000 or any integral multiple of $5,000 in excess thereof, and (iii) with respect to any Bond bearing interest at a Term Rate during a Term Rate Period that extends to the maturity of the Bonds, $5,000 or any integral multiple thereof

         "AVAILABLE MONEYS" means (a) during any period the Credit Facility is in effect, moneys which are continuously on deposit with the Trustee, the Paying Agent or the Remarketing Agent in trust for the benefit of the Owners in a separate and segregated account in which only Available Moneys are held and which constitute (i) proceeds of the Bonds received contemporaneously with the initial issuance and sale of the Bonds, (ii) other moneys held in any fund created under the Indenture that has been continuously on deposit in trust with the Trustee, the Paying Agent or the Remarketing Agent for the benefit of the Owners for a period of 366 consecutive days during and prior to which no petition in bankruptcy under the United States Bankruptcy Code has been filed by or against the Company or the Issuer and any guarantor of the Company and no similar proceedings have been instituted under State insolvency or other laws affecting creditors' rights generally, (iii) funds for which the Trustee has received a written opinion of counsel nationally recognized in bankruptcy matters and acceptable to the Trustee to the effect that payment of such moneys to the Owners would not constitute an avoidable preference under Section 547 of the United States Bankruptcy Code which is recoverable from the Owners under
Section 550 of the United States Bankruptcy Code or under applicable State law if the Issuer or the Company or any guarantor of the Company were to become a debtor under the United States Bankruptcy Code or under applicable State law,
(iv) a drawing under the Credit Facility or the Confirmation Letter, if applicable, or payments otherwise made under an Alternate Credit Facility, or
(v) the investment of funds qualifying as Available Moneys under the foregoing clauses and (b) during any period the Credit Facility is not in effect, any moneys held by the Trustee in any fund or account under this Indenture and available, pursuant to the provisions hereof, to be used to pay the principal of, premium, if any, or interest on, or the purchase price of, the Bonds.

         "BENEFICIAL OWNER" shall have the meaning set forth in Section 2.14.

         "BOND COUNSEL" means Chapman & Cutler, Chicago, Illinois or any firm of nationally recognized bond counsel familiar with the transactions contemplated under this Indenture which firm is appointed by the Company, and acceptable to the Issuer, the Trustee, the Remarketing Agent and the Credit Provider.

         "BOND DOCUMENTS" means this Indenture, the Bonds, the Loan Agreement, the Note, and the Placement and Remarketing Agreement.

         "BOND FUND" means the trust fund by that name established pursuant to
Section 6.0%.

         "BOND PAYMENT DATE" means any Interest Payment Date and any other date on which the principal of or interest on the Bonds is to be paid to the Owners thereof, whether on redemption, at maturity or on acceleration of maturity of the Bonds.

         "BOND PURCHASE FUND" means the trust fund by that name established pursuant to Section 6.01.

         "BONDS" means $7,750,000 in aggregate principal amount of the Village of Gurnee, Illinois Industrial Development Revenue Bonds (SteriGenics International Project), Series 1996, issued pursuant to this Indenture.

         "BOOK-ENTRY FORM" or "Book-Entry System" means a form or system, as applicable, under which (i) the Ownership of beneficial interests in the Bonds may be transferred only through a book entry and (ii) physical bond certificates in fully registered form are registered only in the name of a Depository or its nominee as holder, with the physical bond certificates "immobilized" in the custody of the Depository.

         "BUSINESS DAY" means any day other than (i) a day on which banking institutions in New York, New York or the cities in which the Trustee, the Paying Agent, the Remarketing Agent, the Credit provider or the Confirming Bank have their respective principal offices are authorized to close or (ii) a day on which the New York Stock Exchange is closed.

         "CLOSING DATE" means the date of delivery of the Bonds to the initial purchaser or purchasers thereof in accordance with this Indenture.

         "CODE" means the Internal Revenue Code of 1986, as amended. Each reference to a section of the Code herein will be deemed to include the United States Treasury Regulations proposed or in effect with respect thereto and applicable to the Bonds or the use of the proceeds thereof.

         "COMPANY" means SteriGenics International, a California corporation, or any successor or successors to the Company's obligations under the Loan Agreement as permitted by Section 5.3 of the Loan Agreement

         "COMPANY REPRESENTATIVE" means a person at the time designated to act on behalf of the Company by a written instrument furnished to the Trustee containing the specimen signature of such person and signed on behalf of the Company by its President, any Vice President or the Chairman of the Company's Board of Directors, or in the case of a Person other than a corporation, the person or persons having comparable positions or roles. The certificate may designate an alternate or alternates.

         "CONFIRMATION LETTER" means the confirmation of the Credit Facility by the Confirming Bank as evidenced by the Confirmation Letter dated April 19, 1996, pursuant to which the Confirming Bank will undertake to honor conforming drawings under the Credit Facility to the extent that such drawings are not honored by the Credit Provider in accordance with the terms and conditions of the Credit Facility and any extensions, amendments or supplements thereto, and any Substitute Confirmation Letter in effect from time to time as provided in this Indenture and any extensions, amendments, or supplements thereto.

         "CONFIRMING BANK" means Comerica Bank, a state banking corporation organized under the laws of the State of Michigan, and its successors and assigns and, if a Substitute Confirmation Letter is issued, the issuer thereof.

         "CONSTRUCTION FUND" means the trust fund by that name established pursuant to Section 6.01.

         "CONVERSION " means the conversion of the interest rate on the Bonds from one interest rate mode to another interest rate mode in accordance with the provisions hereof.

         "CONVERSION DATE" means the Interest Payment Date which is the effective date of any Conversion.

         "COST OF ISSUANCE FUND" means the trust fund by that name created pursuant to Section 6.01.

         "COSTS OF ISSUANCE" means all fees, costs and expenses payable or reimbursable directly or indirectly by the Company and related to the authorization, issuance, sale and delivery of the Bonds.

         "COUNSEL" means an attorney, or firm thereof, admitted to practice law before the highest court of any state in the United States of America or the District of Columbia.

         "COVERAGE AMOUNT" means, as of any given date, an amount equal to the principal amount of Bonds Outstanding plus (i) during any Variable Rate Period, 50 days' interest on the Bonds, computed at a rate per year equal to the Maximum Rate and on the basis of the actual number of days elapsed during a 365 day year or a 366 day year, as applicable, or (ii) during any Term Rate Period, 204 days' interest on the Bonds (or, if the Term Rate Period to be established will consist of fewer than 6 months, the number of days' interest on the Bonds obtained by adding 20 days to the number of days in such Term Rate Period) computed at a rate per annum equal to the rate on the Bonds to be in effect during such Term Rate Period (but not exceeding the Maximum Rate) and on the basis of a 360 day year of twelve 30 day months.

         "CREDIT EXPIRATION DATE" means, during any Variable Rate Period and any Term Rate Period, the date which is 15 calendar days before the Credit Facility or the Confirmation Letter, if applicable and then in effect, is to terminate, including any extension of such date, without provision being made at least 60 days prior to such termination date in accordance with Section 6.13 for the delivery of an Alternate Credit Facility or Substitute Confirmation Letter, as applicable, which does not result in the ratings, if any, then in effect on the Bonds being reduced or withdrawn, but not including any early termination because of the occurrence of any event of default thereunder.

         "CREDIT FACILITY" means, initially, the Letter of Credit dated April 19, 1996 issued by the Credit Provider to the Trustee on behalf of the Company, and all extensions, amendments and supplements thereto, or if an Alternate Credit Facility is delivered pursuant to Section 6.13, such Alternate Credit Facility and all extensions, amendments and supplements thereto. All references to "Credit Facility" shall be of no effect at any time that no Credit Facility secures the Bonds, except with respect to the rights of any Credit Provider created under this Indenture which do not, by their terms, expire upon the expiration or termination of the Credit Facility issued by such Credit Provider.

         "CREDIT PROVIDER" means Comerica Bank-California, in its capacity as the issuer of the Credit Facility, and its successors in such capacity and their assigns, and if an Alternate Credit Facility is issued, the issuer thereof. All references to "Credit Provider' shall be of no effect at any time that no Credit Facility secures the Bonds, except with respect to the rights of any Credit Provider created under this Indenture which do not, by their terms, expire upon the expiration or termination of the Credit Facility issued by such Credit Provider.

         "CREDIT PROVIDER BONDS" means any Bonds purchased pursuant to Section 3.03(c) or (d) by the Credit Provider which are purchased with the proceeds of a draw on the Credit Facility or the Confirmation Letter, if applicable, and are held for the benefit of the Credit Provider in the name of the Credit Provider as provided in the Reimbursement Agreement until such time as such purchased bonds are released from the security interest created by the Reimbursement Agreement in accordance with the provisions thereof.

         "CREDIT PROVIDER RATE" means the rate borne by the Credit Provider Bonds, as set forth in the Reimbursement Agreement.

         "DEFAULT" and "Event of Default" mean any occurrence or event specified in Section 7.01.

         "DEPOSITORY" means any securities depository that is a "clearing corporation' within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, operating and maintaining, with its participants of or otherwise, a Book-Entry System to record ownership of beneficial interests in municipal bonds, and to effect transfers of municipal bonds, in Book-Entry Form, and includes and means initially DTC.

         "DETERMINATION OF TAXABILITY" means a final determination by the Internal Revenue Service or a court of competent jurisdiction that the interest paid or to be paid on any Bond (except to a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the Code) is or was includable in the gross income of the Bond's Owner for federal income tax purposes.

         "DTC" means The Depository Trust Company, New York, New York and its successors.

         "FEDERAL SECURITIES" means (a) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged; (b) obligations issued by any agency controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of and interest on which is fully guaranteed as full faith and credit obligations of the United States of America (including any securities described in (a) or (b) issued or held in the name of the Trustee in book entry form on the books of the Department of Treasury of the United States of America), which obligations, in either case, are held in the name of the Trustee and are not subject to redemption or purchase prior to maturity at the option of anyone other than the holder; (c) any bonds or other obligations of any state of the United States of America or of any agency, instrumentality or local governmental unit of any such state which are (i) not callable prior to maturity or (ii) as to which irrevocable instructions have been given to the trustee or escrow agent of such bonds or other obligations by the obligor to give due notice of redemption and to call such bonds for redemption on the date or dates specified, and which are rated by Moody's, if the Bonds are rated by Moody's, and S&P, if the Bonds are rated by S&P with a rating equal to or greater than the then current rating on the Bonds and which are secured as to principal, redemption premium, if any, and interest by a fund consisting only of cash or bonds or other obligations of the character described in clause (a) hereof which fund may be applied only to the payment of such principal of and interest and redemption premium, if any, on such bonds or other obligations on the maturity date or dates thereof or the specified redemption date or dates pursuant to such irrevocable instructions, as appropriate; or (d) direct evidences of ownership of proportionate interests in future interest and principal payments that are part of the United States Treasury program on specified obligations described in (a) held by a bank or trust company as custodian, under which the owner of the investment is the real party in interest and has the right to proceed directly and individually against the obligor on the underlying obligations described in (a), and which underlying obligations are not available to satisfy any claim of the custodian or any person claiming through the custodian or to whom the custodian may be obligated.

         "INDENTURE" means this Indenture of Trust dated as of April 1, 1996 between the Issuer and the Trustee, as amended or supplemented in accordance with the terms hereof from time to time.

         "INTEREST ACCOUNT" means the trust account by that name established in the Bond Fund pursuant to Section 6.01.

         "INTEREST PAYMENT DATE " means (i) for all Variable Rate Bonds, the first Wednesday (or if not a Business Day, the next succeeding Business Day) of each calendar month; (ii) for Term Rate Bonds with a Term Rate Period of six months or fewer, the calendar day after the last day of each Term Rate Period; and (iii) for Term Rate Bonds with a Term Rate Period of greater than six months, the first calendar day of the month that is the sixth month after the month in which such Term Rate Period begins and each sixth month anniversary of such first calendar day described above and the calendar day after the last day of the month Term Rate Period; (iv) for any Term Rate Period that extends to the maturity of the Bonds, May 1 and November 1 of each year and (v) for all Bonds, any mandatory purchase date pursuant to Sections 3.01(b) or (c).

         "INTEREST PERIOD" means (i) initially, that period beginning on the date of issuance of the Bonds through and including April 23, 1996, and (ii) thereafter, (A) with respect to each Variable Rate Bond, the Variable Rate Period applicable thereto or (B) with respect to each Term Rate Bond, that period beginning on an Interest Payment Date or a Conversion Date through and including the date preceding the next Interest Payment Date.

         "ISSUER" means the Village of Gurnee, Illinois, a municipal corporation and a body politic and corporate created under the laws of the State, and any successor to its functions.

         "ISSUER REPRESENTATIVE" means any of the following: (i) the President or Vice President of the Board of Trustees of the Issuer; (ii) the Clerk or any Assistant Clerk of the Issuer; or (iii) any other person or persons at the time designed to act on behalf of the Issuer for purposes of performing any act on behalf of the Issuer under the Loan Agreement or this Indenture by a written certificate furnished to the Company and the Trustee containing the specimen signature of such person or persons and signed on behalf of the Issuer by the President or Vice President of the Board of Trustees of the Issuer.

         "LOAN AGREEMENT" means the Loan Agreement dated as of April 1, 1996, between do: Issuer and the company, and any permitted amendments or supplements thereto.

         "LOAN AGREEMENT EXPIRATION DATE" means the effective date of termination of the Loan Agreement whether at maturity, upon prepayment pursuant to Article VII of the Loan Agreement or upon defeasance of all of the Bonds pursuant to Article XI hereof.

         "MAIL" means United States mail, by first-class postage.

         "MAXIMUM RATE" means the lesser of 12.00% per annum or the maximum interest rate applicable to the Bonds permitted by the laws of the State.

         "MIDPOINT DATE" means, with respect to any Term Rate Period, the first Interest Payment Date which is at least one-half of the number of days into such Term Rate Period.

         "MOODY'S" means Moody's Investors Service, a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, and, if such corporation for any reason no longer performs the functions of a securities rating agency, "Moody's" will be deemed to refer to any nationally recognized rating agency other than S&P designated by the Company with the approval of the Credit Provider.

         "NET PROCEEDS" means, with respect to any condemnation award or insurance proceeds allocable to the Project (including, without limitation, title insurance), the gross proceeds from a condemnation award or insurance proceeds (including, without limitation, the proceeds of title insurance) so allocable, remaining after the payment of all expenses (including attorneys' fees and expenses) incurred in the collection of such proceeds.

         "OPINION OF COUNSEL" means an opinion in writing of legal Counsel, who may be counsel to the Trustee, the Company, the Paying Agent, the Remarketing Agent, the Credit Provider or the Issuer.

         "OUTSTANDING" or "BONDS OUTSTANDING" means all Bonds which have been issued under this Indentures except:

                  (a) Bonds canceled or which have been surrendered to the Trustee for cancellation;

                  (b) Bonds in lieu of which other Bonds have been authenticated under Section 2.10 or 2.11;

                  (c) Bonds which have been redeemed as provided in Article IV (including Bonds redeemed on a partial payment as provided in Section 4.05); and

                  (d) Bonds which are deemed to have been paid under Article X1.

         "OWNER" means any person in whose name any Bond is registered on the books maintained by the Paying Agent, as registrar.

         "PAYING AGENT" means the Trustee or any other or additional paying agent designated pursuant to Section 8.21.

         "PERMITTED INVESTMENTS" means (i) Federal Securities; (ii) obligations of the Federal Land Bank; (iii) obligations of the Federal Home Loan Bank; (iv) obligations of the Federal Intermediate Credit Bank; (v) obligations of the Central Bank for Cooperatives; (vi) certificates of deposit of national or state banks located within the State which have deposits insured by the Federal Deposit Insurance Corporation (including the certificates of deposit of any bank acting as a depository, custodian or trustee for any proceeds of the Bonds); provided however, that the portion of such certificates of deposit in excess of the amount insured by the Federal Deposit Insurance Corporation, if any, shall be secured by deposit with the Federal Reserve Bank of Charlotte, North Carolina, or with any national or state bank located within the State, of any of the obligations included in (i), (ii), (iii), (iv) or (v) above; (vii) any bonds or other obligations of any state of the United States or of any agency, instrumentality or local governmental unit of such state which are rated "A" or better by Moody's, if the Bonds are rated by Moody's, and S&P, if the Bonds are rated by S&P; (viii) shares of a tax exempt money market fund which is restricted by its terms to investment in obligations which and which carry the highest short-term rating of Moody's, if the Bonds are rated by Moody's, and S&P, if the Bonds are rated by S&P; and (ix) money market funds, the assets of which are obligations of or guaranteed by the United States of America or repurchase agreement secured by such obligations and which funds are rated "AM' or "AM-G" or higher by S&P at the time of purchase; provided, however, that each of the investments listed in (i) through (viii) above must be permitted by the laws of the State.

         "PERSON" or "PERSON" means natural persons, firms, associations, corporations and public bodies.

         "PLACEMENT AGENT" means Wheat, First Securities, Inc.

         "PLACEMENT AND REMARKETING AGREEMENT" means the Placement and Remarketing Agreement dated as of April 1, 1996, among the Placement Agent, the Remarketing Agent, the Company and the Issuer, as amended or supplemented from time to time.

         "PRINCIPAL ACCOUNT" means the trust account by that name established in the Bond Fund pursuant to Section 6.01.

"PROJECT" means (i) the acquisition of an approximately 1 1 acre site at 1003 Lakeside Drive, Gurnee, Illinois, (ii) the acquisition, construction and equipping of an approximately 78,000 square foot contract radiation sterilization processing facility thereon and (iii) the acquisition and installation of machinery, equipment and other personal property to be used in connection therewith, to be used primarily for the sterilization of health care, laboratory, pharmaceutical and packaging products.

         "PROJECT CERTIFICATE" means the Certificate Re: Use of Proceeds of Bonds and the Project of the Company dated the date of the initial issuance and delivery of the Bonds.

         "PURCHASE DATE" means, (i) for a Variable Rate Bonds, the Business Day as set forth in Section 3.01(a) and (ii) for all Bonds, any Business Day on which Bonds are subject to mandatory purchase pursuant to Section 3.01(b) or
(c).

         "PURCHASE PRICE" means an amount equal to the aggregate principal amount of Bonds tendered for purchase plus, if the Purchase Date is not an Interest Payment Date, accrued interest to the Purchase Date.

         "REBATE DEPOSIT" means the amount required to be deposited into the Rebate Fund as a result of the computation made pursuant to the Tax Regulatory Agreement.

         "REBATE FUND" means the trust fund by that name established pursuant to the Tax Regulatory Agreement.

         "RECORD DATE" means, (i) while the Bonds bear interest at a Variable Rate, the Business Day preceding each Interest Payment Date applicable to such Bond and (ii) while the Bonds bear interest at a Term Rate, the 15th calendar day (whether or not a Business Day) of the month immediately preceding such Interest Payment Date.

         "REGISTRAR" means the entity from time to time serving as Paying Agent under this Indenture.

         "REIMBURSEMENT AGREEMENT" means the agreement between the Company and the Credit Provider pursuant to which the Credit Facility is issued by the Credit Provider and delivered to the Trustee, and any and all modifications, alterations, amendments and supplements thereto, and initially the Reimbursement Agreement dated as of April 1, 1996 between the Company and the Credit Provider, as amended, supplemented or modified from time to time.

         "REMARKETING AGENT" means the Remarketing Agent appointed in accordance with Section 8.22, initially Wheat, First Securities, Inc.

         "REMARKETING PROCEEDS" means proceeds of the remarketing of Bonds tendered or deemed tendered for purchase pursuant to Section 3.01 other than to the Issuer or the Company or any guarantor of the Company.

         "S&P" means Standard & Poor's, a Division of The McGraw Hill Companies, Inc., a corporation organized and existing under the laws of the State of New York, its successors and their assigns, and, if such corporation for any reason no longer performs the function of a securities rating agency, "S&P" will be deemed to refer to any nationally recognized securities rating agency other than Moody's designated by the Company with the approval of the Credit Provider.

         "STATE" means the State of Illinois.

         "SUBSTITUTE CONFIRMATION LETTER" means any subsequent Confirmation Letter delivered to the Trustee from time to time to replace the Confirmation Letter then in effect, and any amendments, extensions or supplements thereto.

         "TERM RATE" means a fixed, nonvariable rate of interest on the Bonds established in accordance with Section 2.03(b)(ii).

         "TERM RATE BONDS" means Bonds bearing interest at a Term Rate.

         "TERM RATE COMMISSION DATE" means the effective date of a Term Rate established in accordance with the terms of Section 2.03(b)(ii).

         "TERM RATE PERIOD" means the period during which the Bonds bear interest at the Term Rate.

         "TRUSTEE" means Bank One, Columbus, N.A., a national banking association, organized and existing pursuant to the laws of the United States, as trustee, and any successor trustee at the time serving as such hereunder.

         "TRUSTEE REPRESENTATIVE" means the person or persons at the time designated to act on behalf of the Trustee for purposes of performing any act on behalf of the Trustee under the Indenture by a written certificate furnished to the Company and the Issuer containing the specimen signature of such person or persons and signed on behalf of the Trustee by any duly authorized officer of the Trustee.

         "TRUST ESTATE" means all property and rights conveyed by the Issuer under the Granting Clauses of this Indenture.

         "UNASSIGNED RIGHTS" means the rights of the Issuer under Section 4.4 (relating to the payment of administrative fees and expenses), Section 5.2 (relating to indemnification), Section 6.4 (relating to the payment of counsel fees and expenses) and Section 8.13 (relating to the right to amend the Loan Agreement) of the Loan Agreement and the rights of the Issuer to receive documentation and notices, to give or withhold consents in connection with this Indenture and the Loan Agreement and the right to enforce any of the foregoing.

         "VARIABLE RATE BONDS" means Bonds bearing interest at the Variable
Rate.

         "VARIABLE RATE" means the interest determined in accordance with
Section 2.03(b)(i).

         "VARIABLE RATE PERIOD" means the period beginning on, and including any Wednesday (or, if not a Business Day, on the next succeeding Business Day) and ending on, and including, the then next Tuesday (or the day immediately preceding the first day of the next Variable Rate Period), except that in the event of Conversion to Variable Rate Bonds, the first "Variable Rate Period" means the period beginning on the Conversion Date and ending on, and including, the second succeeding Tuesday (or the day immediately preceding the first day of the next Variable Rate Period) unless the Conversion Date is a Tuesday or Wednesday, in which case it will end on and include the first succeeding Tuesday.

         Section 1.02. INTERPRETATIONS. For purposes of this Indenture:

                  (a) SUCCESSORS. References to specific persons, positions or officers include those who or which succeed to or perform their respective functions, duties or responsibilities.

         (b) LAWS. References to the Code, or to the laws or Constitution of the State, or rules or regulations thereunder, or to a section, division, paragraph or other provision thereof, include those laws and rules and regulations, and that section, division, paragraph or other provision thereof as from time to time amended, modified, supplemented, revised or superseded, provided that no such amendment, modification, supplementation, revision or suppression shall be applied (i) to alter the obligation to pay the principal, premium, if any, or interest due and owing on the Bonds Outstanding in the amount and manner, at the times, and from the sources provided in this Indenture or (ii) to alter the times at which or amounts in which the Trustee is to receive payments in respect of the Credit Facility, except as otherwise herein permitted.

         (c) SINGULAR/PLURAL. Unless the context otherwise indicates, words importing the singular number include the plural number and words importing the plural number include the singular number.

         (d) COMPUTATIONS. Unless otherwise provided in this Indenture or the facts are then otherwise, all computations required for the purposes of this Indenture shall be made on the assumptions that: (i) all payments required to be made by or on behalf of the Company under the Loan Agreement shall be paid as and when the same become due; and (ii) all credits required by this Indenture to be made to any fund or account shall be made in the amounts and at the times required.

         (e) EXCLUSION OF BONDS HELD BY OR FOR THE COMPANY OR THE ISSUER. In determining whether the registered owners of the requisite principal amount of Bonds Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the Company and the Issuer shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned shall be disregarded.

         (f) BONDS AND OPINIONS. Except as otherwise specifically provided in this Indenture, each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture includes an identification of any certificates or opinions relied on in such certificate or opinion, and a statement: (i) that the person making the certificate or opinion has read the covenant or condition and the definitions herein relating thereto; (ii) as to the nature and scope of the examination or investigation upon which the statements or opinions contained in the certificate or opinion are based; (iii) that in the opinion of such person, he or she has made such examination and investigation as is necessary to enable him or her to express an informed opinion as to whether the covenant or condition has been complied with; and (iv) as to whether, in the opinion of such person, the condition or covenant has been complied with.

         (g) COUNSEL OPINIONS. Any Opinion of Counsel may be qualified by reference to the constitutional powers of the United States of America and the State, the police and sovereign powers of the State, judicial discretion, and bankruptcy, insolvency, reorganization moratorium and other laws affecting creditors' rights and similar matters.

         (h) CONSOLIDATED CERTIFICATIONS, OPINIONS AND INSTRUMENTS. When several matters are required to be certified by, or covered by an opinion of, any specified person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such person, or that they be so certified or covered by only one document, but one such person may certify or give an opinion with respect to some matters and one or more other such persons as to other matters, and any such person may certify or give an opinion as to such matters in one or several documents. When any person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, such instruments may, but need not, be consolidated and form one instrument.

         (i) OPINIONS AND CERTIFICATIONS OF THE COMPANY AND THE ISSUER. Any certificate or opinion of an officer of the Company or the Issuer may be based, insofar as it relates to legal matters, on a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer or the Company stating that the information with respect to such factual matters is in the possession of the Company or the Issuer, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such factual matters are erroneous.

         (j) REFERENCES TO INDENTURE. The terms "herein," "hereunder," "hereby," "hereto, "hereof' and any similar terms refer to this Indenture as a whole and not to any particular article, section or subdivision hereof; and the term "heretofore" means before the date of execution of this Indenture, the term "now" means at the date of execution of this Indenture, and the term "hereafter" means after the date of execution of this Indenture.

         (k) SECTION AND ARTICLE REFERENCES. References in this Indenture to Section or Article numbers, without added references to other documents, are to the indicated Sections or Articles in this Indenture.

         (1) Gender. Words of the masculine gender include correlative words of the feminine and neuter genders.

         (m) CAPTIONS. The captions or headings of this Indenture and the table of contents appended to copies hereof are for convenience only and in no way define, limit or describe the scope or intent of any provisions, articles or sections of this Indenture.

         (n) CONSENT. If one person becomes the registered owner of all of the Outstanding Bonds and this Indenture requires the consent of the Trustee for a particular purpose, then the consent of that person will be required in lieu of the consent of the Trustee for that purpose.

         (o) REMEDIES. Nothing expressed or implied in this Indenture is intended or shall be construed to confer on or to give any Person, other than the Company, the Trustee, the Paying Agent, the Remarketing Agent, the Issuer, the Credit Provider, the Confirming Bank, if any, and the Owners, any right, remedy or claim under or by reason of this Indenture or any covenant, agreement, condition or stipulation hereof.


                               [End of Article I]

                                   ARTICLE II

                     AUTHORIZATION, TERMS, ISSUANCE OF BONDS

                  Section 2.01. AUTHORIZED AMOUNT OF BONDS; ISSUANCE. No Bonds may be issued hereunder except in accordance with this Article II. There is hereby created for issuance under this Indenture an issue of bonds limited in aggregate principal amount to $7,750,000, and designated "Village of Gurnee, Illinois Industrial Development Revenue Bonds (SteriGenics International Project), Series 1996." The aggregate principal amount of Bonds that may be issued shall be $7,750,000.

         The Bonds shall be delivered in fully registered form without coupons in Authorized Denominations only, in substantially the form as provided in Exhibit A to this Indenture. The Bonds will be lettered "R-," and will be numbered separately from 1 consecutively upward. The Bonds shall mature (subject to the right to purchase and of prior redemption as hereinafter set forth) on May 1, 2016.

         Section 2.02.     DETAILS OF BONDS; PAYMENT.

                  (a) The Bonds will initially all be (dated their date of initial authentication and delivery, and Bonds issued in exchange for or on the registration of transfer of Bonds will be dated as of the Interest Payment Date preceding the day of authentication thereof, unless the date of such authentication is an Interest Payment Date to which interest on the Bonds has been paid in full or duly provided for in accordance with the terms of this Indenture, in which case they will be dated as of such Interest Payment Date; except that if, as shown by the records of the Paying Agent, interest on the Bonds is in default, Bonds issued in exchange for or upon registration of transfer of Bonds will be dated as of the date to which interest on the Bonds has been paid in full. If no interest has been paid on the Bonds, Bonds issued in exchange for or upon the registration or transfer of Bonds will be dated the date of initial authentication and delivery thereof.

                  (b) Principal of and premium, if any, on the Bonds will be payable in lawful currency of the United States at the principal office of the Paying Agent. Payment of the principal of and premium, if any, on the Bonds will be made on the presentation and surrender of such Bonds as the same become due and payable. Payment of the interest on each Bond will be made by the Paying Agent on each Interest Payment Date to the person appearing as the Owner thereof as of the close of business on the Record Date preceding the Interest Payment Date, by check mailed to such Owner at his address as it appears on the registration books maintained by the Registrar or at such other address as is furnished in writing by such Owner to the Registrar; provided, however, if the Bonds are registered in the name of a Depository or its nominee as registered owner, payment will be made by wire transfer pursuant to the wire instruction received by the Paying Agent from such registered owner.

                  (c) Notwithstanding anything provided above, (i) payment of interest on the Bonds may (except as otherwise provided for Credit Provider Bonds), at the option of any Owner of Bonds in an aggregate principal amount of at least $1,000,000, be transmitted by wire transfer to such Owner, on written request therefor delivered to the Paying Agent, to the bank account number on file with the Registrar as of the relevant Record Date and (ii) all payments of principal or redemption price of and interest on Credit Provider Bonds will be by wire transfer in immediately available funds; provided, however, if the Bonds are registered in the name of a Depository or its nominee as registered owner, payment will be made by wire transfer pursuant to the wire instruction received by the Paying Agent from such registered owner.

Section 2.03. INTEREST RATE AND INTEREST PAYMENT PROVISIONS.

                  (a) General. Each Bond will evidence the right to receive interest, at a Variable Rate, determined from time to time, or at a Term Rate, determined from time to time, from and including the date of such Bond until conversion to a Variable Rate or a successive Term Rate or until payment of the principal or redemption price thereof has been made or provided for in accordance with the provisions of this Indenture, whether at maturity, on redemption or otherwise. Interest for each Interest Period will be paid on the next succeeding Interest Payment Date, and (i) while the Bonds pay interest at a Variable Rate, will be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed, and (ii) while the Bonds pay interest at the Term Rate, computed on the basis of a year of 360 days and twelve 30-day months, provided that while any Bonds pay interest at the Credit Provider Rate, interest on such Bonds will be payable on the dates and will be calculated on the basis provided in the Reimbursement Agreement. In no event will interest attributable to any Bond accrue at a rate greater than the Maximum Rate. The Trustee will calculate the amount of interest to be paid on each Interest Payment Date, and will confirm the amount in writing with the Paying Agent.

         Initially, the Bonds will bear interest at the Variable Rate, determined by the Placement Agent on the issuance date and thereafter by the Remarketing Agent at the time and in the manner set forth below.

                  (b) Certain Interest Rates. Interest rates will be determined as follows for Variable Rate Bonds, Term Rate Bonds and Credit Provider Bonds.

                           (i) For Variable Rate Bonds, the interest rate for
                  any Variable Rate Period will be the rate established by the Remarketing Agent on the first day of such Variable Rate Period which is the minimum rate of interest necessary, in the best professional judgment of the Remarketing Agent taking into account prevailing market conditions, to enable the Remarketing Agent to remarket all of the Variable Rate Bonds in the secondary market on the date such rate is set at a price equal to 100% of the principal amount thereof, plus accrued interest, if any.

                           (ii) For Term Rate Bonds, the interest rate for any
                  Term Rate Period will be the rate established by the Remarketing Agent on the first day of such Term Rate Period which is the minimum fixed interest rate necessary, in the best professional judgment of the Remarketing Agent, taking into account prevailing market conditions, to enable the Remarketing Agent to remarket all of the Term Raw Bonds in the secondary market on the date such rate is set at a price equal to 100 % of the principal amount thereof, plus accrued interest, if any.

                           (iii) Only Credit Provider Bonds will bear interest
                  at the Credit Provider Rate. The Credit Provider will calculate the Credit Provider Rate in accordance with the Reimbursement Agreement and notify the Trustee and the Paying Agent of the Credit Provider Rate

                           (iv) In no event shall the interest rate on the Bonds
                  (whether Variable Rate Bonds, Term Rate Bonds or Credit Provider Bonds) exceed the Maximum Rate.

                  (c) NOTIFICATION OF INTEREST RATE. The Remarketing Agent will promptly advise by facsimile the Trustee, the Paying Agent and the Company of all interest rates determined by it pursuant to Section 2.03(b)(i) and (ii). Any determination of an interest rate is conclusive and binding on the Company, the Issuer, the Trustee, the Paying Agent, the Remarketing Agent, the Credit Provider and the Owners. In determining the interest rate that the Bonds shall bear, the Remarketing Agent shall have no liability to the Company, the Issuer, the Trustee, the Paying Agent, the Credit Provider or the Owners, except for its gross negligence or willful misconduct.

                  (d) CREDITED FACILITY IN EFFECT AT ALL TIMES WITH RESPECT TO CERTAIN BONDS. A Credit Facility must be in effect at all times with respect to any Bonds bearing interest at (i) a Variable Rate and (ii) a Term Rate, provided the applicable Term Rate Period ends prior to the final stated maturity date of the Bonds. A Credit Facility need not be in effect at all times with respect to Term Rate Bonds provided the applicable Term Rate Period ends on the final stated maturity of the Bonds.

         Section 2.04. FAILURE TO COMPUTE INTEREST RATES; INEFFECTIVE INTEREST RATES. If the Remarketing Agent no longer determines, or fails to determine, when required, an interest rate pursuant to Section 2.03(b)(i) or (ii), or if for any reason such manner of determination is held to be invalid or unenforceable by a court of law, the interest rate for the next Interest Period will be determined by the Trustee as follows:

                  (a) For Variable Rate Bonds, (1) if the Remarketing Agent does not determine an interest rate pursuant to Section 2.03(b)(i) for one Variable Rate Period, the interest rate shall be that interest rate borne by such Bonds during the immediately preceding Variable Rate Period or (2) if the Remarketing Agent does not determine an interest rate pursuant to Section 2.03(b)(i) for two or more consecutive Variable Rate Periods, that interest rate shall be determined in the manner provided by Section 2.05(d).

                  (b) For Term Rate Bonds, (1) if the Remarketing Agent does not determine an interest rate pursuant to Section 2.03(b)(ii) for one Term Rate Period, the interest rate shall be that interest rate borne by such Bonds during the immediately preceding Term Rate Period if the duration of the new Term Rate Period is equal to the immediately preceding Term Rate Period; or (2) if the Remarketing Agent does not determine an interest rate pursuant to Section 2.03(b)(ii) for two or more consecutive Term Rate Periods or if the duration of the new Term Rate Period is not equal to the duration of the immediately preceding Term Rate Period, the interest rate shall be that interest rate determined in the manner provided by Section 2.05(d).

Section 2.05.     CONVERSION OF INTEREST RATE.

                  (a) The interest rate on the Bonds is subject to Conversion from one interest rate mode to another or from a Term Rate to one or more successive Term Rates, in whole and not in part, at the option of the Company, by mailing a notice thereof to the Trustee, the Credit Provider, the Paying Agent and the Remarketing Agent at least 30 days before the proposed Conversion Date, accompanied by a preliminary opinion of Bond Counsel stating that such Conversion is authorized and in accordance with this Indenture and will not adversely affect the exclusion of the interest on any of the Bonds from the gross income of the recipient thereof for federal and state income tax purposes. A Conversion may occur only (i) when the Conversion Date is a date on which the Bonds are subject to optional redemption under Section 4.01(a) or (b), (ii) if the Conversion Date would otherwise be an Interest Payment Date or if not, then it is a Business Day and (iii) if the Credit Facility, if any, is in the applicable Coverage Amount. At least ten days prior to the proposed Conversion Date, as a necessary condition to such Conversion, the Company must deliver to the Trustee:

                  (1) a written notice which specifies the proposed change on the Conversion Date, the change to be made on the proposed Conversion Date, and, if one or more Term Rate Periods will be established, the length for each such Term Rate Period and the last day of each such Term Rate Period;

                  (2) an opinion of Bond Counsel dated the Conversion Date confirming the preliminary opinion as of such Conversion Date; provided, however, that the portion of such opinion relating to the tax-exempt status of interest on the Bonds shall not be required if

                           (a) a Term Rate of one year or less is to be
                  established following a period in which the Bonds bear interest at the Variable Rate,

                           (b) a period in which the Bonds bear interest at the
                  Variable Rate is to be established following a Term Rate Period of one year or less, or

                           (c) a Term Rate Period of one year or less is to be
                  established following a Term Rate Period of one year or less.

                  (3) As long as the Credit Facility remains in effect during a Term Rate Period:

                           (a) evidence satisfactory to the Trustee, including
                  an amendment to the existing Credit Facility and Confirmation Letter ( if applicable), if necessary, that the amount which can be realized under the Credit Facility and the Confirmation Letter, if applicable, for the payment of interest on the Bonds is equal to at least 204 days' interest on the Bonds (or, if the Term Rate Period to be established will consist of fewer than 6 months, the number of days' interest on the Bonds obtained by adding 20 days to the number of days in such Term Rate Period) calculated at the Term Rate to be in effect during such period and on the basis of a 360 day year of twelve 30-day months.

                  (4) in connection with the establishment of a Term Rate Period of more than one year following a period in which the Bonds accrue interest at the Variable Rate or a Term Rate Period of one year or less, at the request of, and in form and content satisfactory to, the Company, as agent for the Issuer, or the Remarketing Agent, additional disclosure on the Company, the Project and any other matter deemed appropriate by the Company and/or the Remarketing Agent for inclusion in an offering document for the Bonds;

         Notwithstanding any provision in this Indenture to the contrary, no conversion to a Term Rate with a Term Rate Period exceeding nine months in duration shall be permitted unless the Trustee and the Remarketing Agent receive, at least two business days prior to the proposed Conversion Date, an executed copy of a continuing disclosure agreement imposing obligations upon the Company or the Issuer, as applicable, to comply with the requirements of Rule 15C2-12 promulgated by the Securities and Exchange Commission, as amended or supplemented from time to time, with respect to the Bonds, and such other documents as the Remarketing Agent may require in order to comply with such Rule; provided that upon such Conversion the Bonds are subject to the requirements of such Rule.

         The Trustee shall promptly deliver copies of such notices and opinions to the Registrar, the Paying Agent the Remarketing Agent and the Credit Provider.

         Term Rate Periods established in accordance with this Section 2.05 may be of the same or different periods, but each such Term Rate Period shall commence on the first calendar day of a month or, if the Variable Rate is then in effect, the first Wednesday of a month, or if such Wednesday is not a Business Day, the immediately succeeding Business Day, and shall end on the last calendar day of a month or, if the Bonds may bear interest at the Variable Rate following the expiration of any Term Rate Period, the day immediately preceding the first Wednesday of a month or if such Wednesday is not a Business Day, the day immediately preceding the Business Day that immediately succeeds such Wednesday. Any Term Rate Period (a) shall be for a period of at least 2 months in duration and (b) may extend to the maturity of the Bonds; provided that no Term Rate Period may extend beyond the maturity of the Bonds.

         (b) If the confirming opinion of Bond Counsel referred to in subsection
(a) of this Section is not delivered on or before the proposed Conversion Date or if any other condition to Conversion referred to above is not satisfied on or before the proposed Conversion Date at least ten days prior to the proposed Conversion Date, the proposed Conversion will not take place and (1) if the Bonds were bearing interest at a Variable Rate immediately prior to the proposed Conversion Date, then the Bonds shall continue to bear interest at the Variable Rate, and (2) if the Bonds were bearing interest at a Term Rate prior to the proposed Conversion Date, then the Bonds shall bear interest at a Term Rate determined for a new Term Rate Period of equal duration to the immediately preceding Term Rate Period. The Trustee shall give notice of a failure of conversion to the Remarketing Agent not later than seven days prior to the proposed Conversion Date.

         (c)(1) The Trustee with give notice by Mail to the Owners not less than 25 days before the Conversion Date. Such notice will state (A) that such Bonds are being converted, as set forth in the notice from the Company; (B) the Conversion Date; (C) the date and intended method by which the interest rate will be determined and the procedure, which may include the furnishing of a telephone number which Owners can call for information; (D) the intended Interest Payment Dates and the Purchase Dates, if any, after the Conversion Date; (E) that, for a Conversion from a Variable Rate to one or more successive Term Rates, the last day of each Term Rate Period; (F) that every Bond (with an appropriate transfer of registration executed in blank in form satisfactory to the Trustee) must be delivered to the Trustee (at its designated office) not later than the Conversion Date or the next Business Day if the Conversion Date is not a Business Day and, in the absence of such delivery, will be deemed to have been delivered and purchased; (G) the anticipated ratings to be in effect on the Conversion Date; (H) the Purchase Price; (1) that no interest will accrue to the benefit of such Owners after the Purchase Date; and (J) that every Outstanding Bond will be purchased by the Remarketing Agent on the Purchase Date.

         (2) A copy of the notice of Conversion given to Owners by the Trustee will be given by Mail to Moody's, if the Bonds are then rated by Moody's, and to S&P, if the Bonds are then rated by S&P.

         (3) If the proposed Conversion will not take place because of the failure to satisfy any necessary condition to Conversion at least 10 days prior to the proposed Conversion Date, the Trustee will within a reasonable time, give notice, in the manner in which notice of Conversion was given, that such Conversion did not take place. In any event, the Trustee will give written notice to the Credit Provider of a Conversion or a failure of Conversion on or before the proposed Conversion Date.

                  (d) Notwithstanding the foregoing provisions of this Section,
         (i) if any payment of the principal of or premium (if any) or interest on, or the purchase price of, any Bond shall not be made when due, the Bonds shall continue to bear interest at the last interest rate borne by the Bonds prior to the due date for such payment until such payment is made or provided for in accordance with this Indenture, and (ii) if the Trustee is required to determine the applicable Variable Rate or Term Rate pursuant to Section 2.04, or a court of competent jurisdiction holds that a rate determined by the Remarketing Agent is invalid or unenforceable, the Bonds shall bear interest as follows: (A) the Variable Rate for such Variable Rate Period shall be equal to 65 % of the per annum bond equivalent yield applicable to 13-week United States Treasury securities, and (B) the Term Rate for such Term Rate Period shall be equal to 75% of the per annum bond equivalent yield applicable to United States Treasury securities having the same number of months to maturity as the number of months in the applicable Term Rate Period (determined by linear interpolation between the yields for instruments having the next shorter and next longer number of months to maturity if no yield is announced for United States Treasury securities having the number of months to maturity prescribed herein), in each case as published by the Federal Reserve Bank of New York on the most recent date prior to the applicable effective date; provided that in no event shall any of the Bonds bear interest in excess of the Maximum Rate. The Trustee shall not incur any liability for any errors in the computation of the rates required to be determined in accordance with this Section.

         Section 2.06. ISSUANCE OF THE BONDS. The manual or facsimile signature of a duly authorized officer of the Issuer shall appear on each Bond. Any Bond shall be deemed to have been issued by a duly authorized officer of the Issuer if signed by a Issuer Representative, but it shall not be necessary that the same officer sign all of the Bonds issued hereunder. In addition, each Bond shall be authenticated by the manual signature of an authorized officer of the Trustee and shall have the seal of the Trustee affixed thereto. If any official of the Trustee whose signature appears on the Bonds ceases to be such official before delivery of the Bonds, such signature is nevertheless valid and sufficient for all purposes, the same as if he had remained in office until delivery.

         Section 2.07. AUTHENTICATION. No Bond is valid or obligatory for any purpose or entitled to any security or benefit hereunder unless and until issued and authenticated in the manner prescribed by Section 2.06, and such issuance and authentication of any Bond are conclusive evidence that such Bond has been properly issued hereunder.

         Section 2.08. LIMITED OBLIGATION. THE ISSUER COVENANTS THAT IT WILL PROMPTLY PAY THE PRINCIPAL, PREMIUM, IF ANY, AND INTEREST ON EVERY BOND ISSUED UNDER THIS INDENTURE AT THE PLACE, ON THE DATE AND IN THE MANNER PROVIDED HEREIN AND IN THE BONDS ACCORDING TO THE TRUE INTENT AND MEANING THEREOF, BUT SOLELY FROM THE AMOUNTS PLEDGED THEREFOR WHICH ARE TO BE PAID UNDER THE LOAN AGREEMENT AND THE NOTE AND OTHERWISE AS PROVIDED HEREIN AND IN THE LOAN AGREEMENT AND THE NOTE, WHICH AMOUNTS ARE HEREBY SPECIFICALLY PLEDGED TO THE PAYMENT THEREOF IN THE MANNER AND TO THE EXTENT HEREIN SPECIFIED, AND NOTHING IN THE BONDS OR IN THIS INDENTURE SHALL BE CONSTRUED AS PLEDGING ANY OTHER FUNDS OR ASSETS OF THE ISSUER. NEITHER THE STATE, THE ISSUER NOR ANY OTHER POLITICAL SUBDIVISION OF THE STATE SHALL IN ANY EVENT BE LIABLE FOR THE PAYMENT OF THE PRINCIPAL OR PURCHASE PRICE OF, REDEMPTION OR PURCHASE PREMIUM, IF ANY, OR INTEREST ON ANY OF THE BONDS OR FOR THE PERFORMANCE OF ANY PLEDGE, OBLIGATION OR AGREEMENT UNDERTAKEN BY THE ISSUER EXCEPT TO THE EXTENT THAT MONEYS PLEDGED HEREIN ARE SUFFICIENT THEREFOR. NO OWNER OF THE BONDS WILL HAVE THE RIGHT TO COMPEL ANY EXERCISE OF TAXING POWER OF THE ISSUER, THE STATE OR ANY POLITICAL SUBDIVISION THEREOF TO PAY THE BONDS OR THE INTEREST THEREON, AND THE BONDS DO NOT CONSTITUTE AN INDEBTEDNESS NOR A LOAN OF THE CREDIT OF THE ISSUER, THE STATE OR ANY POLITICAL SUBDIVISION THEREOF WITHIN THE MEANING OF ANY CONSTITUTIONAL OR STATUTORY PROVISION.

         Section 2.09. DELIVERY OF THE BONDS. On the execution and delivery of this Indenture, the Trustee shall deliver the Bonds in the aggregate principal amount of $7,750,000. Before the initial delivery by the Trustee of any of the Bonds, there shall be filed with the Trustee:

                  (a) An originally executed counterpart of the Loan Agreement, this Indenture, the Placement and Remarketing Agreement, the Note and the Reimbursement Agreement;

                  (b) A certified copy of the Resolution of the Issuer authorizing issuance of the Bonds, and the execution of the Loan Agreement, the Indenture and any other instruments and documents executed in connection with the issuance of the Bonds;

                  (c) The original, executed Credit Facility;

                  (d) The original, executed Confirmation Letter;

                  (e) A request and authorization signed by a duly authorized officer of the Issuer requesting and authorizing the Trustee to authenticate and to deliver the Bonds to the initial purchasers thereof upon payment to the Trustee for the account of the Issuer of the amount of the initial purchase price for the Bonds specified in such request and authorization;

                  (f) Evidence reasonably satisfactory to the Trustee of the perfection of a security interest in favor of the Trustee in the Trust Estate;

                  (g) An original, executed approving opinion of Bond Counsel;

                  (h) An Opinion of Counsel to the Credit Provider addressed to the Trustee, or upon which the Trustee may rely, to the effect that the Credit Facility is a valid and binding obligation of the Credit Provider and is not subject to registration under the Securities Act of 1933, as amended;

                  (i) An Opinion of Counsel to the Confirming Bank addressed to the Trustee, or upon which the Trustee may rely, to the effect that the Confirmation Letter is a valid and binding obligation of the Confirming Bank; and

                  (j) A certificate from the Credit Provider indicating that all documents and preconditions as set forth in Section 3.1 of the Reimbursement Agreement have been received and accepted or satisfactorily met as the case may be.

         Section 2.10. MUTILATED, LOST, STOLEN, OR DESTROYED BONDS. If any Bond is mutilated, lost, stolen, or destroyed, a new Bond may be issued on behalf of the Issuer, of like date and denomination as that mutilated, lost, stolen, or destroyed; provided that the Trustee has received indemnity from the Owner of the Bond satisfactory to it and provided further, for any mutilated Bond, that such mutilated Bond is first surrendered to the Trustee, and for any lost, stolen or destroyed Bond, that there is first furnished to the Trustee evidence of such loss, theft, or destruction satisfactory to the Trustee. If any such Bond has become subject to the redemption, instead of delivering a duplicate Bond, the Trustee may pay the same without surrender thereof. The Trustee may charge the Owner of the Bond with its reasonable fees and expenses in this connection.

         Section 2.11. REGISTRATION OF BONDS; PERSONS TREATED AS OWNERS; TRANSFER OF BONDS. Books for the registration of Bonds shall be kept by the Paying Agent which is hereby appointed the Registrar. On surrender for registration of transfer of a Bond at the principal corporate trust office of the Paying

Agent, duly endorsed for transfer or accompanied by an assignment duly, executed by the Owner or its attorney duly authorized in writing in such form as is satisfactory to the Paying Agent, the Trustee shall authenticate and deliver in the name of me transferee or transferees a new fully registered Bond or Bonds.

         All Bonds shall be exchangeable on the presentation and surrender thereof at the principal corporate trust office of the Trustee for a Bond or Bonds in other Authorized Denominations.

         As to any Bond, the person in whose name the same is registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of either principal or interest on such Bond shall be made only to or on the written order of the Owner thereof or its legal representative, but such registration may be changed as hereinabove provided. All such payments shall be valid and effectual to satisfy and discharge such Bond to the extent of the sum or sums paid.

         The Paying Agent shall require the payment, by any Owner requesting registration of transfer or exchange of Bonds, of any tax, fee or other governmental charge required to be paid with respect to such registration of transfer or exchange. The Paying Agent is not required to register the transfer of or exchange any Bonds selected, called or being called for redemption in whole or in part.

         The Issuer and the Paying Agent shall not be required to issue, exchange or register the transfer of any Bond or any portion thereof (A) for a period of 15 days prior to the date on which Bonds are selected for redemption, or (B) after such Bond or portion thereof is called for redemption, unless the transferee of such Bond or portion thereof delivers to the Trustee and to the Paying Agent a written acknowledgment of such (call for redemption and agrees in writing to be bound by such call for redemption. In addition, the Issuer and Paying Agent shall not be required to issue, exchange or register the transfer of any Bond or any portion thereof prior to the purchase of any Bond or any portion thereof being purchased pursuant to an optional tender with respect to which a notice of tender has been received by the Trustee or prior to a mandatory tender of Bonds after a notice of mandatory tender notice has been mailed; unless, in each such case, the transferee of such Bond or portion thereof delivers to the Trustee and to the Paying Agent a written acknowledgment of such optional tender notice or mandatory tender notice and agrees in writing to be bound by such optional tender notice or mandatory tender notice, and, if notice of election to retain any Bonds to be tendered has been received by the Trustee with respect to such Bond or portion thereof, the transferee delivers to the Trustee a written acknowledgment of such notice to retain and agrees in writing to be bound by such notice.

         The Paying Agent shall not register the transfer of any Credit Provider Bonds unless the Paying Agent shall have received written notice from the Credit Facility Provider that the Principal Portion of the Credit Facility has been reinstated, the proceeds of which were used to purchase such Credit Provider Bonds from the former Owner thereof.

         Section 2.12. CANCELLATION OF BONDS. Whenever any outstanding Bonds are delivered to the Paying Agent for cancellation pursuant to this Indenture, on payment thereof or for or after replacement Pursuant to Section 2.10 or 2.11, such Bonds shall be promptly canceled and burned or otherwise destroyed by the Paying Agent, and counterparts of a certificate of destruction evidencing such burning or other destruction shall be furnished by the Paying Agent to the Trustee.

         Section 2.13. TEMPORARY BONDS. Pending preparation of definitive Bonds, there may be issued, and on request of the Issuer, the Trustee shall deliver, in lieu of definitive Bonds and subject to the same limitations and conditions as such definitive Bonds, temporary typewritten, printed, engraved or lithographed Bonds, in the form of registered Bonds without coupons in Authorized Denominations, substantially in the form of Exhibit A hereto, with such appropriate omissions, insertions and variations as may be required with respect to such temporary Bonds.

         If temporary Bonds are issued, the Issuer shall cause the definitive Bonds to be prepared and to be issued, and the Trustee, on presentation to it at its principal corporate trust office of any temporary Bonds, shall cancel such Bonds and authenticate and deliver in exchange therefor at the place designated by the owner, without charge to the owner thereof, a definitive Bond or Bonds of an equal aggregate principal amount. Until so exchanged, the temporary Bonds shall in all respects be entitled to the same benefit and security of this Indenture as the definitive Bonds to be issued and authenticated hereunder.

         Section 2.14. BOOK-ENTRY SYSTEM. The Bonds will initially be issued by means of a book-entry system with no physical distribution of Bonds made to the public, unless the book-entry system is discontinued as described below. One certificate for each maturity will be issued to The Depository Trust Company, New York, New York ("DTC"), and immobilized in its custody. A Book-Entry System will be employed, evidencing ownership of the Bonds in Authorized Denominations, with transfers of beneficial ownership effected on the records of DTC, and its participants (the "DTC Participants") and its indirect participants (the "Indirect Participants") pursuant to rules and procedures established by DTC.

         Payments of principal and interest with respect to the Bonds, so long as DTC is the only owner of the Bonds, will be paid by the Paying Agent directly to DTC or its nominee, Cede & Co as provided in the Letter of Representations dated April 19, 1996 from the Issuer, the Remarketing Agent, and the Trustee to DTC (the "Letter of Representation"). Transfer of principal, interest and any premium payments or notices to DTC Participants and DTC Indirect Participants will be the responsibility of DTC, and transfer of principal, interest and any premium payment or notice to beneficial owners of the Bonds (the "Beneficial Owners") will be the responsibility of DTC Participants and DTC Indirect Participants. No other party will be responsible or liable for such transfers of payments or notices or for maintaining, supervising or reviewing such records maintained by DTC, DTC Participants or DTC Indirect Participants. Payments will be made by wire transfer in immediately available funds to the account of Cede & Co. as specified in the register maintained by the Registrar or by such other method of payment as the Paying Agent may determine to be necessary or advisable with the concurrence of DTC.

         In the event that (a) DTC determines not to continue to act as securities depository for the Bonds or (b) the Trustee or the Company determines that the continuation of the book-entry system of evidence and transfer of ownership of the Bonds would adversely affect their interests or the interests of the Beneficial Owners of the Bonds, the Company may cause the Issuer to discontinue the book-entry system with DTC. If the Company fails to identify another qualified securities depository to replace DTC, the Issuer will cause the Trustee, at the expense of the Company, to authenticate and deliver replacement Bonds in the form of fully registered Bonds to each Beneficial Owner. DTC may be removed at any time at the election of the Remarketing Agent, with the consent of the Trustee and notice to the Company and the Issuer, and a new securities depository may then be appointed by the Issuer, subject to the approval of the Trustee and the Remarketing Agent.

         Unless a Bond is presented by an authorized representative of DTC to the County or its agent for registration of transfer, exchange or payment and such Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, any transfer, pledge, or other use of such Bond for value or otherwise by or to any person is wrongful inasmuch as the registered owner thereof, Cede & Co., has an interest in such Bond.

         THE ISSUER, THE COMPANY, THE REMARKETING AGENT, THE PAYING AGENT AND THE TRUSTEE SHALL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC PARTICIPANT OR ANY BENEFICIAL OWNER WITH RESPECT TO: (I) THE BONDS; (II) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY DTC PARTICIPANT; (III) THE PAYMENT BY DTC OR ANY DTC PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL

OWNER IN RESPECT OF THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE BONDS; (IV) THE DELIVERY OR TIMELINESS OF DELIVERY BY DTC OR ANY DTC PARTICIPANT OF ANY NOTICE DUE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THIS INDENTURE TO BE GIVEN TO BENEFICIAL OWNERS; (V) THE SELECTION OF BENEFICIAL OWNERS TO RECEIVE PAYMENTS IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR (VI) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC, OR ITS NOMINEE, CEDE & CO., AS OWNER.

         SO LONG AS A BOOK-ENTRY SYSTEM OF EVIDENCE OF TRANSFER OF OWNERSHIP OF ALL THE BONDS IS MAINTAINED IN ACCORDANCE HEREWITH, THE PROVISIONS OF THIS INDENTURE RELATING TO THE DELIVERY OF PHYSICAL BOND CERTIFICATES SHALL BE DEEMED TO GIVE FULL EFFECT TO SUCH BOOK-ENTRY SYSTEM.


                               [End of Article II]

                                   ARTICLE III

                        PURCHASE AND REMARKETING OF BONDS


Section 3.01.     OPTIONAL DEMAND PURCHASE; MANDATORY PURCHASE.

        (a)      OPTIONAL DEMAND PURCHASE FOR VARIABLE RATE BONDS.

                 Any Variable Rate Bond (but solely from the Pledged Revenues and proceeds of the remarketing of such Bond by the Remarketing Agent and amounts realized from a drawing under the Credit Facility or the Confirmation Letter), other than a Credit Provider Bond (or portion thereof in a denomination of $5000 or integral multiple thereof provided such tender does not result in a Bond in a denomination of less than $100,000), will be purchased, on the demand of the Owner thereof, on any Business Day designated by the Owner thereof (a "Purchase Date") which is not less than seven days after the date notice of such demand is delivered telephonically to the Remarketing Agent. Any such purchase will be at the Purchase Price, To effect such purchase, telephonic notice of such optional tender demand and purchase must be delivered to the Remarketing Agent and such notice shall (A) state the number and principal amount (or portion thereof in an Authorized Denomination) of such Variable Rate Bond to be purchased,
         (B) state the Purchase Date on which such Variable Rate Bond will be purchased pursuant to this subsection, and (C) irrevocably request such purchase.

                 The Remarketing Agent will promptly provide the Paying Agent and the Trustee with telephonic notice of the receipt of the notice referred to in the preceding paragraphs, confirmed promptly in writing or by facsimile.

                 Any Variable Rate Bond with regard to which demand is made as set forth in this subsection will be deemed to have been tendered for purchase on any Purchase Date with respect thereto. Delivery of such Variable Rate Bond (with an appropriate transfer of registration executed in blank in form satisfactory to the Remarketing Agent) at the designated office of Remarketing Agent at or prior to 10:00 a.m. (New York City time) on the Purchase Date will be required for payment in same-day funds of the Purchase Price due on such Purchase Date. No Owner will be entitled to payment of the Purchase Price due on such Purchase Date except on surrender of such Variable Rate Bonds as set forth herein.

                 Notwithstanding anything to the contrary herein contained, no optional tender and purchase of Bonds made pursuant to this Section shall result in a Bond in a denomination of less than $100,000.

                 If the Bonds are held in a Book Entry System, a purchase notice described in this Section 3.01 (a) may be delivered by a Beneficial Owner. Such purchase notice must be delivered as set forth above and must state that such Beneficial Owner will cause its beneficial interest (or portion thereof in Authorized Denominations) to be tendered, the amount of such beneficial interest to be tendered, the optional tender date on which such beneficial interest will be tendered and the identity of the Participant through which the Beneficial Owner maintains its beneficial interest. Upon delivery of such notice, the Beneficial Owner must make arrangements to have its beneficial ownership interest in the

         Bonds being tendered transferred to the Trustee at or prior to 11:00 a.m. (New York time), on the applicable optional tender date, but need not otherwise comply with the other provisions described above.

         (b) MANDATORY PURCHASE ON CONVERSION DATES. On any Conversion Date with respect to any Bonds (but solely from the Pledged Revenues and proceeds of the remarketing of such Bond by the Remarketing Agent and amounts realized from a drawing under the Credit Facility or the Confirmation Letter), other than a Credit Provider Bond (or portion thereof in a denomination of $5,000 or integral multiple thereof provided such tender does not result in a Bond in a denomination of less than $100,000), (or in each case the next Business Day, if not a Business Day) (a "Purchase Date"), such Bonds must be tendered and delivered to the Trustee for purchase (with all necessary endorsements) at the Purchase Price.

         All Bonds will be deemed to have been tendered for purchase on any Purchase Date with respect thereto. Delivery of such Bonds (with an appropriate transfer of registration executed in blank in form satisfactory to the Trustee) at the designated office of the Trustee at or prior to 10:00 a.m., New York City time, on the Purchase Date will be required for payment in same-day funds of the Purchase Price due on such Purchase Date. No Owner will be entitled to payment of the Purchase Price due on such Purchase Date except upon surrender of such Bonds as set forth herein.

         Except as set forth in the following paragraph, the Owner of any Bond may elect to retain such Bond or any portion thereof on a Conversion Date (if such Bond or such portion thereof is in a denomination which will be an Authorized Denomination after the applicable Conversion Date) by delivering a notice of such Owner's election to retain such Bonds (a "Notice of Retention" to the Trustee within 15 days prior to such Conversion Date (or, if such day is not a Business Day, the immediately preceding Business Day), which irrevocable written notice shall (a) affirmatively acknowledge such matters as shall be specified in the notice of tender and purchase delivered to such Owner in connection with such Conversion Date including an acknowledgment that the rating on the Bonds may be reduced or withdrawn on the Conversion Date, (b) contain the irrevocable agreement by such Owner to retain such Bond and not to tender such Bond for purchase on the Conversion Date and (c) contain the irrevocable agreement by such Owner not to deliver a notice of optional purchase or tender such Bond for purchase on an optional tender date pursuant to Section 3.01(a) of this Indenture on or before such Conversion Date.

         Notwithstanding anything to the contrary contained herein, in the event the Bonds are subject to mandatory tender and purchase as a result of a Credit Expiration Date, and the Trustee has not received evidence satisfactory to it that following the Conversion Date an Alternate Credit Facility will be in place with respect to the Bonds, then the Bonds so purchased shall be held in the name of the Credit Provider in accordance with the terms hereof and the Reimbursement Agreement. Unless and until a Credit Facility has been provided, the Owners of such Bonds shall not have the right to retain the Bonds following the Conversion Date, and such Bonds shall not be remarketed. Such Bonds shall be deemed tendered in accordance with Section 3.04 hereof.

         (c) MANDATORY PURCHASE ON CREDIT EXPIRATION DATE. Before the Credit Expiration Date, the Trustee will give notice not less than 15 days before the Purchase Date described below to all Owners and the Remarketing Agent of the Bonds that the Bonds will be subject to mandatory tender to the Trustee for purchase at the Purchase Price on the Credit Expiration Date. After such notice is given, the Bonds will thereafter be subject to mandatory tender for purchase at the Purchase Price on the date set forth in the notice (a "Purchase Date").

                  All Bonds will be deemed to have been tendered for purchase on any Purchase Date with respect thereto. Delivery of such Bonds (with an appropriate transfer of registration executed in blank in form satisfactory to the Trustee) at the designated office of the Trustee at or prior to 10:00 a.m., New York City time, on the Purchase Date will be required for payment in same-day funds of the Purchase Price due on such Purchase Date. No Owner will be entitled to payment of the Purchase Price due on such Purchase Date except upon surrender of such Bonds as set forth herein.

         Section 3.02. SOURCE OF FUNDS FOR PURCHASE OF BONDS. On the date on which Bonds are to be purchased pursuant to Section 3.01, the Trustee will purchase such Bonds from the Owners thereof at the Purchase Price. Funds for the payment of such Purchase Price will be derived solely from the following source in order of priority indicated and neither the Issuer, the Company, the Trustee, the Paying sources in the Agent nor the Remarketing Agent will be obligated to provide funds from any other source:

                  (a) Remarketing Proceeds;

                  (b) Available Moneys (other than a draw under the Credit Facility or the Confirmation Letter, if applicable) held by the Trustee, the Paying Agent or the Remarketing Agent and available for such purpose, but only if the Company directs that such moneys be so used;

                  (c) proceeds derived from a drawing under the Credit Facility; and

                  (d) proceeds derived from a drawing under the Confirmation Letter, if applicable.

         In the event funds from the sources described in subsections (a) and
(b) above are not sufficient to provide for the Purchase Price of all Bonds to be purchased pursuant to Section 3.01, the Trustee, no later than 1:00 p.m. New York City time on the Business Day prior to each Purchase Date (whether such tender was optional or mandatory), shall draw on the Credit Facility or in accordance with the terms of an Alternate Credit Facility to purchase the Bonds required to be purchased pursuant to Section 3.01.

         In the event that the Credit Provider refuses to honor a draw on the Credit Facility made in accordance with the provisions of this Indenture by 3:00 p.m. New York time on the day in which such draw is made by the Trustee, the Trustee shall draw on the Confirmation Letter, if any, then in effect by 10:00 a.m. New York time, on the applicable Purchase Date.

         Section 3.03. DELIVERY OF BONDS; DELIVERY OF PROCEEDS OF SALE; PAYMENTS FROM CREDIT FACILITY.

                  (a) Bonds purchased with funds described in Section 3.02(a) will be registered in the name of and delivered to the purchasers thereof.

                  (b) Bonds purchased with funds described in Section 3.02(b) will be registered in the name of the Company and delivered as directed by the Company.

                  (c) Bonds purchased with funds described in Sections 3.02(c) and (d) will be registered in the name of the Credit Provider and delivered as directed by the Reimbursement Agreement and will constitute Credit Provider Bonds. All Credit Provider Bonds shall be held by the Trustee pursuant to the Reimbursement Agreement for the benefit of the Credit Provider. Upon receipt of Remarketing Proceeds in respect of the sale of Credit Provider Bonds, the Trustee shall notify the Credit Provider and the Company of such receipt. Upon receipt of notice by the Trustee from the Credit Provider by telephone, telecopy or telex, promptly confirmed in writing, that the Bonds have ceased to be Credit Provider Bonds and that the amount of the Credit Facility has been reinstated as provided therein, the Trustee shall remit the Remarketing Proceeds to the Credit

         Provider or as otherwise directed by the Credit Provider and release the Credit Provider Bonds and deliver them to the purchasers thereof in accordance with (a) above. The Trustee shall hold such Remarketing Proceeds in a segregated account in trust for the benefit of the Credit Provider except that if the Credit Facility is not reinstated as provided in the Credit Facility, then the Trustee shall hold such funds for the benefit of the purchasers which provided such Remarketing Proceeds.

         Section 3.04. BONDS DEEMED TENDERED FOR PURCHASE. If Bonds have been deemed to have been delivered for purchase as provided in Section 3.01, the Trustee will authenticate (and the Issuer will issue, if necessary) a new Bond as provided in Section 2.11. The Trustee will promptly give notice by Mail to each owner whose Bonds are deemed to have been purchased pursuant to Section 3.01, which notice will state that interest on such Bonds ceased to accrue on the applicable Purchase Date and that moneys representing the Purchase Price of such Bonds are available against delivery thereof at the Principal Office of the Trustee. The Trustee will hold moneys for the purchase of Bonds in trust and uninvested, without liability for interest thereon, for the benefit of the former Owner of the Bond on such Purchase Date, who will thereafter be restricted exclusively to such moneys, for any claim of whatever nature on his part under this Indenture or on, or with respect to, such Bond. Any moneys deposited with the Trustee or then held by the Trustee or the Remarketing Agent for the payment of the principal of or interest on the Bonds and remaining unclaimed for the period set forth in any applicable escheat laws under the laws of the State shall be paid to the appropriate officer or body as provided in such escheat statute. Thereafter, the Owners shall look only to such officer or body for payment and then only to the extent of the amount so received, without any interest thereon, and the Trustee and the Remarketing Agent shall have no responsibility with respect to such moneys.

         Section 3.05.     REMARKETING OF TENDERED AND PURCHASED BONDS.

                  (a) The Remarketing Agent will use its best efforts to remarket Bonds to be tendered and purchased on a Purchase Date pursuant to Section 3.01 (a), (b) or (c); provided, however, that with respect to any Bonds which have been called for redemption, such Bonds must be accompanied by a copy of the notice of redemption and will only be remarketed to a purchaser who acknowledges that such Bonds have been called for redemption and will be redeemed on the date stated in the notice.

                  (b) On the Business Day prior to each Purchase Date (whether optional or mandatory), the Remarketing Agent will give notice to the Trustee and the Credit Provider by telephone at or before 11:00 a.m., New York City time, followed by telecopy or telex, of the aggregate amount of Bonds to be purchased pursuant to Section 3.01 that have not been successfully remarketed by the Remarketing Agent. The Trustee will draw on the Credit Facility under Section 3.02.

                  (c) At or before 3:00 p.m., New York City time, on each Purchase Date, the Purchase Price of such Bonds will be immediately deposited by the Trustee in the Credit Facility Account or the General Account of the Bond Purchase Fund, as appropriate.

                  (d) Under no circumstances shall Bonds bearing interest at a Variable Rate or a Term Rate for a Term Rate Period not extending to the final stated maturity date of the Bonds be remarketed unless a Credit Facility is then in effect at the time of any such remarketing securing the payment of such Bonds.

                  (e) Bonds bearing interest at a Term Rate for a Term Rate Period ending on the final stated maturity date of the Bonds may be remarketed without a Credit Facility being in effect with respect to the payment of such Bonds.

         Section 3.06. LIMITS OF REMARKETING. Bonds purchased by the Remarketing Agent pursuant to Section 3.01(a) from the date of notice of a conversion is given through the Conversion Date will not be remarketed except to a buyer who agrees at the time of such purchase (i) to retain the Bond at the new rate on the Conversion Date or (ii) to require repurchase pursuant to Section 3.01(a) on or prior to the Conversion Date. The Remarketing Agent will not remarket Credit Provider Bonds unless the Remarketing Agent has received notice from the Trustee that the Trustee has received written notice of reinstatement of the Credit Facility to the Coverage Amount from the Credit Provider. Under no circumstances shall Bonds bearing interest at (i) a Variable Rate or (ii) a Term Rate for which the applicable Term Rate Period ends on a day prior to the final stated maturity of the Bonds be remarketed unless a Credit Facility is then in effect at the time of any such remarketing securing the payment of such Bonds.

         Section 3.07 MANDATORY TENDERED AND PURCHASES IN ACCORDANCE WITH PROCEDURES OF DEPOSITORY. Notwithstanding any provisions contained herein, during any period in which Bonds are maintained pursuant to a Book-Entry System, mandatory tenders and purchases of Bonds and the procedures for transmittals of any Notice of Retention shall occur in accordance with the Depository's standard procedures for mandatory tenders, purchases and waivers of mandatory tenders of obligations such as the Bonds. Notwithstanding anything herein to the contrary, so long as the Bonds are held under the Book-Entry System, Credit Provider Bonds shall not be delivered to and held by the Trustee; rather transfers of beneficial ownership of Bonds to the persons indicated above will be effected pursuant to the rules and procedures established by the Depository.


                              [End of Article III]

                                   ARTICLE IV

                               REDEMPTION OF BONDS

Section 4.01.     OPTIONAL REDEMPTION.

         (a) OPTIONAL REDEMPTION DURING VARIABLE RATE PERIOD. During any period in which the Bonds bear interest at the Variable Rate, the Bonds are subject to redemption by the Issuer (solely from the Trust Estate), at be written direction of the Company to the Trustee (such direction to be given by the Company at least 45 days prior to the date fixed for redemption), in whole at any time, or in part on any Interest Payment Date at a redemption price equal to the principal amount thereof plus accrued interest, if any, to the redemption date.

         (b) OPTIONAL REDEMPTION DURING TERM RATE PERIOD. The Bonds shall be subject to optional redemption by the Issuer (solely from the Trust Estate), at the written direction of the Company to the Trustee (such direction to be given by the Company at least 45 days prior to the date fixed for redemption), during any Term Rate Period that (i) extends to the maturity of the Bonds, and (ii) is 6 years or longer, on or after the Interest Payment Date next succeeding the date that is the later of (A) the sixth anniversary of the Term Rate Conversion Date for such Term Rate Period, and (B) the earlier of (1) the tenth anniversary of the Term Rate Conversion Date for such Term Rate Period, and (2) the anniversary of such Term Rate Conversion Date that approximates, more closely than any other such anniversary date, the Midpoint Date for such Term Rate Period, in whole at any time, or in part on any Interest Payment Date at a redemption price equal to the principal amount thereof, plus a premium (expressed as a percentage of the principal amount of Bonds redeemed) that for the first permissible redemption date is equal to the lesser of (i) three percent of the principal amount of the Bonds to be redeemed and (ii) one-half of one percent times the number of years between the calendar year of such first redemption date and the calendar year during which such Term Rate Period ends (including, for purposes of computation, the calendar year of such first redemption date but excluding the calendar year during which such Term Rate Period ends), and declining by one-half of one percent annually thereafter, such premium calculation to be made by the Trustee, upon consultation with the Remarketing Agent, prior to such redemption date.

         (c) OPTIONAL REDEMPTION UPON EXTRAORDINARY REDEMPTION EVENT. Notwithstanding any other provisions of this Section, during any Term Rate Period and during any period in which the Bonds bear interest at the Variable Rate, the Bonds shall be subject to optional redemption by the Issuer (solely from the Trust Estate), at the written direction of the Company to the Trustee (such direction to be given by the Company at least 45 days prior to the date fixed for redemption), in whole at any time, without premium or penalty, if any of the following events shall have occurred, as evidenced to the Trustee by a certificate of the Company Representative delivered together with such direction:

                  (i) The Project is damaged or destroyed by fire or other casualty to such extent that in the opinion of both the Company Representative and an Independent Engineer or an Independent Architect
         (A) it cannot be repaired, rebuilt or restored within a period of six months to the condition thereof immediately preceding such damage or destruction, or (B) the Company is thereby prevented, in its reasonable judgment, from carrying on its normal operations for a period of six months, or (C) the cost of restoration would exceed the Net Proceeds of insurance carried thereon;

                  (ii) Title to, or the temporary use of all or substantially all of the Project or any part thereof is taken under the exercise of the power of eminent domain by any governmental body or by any person acting under governmental authority which, in the opinion of both the Company Representative and an Independent Engineer or an Independent Architect, both filed with the Trustee, prevents or is likely to prevent the Company from carrying on its normal operations for a period of six months, or

                  (iii) A change in the Constitution of the State or the Constitution of the United States of America, or a legislative or administrative action (whether local, state or federal), or a final decree, judgment or order of any court or administrative body (whether local, state or federal), and not contested by the Company in good faith causes the Loan Agreement to become void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed in the Bond Documents.

         (d) OPTIONAL REDEMPTION OF CREDIT PROVIDER BONDS. Bonds owned by the Credit Provider as result of a purchase under the Reimbursement Agreement are subject to redemption at the option of the Company, on at least two Business Days' notice by the Company to the Credit Provider.

         Section 4.02. SINKING FUND REDEMPTION. The Bonds are subject to mandatory redemption at i00% of the principal amount thereof on the Interest Payment Date on or immediately following May 1 in the years and in the principal amounts indicated below, until such time as the principal amounts indicated below are redeemed pursuant to the operation of this provision:

         YEAR                       PRINCIPAL AMOUNT                   YEAR                               PRINCIPAL AMOUNT
         ----                       ----------------                   ----                               ----------------
         1999                       $ 430,000                          2008                               $ 430,000
         2000                         430,000                          2009                                 430,000
         2001                         430,000                          2010                                 430,000
         2002                         430,000                          2011                                 430,000
         2003                         430,000                          2012                                 430,000
         2004                         430,000                          2013                                 430,000
         2005                         430,000                          2014                                 430,000
         2006                         430,000                          2015                                 430,000
         2007                         430,000                          2016*                                440,000


------------------
*Final Maturity

         At its option, to be exercised by written notice delivered to the Trustee on or before the 45th day preceding any sinking fund redemption date, the Company may (a) deliver to the Paying Agent for cancellation Bonds in any aggregate principal amount desired, or (b) receive a credit in respect of its sinking fund redemption obligation for any Bonds which before said date have been redeemed (otherwise than through the operation of the sinking fund) and canceled by the Paying Agent and not theretofore applied as a credit against any sinking fund redemption obligation. Each Bond so delivered or previously redeemed shall be credited by the Trustee ratably at 100% of the principal amount thereof against the obligations of the Issuer on sinking fund redemption dates, and the principal amount of Bonds to be redeemed by operation of the sinking fund shall be accordingly reduced.

         Section 4.03. MANDATORY REDEMPTION UPON DETERMINATION OF TAXABILITY. The Bonds are subject to mandatory redemption at a redemption price equal to 100% of the principal amount thereof with interest to but not including the redemption date in whole (or in part as provided below), without premium (except as provided below with respect to Bonds which bear interest at a Term Rate), on the first day of a month within 180 days after the Company receives written notice from an Owner or former Owner or the Trustee of a Determination of Taxability, or if such date is not a Business Day, on the next succeeding Business Day; provided that with respect to any Bonds which bear interest at a Term Rate, a premium equal to 3 % of the principal amount of such Bonds shall be paid in be event of a redemption pursuant to this Section. No such determination will be considered final unless the Owner or former Owner involved in the determination the Company, the Trustee, the Remarketing Agent, the Credit Provider and the Paying Agent prompt written notice of the commencement of the proceedings resulting in the determination and offers the Company, subject to the Company's agreeing to pay all expenses of the proceeding and to indemnify the Owner against all liabilities that might result from it, the opportunity to control the defense of the proceeding and either the Company does not agree within 30 days to pay the expenses, indemnify the owner and control the defense or the Company exhausts or chooses not to exhaust available procedures to contest or obtain review of the result of the proceedings. Fewer than all the Bonds may be redeemed if redemption of fewer than all the Bonds would result in the interest payable on the Bonds remaining Outstanding being not includable in the gross income for federal income tax purposes of any holder. If fewer than all Bonds are redeemed, the Paying Agent will select the Bonds to be redeemed by lot as provided in Section 4.05 or by such other method acceptable to the Trustee as may be approved in an opinion of Bond Counsel. Only holders of Bonds on the date of redemption shall be entitled to the redemption premium, if applicable. No premium shall be due to former Owners or with respect to any Bonds which were not Outstanding as of the date of the Determination of Taxability. If Bonds mature after Determination of Taxability, but before redemption pursuant to this paragraph, the applicable premium for such Bonds, if any, shall be paid at their maturity.

         Section 4.04. NOTICE OF REDEMPTION. Notice of redemption will be given by the Paying Agent by Mail, not less than 30 days nor more than 60 days before the redemption date to each Owner of the Bonds or portions thereof to be redeemed at the last address shown on the registration books kept by the Paying Agent. Such notice must (i) specify the Bonds to be redeemed, the redemption date, the redemption price and the place or places where amounts due on such redemption must be payable (which must be the principal office of the Paying Agent) and if less than all of the Bonds are to be redeemed, the numbers of the Bonds and the portions of Bonds to be redeemed, and (ii) state that on the redemption date the Bonds to be redeemed will cease to bear interest.

         If moneys are on deposit in the Bond Fund to pay the principal amount of the Bonds called for redemption and premium and accrued interest thereon on a redemption date, Bonds or portions thereof thus called and provided for as hereinabove specified will not bear interest after such redemption date and will not be considered to be Outstanding or to have any other rights under the Indenture other than the right to receive payment. No payment of principal will be made by the Paying Agent on any Bonds or portions thereof called for redemption until such Bonds or portions thereof have been delivered for payment or cancellation or the Paying Agent has received the items required by Section
2. 10 with respect to any mutilated, lost, stolen or destroyed Bonds.

         Section 4.05. SELECTION OF BONDS TO BE REDEEMED. If the Bonds are redeemed in part, DTC will select the Bonds to be redeemed pursuant to its rules and procedures or, if the book-entry system with DTC or any other securities depository has been discontinued, the Paying Agent will select the Bonds to be redeemed by lot in such manner as the Paying Agent in its discretion may deem proper, but Bonds held by the Credit Provider pursuant to the Reimbursement Agreement will be selected first for redemption. Each Authorized Denomination of principal amount represented by any Bond will be considered a separate Bond for purposes of selecting the Bonds to be redeemed.

         If a Bond subject to redemption is in a denomination larger than the minimum Authorized Denomination, a portion of such Bond may be redeemed, but only in a principal amount such that the unredeemed portion of such Bond is equal to an Authorized Denomination. For any Bond in a denomination of more than the minimum Authorized Denomination, the Paying Agent shall treat each such Bond as representing a single Bond in the minimum Authorized Denomination plus that number of Bonds that is obtained by dividing the remaining principal amount of such Bond by the Minimum Authorized Denomination.

         If it is determined that one or more, but not all, of the Authorized Denominations of principal amount represented by any Bond is to be called for redemption, then, on notice of intention to redeem such Authorized Denominations of principal amount of such Bond, the Owner of such Bond, on surrender of such Bond to the Paying Agent for payment of the principal amount of such Bond called for redemption, will be entitled to receive a new Bond or Bonds in the aggregate principal amount of the unredeemed balance of the principal amount of such Bond. New Bonds representing the unredeemed balance of the principal amount of such Bonds will be issued to the Owner thereof without charge therefor.

         If the Owner of any Bond of a denomination greater than the amount being redeemed fails to present such Bond to the Paying Agent for payment and exchange as aforesaid, such Bond will, nevertheless, become due and payable on the date fixed for redemption to the extent of the denomination being redeemed and to that extent only.

         Section 4.06. NO PARTIAL REDEMPTION AFTER DEFAULT. Anything in this Indenture to the contrary notwithstanding, if an Event of Default occurs and is continuing hereunder there will be no redemption of less than all of the Bonds Outstanding.

         Section 4.07. PAYMENT OF REDEMPTION PRICE. The Issuer will cause to be deposited in the Bond Fund an amount sufficient to pay the principal of Bonds to be redeemed, premium, if any, and interest to become due on the date fixed for such redemption, and such Bonds are deemed to be paid within the meaning of
Article XI.

         Section 4.08. REDEMPTION IN ACCORDANCE WITH PROCEDURES OF DEPOSITORY. Notwithstanding any provisions contained herein, during any period in which the Bonds are maintained pursuant to a Book-Entry System, redemption of the Bonds shall occur in accordance with the Depository's standard procedures for redemption of obligations such as the Bonds.



                               [End of Article IV]

                                    ARTICLE V

                                GENERAL COVENANTS

         Section 5.01. PAYMENT OF PRINCIPAL AND INTEREST, PLEDGE OF TRUST ESTATE; LIMITED LIABILITY. The Issuer covenants that it will promptly pay to the Owners the principal, premium, if any, and interest represented by every Bond issued under this Indenture and cause to be paid, solely from the sources described in Article III the Purchase Price of Bonds tendered or deemed tendered for purchase as set forth in Article III, at the place, on the dates and in the manner provided herein and in the Bonds, provided that the principal, premium, if any, and interest are payable by the Issuer solely from the Trust Estate, and nothing in the Bonds or this Indenture will be considered as assigning or pledging any other funds or assets of the Issuer or the Company other than the Trust Estate. The Trust Estate is hereby pledged and assigned as security for the equal and ratable payment of the Bonds and will be used for no other purpose than to pay the principal of, premium, if any, and interest on the Bonds, except as may be otherwise expressly authorized in this Indenture or the Loan Agreement. Subordinate to such pledge, the Trust Estate is hereby pledged to the Credit Provider as security for the payment of all amounts owed the Credit Provider by the Company pursuant to draws on the Credit Facility under the Reimbursement Agreement.

         No recourse will be had for the payment of the principal of, premium, if any or interest represented by any of the Bonds or for any claim based thereon or on any obligation, representation, covenant, agreement or warranty contained in this Indenture, against any past, present or future officer, employee or agent of the Issuer, or any successor corporation, as such, either directly or through the Issuer or any successor corporation, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such officer, employee or agent as such is hereby expressly waived and released as a condition of and in consideration of execution of this Indenture and the issuance of the Bonds.

         Section 5.02. PERFORMANCE OF COVENANTS BY ISSUER; AUTHORITY; DUE EXECUTION. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond issued, authenticated and delivered hereunder and in all of its proceedings pertaining hereto. The Issuer covenants that it is duly authorized under the constitution and laws of the State, including particularly the Act, to cause the Bonds to be issued and to execute this Indenture. The Issuer further covenants that all action on its part for the execution and delivery of this Indenture and the issuance of the Bonds has been duly and effectively taken, and that the Bonds in the hands of the Owners thereof are and will be valid and enforceable according to the terms thereof and hereof.

         Section 5.03. RECORDING AND FILING; INSTRUMENTS OF FURTHER ASSURANCE. The Issuer covenants that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as may reasonably be required for the better assuring, transferring, pledging, assigning and confirming to the Trustee all and singular the rights assigned hereby and the amounts pledged hereby to the payment of the principal and premium, if any, and interest evidenced by the Bonds and the payment of amounts due to the Credit Provider under the Reimbursement Agreement.

         Section 5.04. RECORDING AND FILING; FURTHER INSTRUMENTS. The Trustee, at the expense of the Company, will cause to be filed all financing statements related to this Indenture and all supplements hereto, and such other documents as may be, in the opinion of counsel acceptable to the Trustee, necessary to be kept and filed in such manner and in such places as may be required by law in order to preserve and protect fully the security of the Owners of the Bonds and the rights of the Trustee hereunder. The Issuer will, on the reasonable request of me Trustee, execute and deliver such further instruments and take such further action as may be reasonable and as may be required to effectuate the purposes of this Indenture.

         Section 5.05. NO DISPOSITION OF TRUST ESTATE. Except as permitted by this Indenture, the Issuer will not sell, lease, pledge, assign or otherwise encumber or dispose of its interest in the Trust Estate and win promptly pay or cause to be discharged, or make adequate provision in the judgment of the Trustee to discharge, any lien or charge on any part thereof not permitted hereby.

         Section 5.06. ACCESS TO BOOKS. All books and documents in the possession of the Issuer, the Trustee or the Company relating to the Project, and the receipts and revenues of the Issuer from the Loan Agreement and the Trust Estate will at all reasonable times be open to inspection by such accountants or other agencies as the Issuer, the Trustee or the Company may from time to time designate.

         Section 5.07. ARBITRAGE AND TAX COVENANTS. The Issuer will not take or permit, or omit to take or cause to be taken, any action that would adversely affect the exclusion from gross income for federal income tax purposes of the interest evidenced by or paid on the Bonds and, if it should take or permit, or omit to take or cause to be taken, any such action, the Issuer will take or cause to be taken all lawful actions within its power necessary to rescind or correct such actions or omissions promptly on having knowledge thereof. The Issuer acknowledges that the continued exclusion of interest evidenced by or paid on the Bonds from an Owner's gross income for federal income tax purposes depends, in part, on compliance with the arbitrage limitations imposed by
Section 148 of the Code. The Issuer covenants herein that it will comply with all the requirements of Section 148 of the Code, including the rebate requirements, and that it will not permit at any time any of the proceeds of the Bonds or other funds under its control be used, directly or indirectly, to acquire any asset or obligation, the acquisition of which would cause the Bonds to be "arbitrage bonds" for purposes of Section 148 of the Code. The Trustee and the Issuer covenant that they will comply with the Tax Regulatory Agreement.

         Section 5.08. NOTIFICATION OF RATING AGENCY. The Trustee hereby agrees to promptly notify Moody's, if the Bonds are rated by Moody's, and S&P, if the Bonds are rated by S&P, at the address set forth in Section 13.07, of (i) any appointment of a successor Trustee, (ii) any amendment or supplement to the Indenture, the Loan Agreement, the Credit Facility or the Confirmation Letter, if then in effect, (iii) any provision for payment of the Bonds in accordance with Article XI, (iv) 30 days prior to the issuance of an Alternate Credit Facility or a Substitute Confirmation Letter, (v) any notification that the Credit Facility and the Confirmation Letter related thereto, if applicable, is scheduled to expire as a result of receipt of a notice of non-extension or similar notice under the Credit Facility or the Confirmation Letter or any Alternate Credit Facility, (vi) a change in the Remarketing Agent, (vii) any change in the method by which the interest rate is determined, (viii) a mandatory tender or acceleration resulting from a failure to reimburse a drawing under the Credit Facility or the Confirmation Letter, if applicable, to pay interest on the Bonds and (ix) the giving of notice of the call for redemption of any Bonds pursuant to Section 4.04.


                               [End of Article V]

                                   ARTICLE VI

                            DEPOSIT OF BOND PROCEEDS;
                               FUNDS AND ACCOUNTS;
                                 CREDIT FACILITY

         Section 6.01. CREATION OF FUNDS. There are hereby created and ordered established the following trust funds and trust accounts to be held by the
Trustee:

                  (a) A Bond Fund and therein a Principal Account, an Interest Account and a Credit Facility Account;

                  (b) A Bond Purchase Fund and therein a Credit Facility Account and a General Account; and

                  (c) A Construction Fund.

         The Trustee and the Remarketing Agent are hereby authorized to establish any other funds or accounts hereunder, temporarily or otherwise, necessary or desirable in the administration of this Indenture.

         Section 6.02. DEPOSIT OF BOND PROCEEDS. The proceeds of the sale of the Bonds will be deposited by the Trustee in the Construction Fund.

         Section 6.03. DEPOSIT OF RECEIPTS AND REVENUES. All receipts and revenues of the Issuer from the Loan Agreement, all moneys received from a draw under the Credit Facility or the Confirmation Letter, if applicable, and any other amounts deposited with the Trustee will be applied by the Trustee on receipt thereof in the me following order of priority:

                  (a) to the Credit Facility Account of the Bond Fund, all amounts drawn under the Credit Facility or the Confirmation Letter in an amount sufficient to pay interest and principal due on the Bonds on the next applicable Interest Payment Date and Bond Payment Date;

                  (b) to the Interest Account of the Bond Fund, an amount sufficient, together with other amounts on deposit therein, to pay interest due on the Bonds on the next Interest Payment Date;

                  (c) to the Principal Account of the Bond Fund, an amount sufficient, together with other amounts on deposit therein, to pay principal due on the Bonds on the next Bond Payment Date;

                  (d) From time to time, to or as directed by the Company, on receipt from the Company by the Trustee of a written statement, the amount of administrative fees or other fees, expenses and obligations due to the Trustee, the Paying Agent and the Remarketing Agent; and

                  (e) to the Credit Facility Account of the Bond Purchase Fund, an amount sufficient to pay the Purchase Price of Bonds tendered or deemed tendered under Article III, less any remarketing proceeds.

Section 6.04.     [INTENTIONALLY OMITTED.]

         Section 6.05. REBATE FUND. A "Rebate Fund" is established pursuant to the Tax Regulatory Agreement. This Issuer and the Trustee agree to deposit moneys in, and pay moneys out of, the Rebate Fund as provided in the Tax Regulatory Agreement.

         Section 6.06. BOND FUND. Amounts deposited as provided in Section 6.02, amounts transferred as provided in Section 6.03 and any other amounts deposited with the Trustee with instructions to deposit the same in the Principal Account or the Interest Account of the Bond Fund will be deposited in the appropriate Account of the Bond Fund. Amounts received by the Trustee from draws on the Credit Facility or the Confirmation Letter, if applicable, as provided in
Section 6.13(a) will be deposited in the Credit Facility Account of the Bond Fund. The Trustee will disburse or cause the Paying Agent to disburse moneys in the Bond Fund in the following priority:

                  (a) moneys on deposit in the Credit Facility Account of the Bond Fund will be applied to pay interest due on the Bonds on each Interest Payment Date and principal of the Bonds due on each Bond Payment Date;

                  (b) moneys on deposit in the Interest Account of the Bond Fund which do not constitute Available Moneys will be segregated in a separate subaccount therein until such moneys become Available Moneys, at which time such Available Moneys will be held in the Interest Account of the Bond Fund, and moneys on deposit in the Interest Account of the Bond Fund which constitute Available Moneys will be applied to pay interest due on the Bonds on each Interest Payment Date to the extent that the amounts in the Credit Facility Account are insufficient therefor or to reimburse the Credit Provider to the extent of draws therefor which have not previously been reimbursed; and

                  (c) moneys on deposit in the Principal Account of the Bond Fund which do not constitute Available Moneys will be segregated in a separate subaccount therein until such moneys become Available Moneys, at which time such Available Moneys will be held in the Principal Account of the Bond Fund, and moneys on deposit in the Principal Account of the Bond Fund which constitute Available Moneys will be applied to pay principal of the Bonds due on each Bond Payment Date to the extent that the amounts in the Credit Facility Account are insufficient therefor or to reimburse the Credit Provider to the extent of draws therefor which have not previously been reimbursed.

         provided, however, that to the extent such principal or interest is paid with proceeds of a drawing under the Credit Facility and the Company does not reimburse the Credit Provider directly, the Trustee shall promptly reimburse the Credit Provider from funds on deposit in the Interest Account or the Principal Account of the Bond Fund (other than proceeds from a drawing on the Credit Facility) in accordance with written instructions given from time to time to the Trustee by the Credit Provider.

         To the extent that the moneys deposited in the Bond Fund would not constitute Available Moneys at the time of such deposit, the Trustee shall create separate subaccounts in the Bond Fund in which such moneys will be held until they constitute Available Moneys.

         Section 6.07. CONSTRUCTION FUND. Amounts deposited as provided in
Section 6.02 and any other amounts deposited with the Trustee with instructions to deposit the same in the Construction Fund will be deposited in the Construction Fund. The Trustee is hereby authorized and directed to disburse the amounts deposited in the Construction Fund to the Company on the date of issuance and delivery of the Bonds to reimburse the Company for the costs of the Project as required by the provisions of the Loan Agreement and to issue its checks therefor or otherwise pay upon receipt of satisfactory evidence of the payment of such amounts by the Company relating to the Project. The Trustee shall keep and maintain adequate records pertaining to the Construction Fund and all disbursements therefrom.

         Section 6.08. PAYMENTS FROM CONSTRUCTION FUND. Payment of the costs of the Project shall be made from the Construction Fund as herein provided as long as no Event of Default under Section 7.01 has occurred and is continuing. All payments from the Construction Fund shall be subject to the provisions and restrictions set forth in this Article, and the Issuer covenants that it will not cause or permit to be paid from the Construction Fund any sums except in accordance with the provisions and restrictions set forth in this Article.

         Section 6.09. ITEMS OF COST. (a) For the purpose of this Indenture, the costs of the Project payable from the Construction Fund shall include all costs of acquiring, constructing, installing and equipping the Project and all other items of cost incident to such acquisition, construction, installation and equipping and the financing thereof and, without intending thereby to limit or restrict any proper definition of such costs under applicable law, shall include:

                  (1) payment to the Company of such amounts incurred, if any, as are necessary to reimburse the Company in full for all advances and payments made by it or for its account, with respect to the Project for expenditures in connection with the acquisition of any property required for the Project, the preparation of the plans and specifications (including any preliminary study or planning of the Project), or any aspect thereof and any reports or analyses concerning the Project, and all real or personal property deemed necessary in connection with the Project, or any one or more of said expenditures (including architectural, engineering and supervisory services);

                  (2) the cost of acquiring by purchase, if such purchase shall be deemed expedient, such land, property rights, rights of way, franchises, easements and other interests as may be deemed necessary or convenient in connection with the construction and operation of the Project, options and partial payments therein; the cost of filing, drawing or improving any lands so acquired, and the amount of any damages incident to or consequent upon the construction and operations of the Project; including the cost of the preparation of the plans and specifications (including any preliminary study or planning of the Project, or any aspect thereof and any reports or analyses concerning the Project, and all real or personal property deemed necessary in connection with the Project, or any one or more of said expenditures (including architectural, engineering and supervisory services);

                  (3) payment for labor, services, materials and supplies used or furnished in the acquisition and construction of the Project, all as provided in the plans and specifications, payment for the cost of the acquisition, construction, installation and installation of facilities and equipment, and all real and personal property deemed necessary in connection with the Project and payment for the miscellaneous expenses incidental to any of the foregoing items;

                  (4) payment of any other costs and expenses relating to the
         (i) acquisition, construction and equipping of the Project, including capitalized interest and capitalized credit enhancement fees, if any, on the Bonds during the period of construction of the Project, (ii) all Costs of Issuance or (iii) administration properly chargeable to the Project and the placing of the Project in operation; and

                  (5) the cost of any indemnity and surety bonds to secure deposits in the Construction Fund, the fees and expenses of any depository or depositories of the Construction Fund during construction, taxes or other municipal or governmental charges lawfully levied or assessed during construction upon the Project or any property acquired therefor, and premiums on insurance, if any, in connection with the Project, during construction.

         (b) In addition, with respect to any Net Proceeds, including earnings thereon, held in the Construction Fund under this Indenture, the Trustee shall
(i) upon the election by the Company under the Loan Agreement to repair or restore the Project, apply such Net Proceeds to payment of costs of repairing, reconstructing and restoring the Project, upon receipt of requisitions and attachments as described above, and, after completion of such repair, reconstruction and restoration, transfer any remaining Net Proceeds, including earnings thereon, to the Bond Fund to be used as a credit against future principal and interest payments due from the Company or (ii) upon the election by the Company under the Loan Agreement to prepay the Note, transfer such amounts to the Bond Fund for the purpose of redeeming Bonds in accordance with the provisions hereof.

         Section 6.10. REQUISITIONS FOR PAYMENT FROM CONSTRUCTION FUND. Payments from the Construction Fund shall be made in accordance with the further provisions of this Article. The Company shall authorize payments from the Construction Fund upon requisition or invoice for such payment to be signed by the Company and, except for costs related to issuance of the Bonds, the amount to be paid, the name of the person, firm or corporation to whom payment is due and the purpose for which the obligation to be paid was incurred; provided, however, that no such authorization shall be given unless and until the Company Representative shall have certified:

                           (1) that an obligation in the stated amount to be paid has been incurred, is presently due and payable, is et proper cost and has not been previously paid from money in the Construction Fund;

                           (2) that, so far as he is aware, there has not been filed with or served on the Company or any officer or agent thereof notice of any lien, right to lien or attachment upon, or claim affecting the right to receive payment of, any of the moneys payable to any person, firm or corporation to whom the amount is to be paid, which has not been released or will not be released simultaneously with the payment of such obligation;

                  (3) that in so far as any obligation mentioned in such requisition or invoice was incurred for work, materials, supplies or equipment in connection with the Project, such work was actually performed, or the materials, supplies or equipment attributable to such obligation was actually delivered or installed at the site of the Project, or delivered for fabrication;

                  (4) that sufficient moneys are left in the Construction Fund to complete the Project;

                  (5) that after taking into account the costs proposed to be paid or reimbursed in said certificate, at least 95 % of the costs paid or reimbursed out of the Construction Fund are amounts which will be chargeable to the Project's capital account or which would be so chargeable either with a proper election by the Company under the Code or but for a proper election by the Company to deduct such amount and were incurred and paid, or are to be incurred and paid, on or after October 18, 1995;

                  (6) that after taking into account the costs proposed to be paid or reimbursed in said certificate, no more than $155,000 of the costs paid or reimbursed out of the Construction Fund are issuance costs within the meaning of the Code;

                  (7) that after taking into account the costs proposed to be paid or reimbursed in such certificate, no costs paid or reimbursed out of the Construction Fund are costs paid or incurred prior to October 18, 1995; and

                  (8) that no Event of Default as defined in Section 7.01 has occurred and is continuing.

        Section 6.11. ESTABLISHMENT OF COMPLETION DATE. The completion date for the Project shall be evidenced by a certificate signed by the Company Representative setting forth the costs of the Project and setting forth the information required to be set forth therein pursuant to Section 3.6 of the Loan Agreement and otherwise complying with Section 3.6 of the Loan Agreement. Notwithstanding the foregoing, such certificate shall state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being.

        Section 6.12. BALANCE IN CONSTRUCTION FUND. On the receipt by the Trustee of the certificate evidencing the completion date accompanied by an Opinion of Counsel to the Company that there are no uncancelled mechanics', laborers', lessors' or materialmen's liens against the Project or on file in any public office where the same should be filed in order to be valid liens against the Project and that the time within which such liens can be filed has expired, any balance remaining in the Construction Fund (other than amounts retained to pay costs not then due and payable or for which the liability for payment is in dispute) shall be used or transferred by the Trustee as provided in Section 3.6 of the Loan Agreement.

         Section 6.13. CREDIT FACILITY; ALTERNATE CREDIT FACILITY; CONFIRMATION LETTER; SUBSTITUTE CONFIRMATION LETTER.

                  (a) The Trustee will make timely, draws on the Business Day prior to any Purchase Date in accordance with the Credit Facility such that timely payment under Section 6.06 and Section 6.17 is made without resort to the other sources of payment described therein (except for remarketing proceeds available under Section 6.17). Such draws will be in amounts equal to the total principal and interest due on the Bonds, including on the redemption or acceleration thereof, or the Purchase Price payable -with respect to the Bonds (excluding Credit Provider Bonds which are not entitled to the benefit of the Credit Facility). If the draws are made as a result of a mandatory tender on a Credit Expiration Date under Section 3.01(c) and an Alternate Credit Facility has been delivered to the Trustee as described below, such draws are to be made under the Credit Facility or the Confirmation Letter, if applicable, and not under the Alternate Credit Facility or Substitute Confirmation Letter. The Trustee will make such draws in accordance with the Credit Facility so as to be able to obtain and transfer funds one Business Day prior to the applicable payment date. Proceeds of draws under the Credit Facility and the Confirmation Letter, if any, will be segregated from other moneys held by the Trustee. Notwithstanding any other provisions of this Indenture, moneys received by the Trustee from a drawing under the Credit Facility of and the Confirmation Letter, if applicable, will not be applied to the payment of the principal or interest on any Bonds held of record by, or to the knowledge of the Trustee, for the account of the Company or the Issuer. In the event the Credit Provider fails to honor a draw on the Credit Facility or in the event the Credit Facility has been repudiated, the Trustee shall draw on the Confirmation Letter in accordance with its terms so as to pay the principal, interest and purchase price on the Bonds when due hereunder.

                  (b) With the prior written consent of the Remarketing Agent, the Company may, at any time, deliver an Alternate Credit Facility to the Trustee in substitution for the Credit Facility then in effect or a Substitute Confirmation Letter for the Confirmation Letter then in effect. In connection with the delivery of an Alternate Credit Facility or Substitute Confirmation Letter, as applicable there must be delivered to the Remarketing Agent and the Trustee the following:

                           (1) an opinion of Bond Counsel to me effect that the
                  delivery of such Alternate Credit Facility or such Substitute Confirmation Letter, as applicable, is permitted hereunder and will not adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds;

                           (2) an Opinion of Counsel to the obligor of such
                  Alternate Credit Facility or Substitute Confirmation Letter, as applicable, addressed to the Issuer, the Trustee and the Remarketing Agent to the effect that such Alternate Credit Facility or Substitute Confirmation Letter, as applicable, constitutes a legal, valid and enforceable obligation of such obligor (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws for the relief of debtors and by general principles of equity that permit the exercise of judicial discretion);

                           (3) an Opinion of Counsel acceptable to the Trustee
                  and the Issuer, addressed to the Trustee and the Issuer, stating that the substitution of such Alternate Credit Facility or Substitute Confirmation Letter, as applicable, will not subject the Bonds or such Alternate Credit Facility or Substitute Confirmation Letter, to the registration requirements of the Securities Act of 1933, as amended, or the Indenture to qualification under the Trust Indenture Act of 1939, as amended, or, in the alternative, the Alternate Credit Facility or Substitute Confirmation Letter has been registered pursuant to the Securities Act of 1933, as amended;

                           (4) an amount sufficient to pay all costs incurred by
                  the Trustee and the Remarketing Agent in connection with the substitution, if any, of such Alternate Credit Facility or Substitute Confirmation Letter; and

                           (5) the written consent to the delivery of the
                  Alternate Credit Facility or the Substitute Confirmation Letter from the Remarketing Agent.

         (c) If at any time an Alternate Credit Facility has been delivered to the Trustee in substitution for the Credit Facility then in effect or a Substitute Confirmation Letter has been delivered to the Trustee to replace the Confirmation Letter then in effect, each meeting the criteria set forth in subsection (b) of this Section and if the Trustee and the Remarketing Agent receive (i) written evidence from Moody's, if the Bonds are rated by Moody's, and S&P, if the Bonds are rated by S&P, in each case to the effect that such rating agency has reviewed the proposed Alternate Credit Facility or Substitute Confirmation Letter, as applicable, and that the substitution of the proposed Alternate Credit Facility for the Credit Facility then in effect or the substitution of the Substitute Confirmation Letter for the Confirmation Letter then in effect will not, of itself, result in a reduction or withdrawal of its rating of the Bonds from that which then prevails, or (ii) in the event that the Bonds are not then rated, evidence satisfactory to the Trustee and the Remarketing Agent that the issuer of the Alternate Credit Facility or Substitute Confirmation Letter, as the case may be, has (A) senior debt or long-term bank deposits that are rated by Moody's or S&P at a rating at least equal to the rating then assigned to the senior debt or long-term bank deposits of the Credit Provider or the Confirming Bank, as the case may be, or (B) outstanding letters of credit or other similar instruments supporting debt obligations that are rated by Moody's or S&P at a rating at least equal to the rating assigned to debt obligations supported with letters of credit or similar instruments issued by the Credit Provider or the Confirming Bank, as the case may be, the Trustee will accept such Alternate Credit Facility and promptly cause the

         Credit Facility then in effect to be canceled in accordance with its terms for cancellation or will accept such Substitute Confirmation Letter and promptly cause the Confirmation Letter then in effect to be canceled in accordance with its terms for cancellation. If the Trustee and the Remarketing Agent do not receive the written evidence from Moody's or S&P described in the preceding sentence, the Trustee will not cancel the Credit Facility or Confirmation Letter then in effect, as applicable, until the mandatory tender required by Section 3.01(c) has occurred. The Trustee will give notice to all Owners as soon as practicable (but not more than 10 days thereafter) of its acceptance of an Alternate Credit Facility or a Substitute Confirmation Letter.

                  (d) If an Alternate Credit Facility is delivered, a Substitute Confirmation Letter will not be required so long as the rating on the Bonds as a result of such Alternate Credit Facility will be equal to or higher than "A."

                  (e) Notwithstanding anything to the contrary contained herein, there shall at all times be a Credit Facility in effect with respect to any Bonds bearing interest at (i) a Variable Rate and (ii) a Term Rate provided the applicable Term Rate Period ends prior to the final stated maturity date of the Bonds. A Credit Facility need not be in effect at all times with respect to Term Rate Bonds provided the applicable Term Rate Period ends on the final stated maturity date of the Bonds.

         Section 6.14. BONDS NOT PRESENTED FOR PAYMENT. If any Bonds are not presented for payment when the principal thereof becomes due, either at maturity, or at the date fixed for redemption thereof, or otherwise, or if any interest check is not cashed, if funds sufficient to pay such Bond have been made available by the Issuer to the Trustee or any Paying Agent for the benefit of the Owner thereof, all liability of the Issuer to the Owner thereof for the payment of such Bond will forthwith cease, terminate and be completely discharged, and it will then be the duty of the Trustee and any Paying Agent to hold such funds in trust, uninvested and without liability for interest thereon, for the benefit of the Owner of such Bond who will thereafter be restricted exclusively to such funds for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond. Any money that is so set aside or transferred and that remains unclaimed by the Owners for a period of 5 years after such payment has become due and payable will be treated as abandoned property under applicable state law, and the Trustee or Paying Agent will report and remit this property to the escheat fund according to the requirements of applicable state law. Thereafter, the Owners may look only to the escheat fund for payment and then only to the extent of the amounts so received without any interest thereon, and the Issuer and the Trustee or Paying Agent will have no responsibility with respect to such money.

         Section 6.15. REFUNDING OF BONDS. If all Outstanding Bonds are paid, redeemed or deemed to have been paid within the meaning of Article XI by reason of the application of the proceeds of the sale of any obligations under an indenture other than this Indenture, the Trustee will, without further authorization, withdraw all amounts remaining in all funds and accounts and deposit such amounts into corresponding funds or accounts created under the indenture under which such obligations are executed and delivered, such withdrawals and deposits to be made, in accordance with the provisions of such indenture, on the date on which the Bonds are so paid, redeemed or deemed to have been paid. The foregoing is subject to the condition that arrangements satisfactory to the Credit Provider are made with regard to amounts due or to become due to the Credit Provider under the Reimbursement Agreement.

         Section 6.16. PAYMENT TO THE COMPANY. After the right, title and interest of the Trustee in and to the Trust Estate and all covenants, agreements and other obligations of the Issuer to the Owners has ceased, terminated and become void and has been satisfied and discharged in accordance with Article XI, and all fees, expenses and other amounts payable to the Credit Provider, the Issuer, the Paying Agent, the Trustee and the Remarketing Agent, pursuant to any provisions hereof, of the Placement and Remarketing

Agreement, or of the Reimbursement Agreement, have been paid in full, any moneys remaining in any fund or account hereunder will be paid as directed by the Company.

         Section 6.17. BOND PURCHASE FUND. Amounts derived from the sources described in Section 3.02(a) and (b) to pay the Purchase Price of Bonds and, except amounts derived from the source described in Section 3.02(c) and (d), any other amounts deposited with the Trustee to be applied to pay the Purchase Price of Bonds will be deposited into the General Account of the Bond Purchase Fund. Amounts derived from the source described in Section 3.02(c) and (d) will be deposited into the Credit Facility Account of the Bond Purchase Fund. The Trustee will disburse money hi the Bond Purchase Fund (all disbursement to be made first from the General Account until it is depleted and thereafter from the Credit Facility Account) to pay the Purchase Price of Bonds tendered or deemed tendered pursuant to Section 3.01.

         Section 6.18. CUSTODY OF FUNDS AND ACCOUNTS. Except as otherwise expressly provided herein, all funds and accounts created pursuant to this Indenture and held by the Trustee shall be held in trust, in the name of the Issuer, for the benefit of the Owners and, to the extent of amounts owed by the Company to the Credit Provider under the Reimbursement Agreement, the Credit Provider.




                               [End of Article VI]

                                   ARTICLE VII

                              DEFAULTS AND REMEDIES

         Section 7.01. EVENTS OF DEFAULT. If any of the following events occur it is hereby defined as and shall be deemed an "Event of Default" under this
Indenture:

                  (a) A failure to pay the principal of or premium, if any, on any Bond when the same becomes due and payable, whether at the stated maturity thereof or on proceedings for redemption;

                  (b) A failure to pay any installment of interest on any Bond when the same becomes due and payable;

                  (c) A failure to pay any amount due with respect to the Purchase Price of Bonds delivered or deemed delivered pursuant to
         Section 3.01 after such payment becomes due and payable;

                  (d) Receipt by the Trustee of written notice from the Credit Provider of nonreinstatement of the Credit Facility to the Coverage Amount on or before the date specified in the Credit Facility after a draw on the Credit Facility or the Confirmation Letter, if then in effect, to pay interest on the Bonds;

                  (e) The Trustee's receipt of written notice from the Credit Provider that an "Event of Default" (as that term is defined in the Reimbursement Agreement) has occurred under the Reimbursement Agreement and written request that the Bonds and all accrued and unpaid interest thereon become immediately due and payable;

                  (f) The occurrence of an "Event of Default" as provided in the Loan Agreement; and

                  (g) A failure by the Issuer to observe and perform any covenant, condition, agreement or provisions (other than as described in subsections (a), (b), (c), (d) or (e) of this Section) contained in the Bonds or in this Indenture on the part of the Issuer to be observed or performed, which failure continues for a period of 90 days after written notice, specifying such failure and requesting that it be remedied, has been given to the Issuer by the Trustee, which may give such notice in its discretion and will give such notice at the written request of Owners of not less than 25% of principal amount of the Bonds Outstanding, unless the Trustee, or the Trustee and Owners of a principal amount of Bonds not less than the principal amount of Bonds the Owners of which requested such notice, as the case may be, agrees in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Owners of such principal amount of Bonds, as the case may be, will be deemed to have agreed to an extension of such period if corrective action is initiated by the Issuer within such period and is being diligently pursued.

         Section 7.02.     REMEDIES ON DEFAULT.

                  (a) (i) On the occurrence and continuance of an Event of Default under Sections 7.01 (a) - (c) or 7.01(f) or (g), the Trustee may, or if required by the Credit Provider or the Owners of a majority of the principal amount of the Bonds Outstanding, shall, declare all obligations due under the Loan Agreement, the Note and the Bonds to be immediately due and payable, whereupon they shall, without further action, become due and payable, anything in this Indenture, the Note or in the Bonds to the contrary notwithstanding or (ii) on the occurrence and continuance of an Event of Default under Section 7.01(d) or (e), the Trustee shall declare all obligations due under the Loan Agreement, the Note and the Bonds to be due and payable within five days thereafter, whereupon they shall, without further action, become due and payable on such date, anything in this Indenture, the Note or in the Bonds to the contrary notwithstanding. In the event of such acceleration, the Trustee shall immediately notify the Issuer, the Credit Provider and the Remarketing Agent, and the Trustee shall draw on the Credit Facility in accordance with Section 6.13(a). Upon such declaration of acceleration, interest on the Bonds shall cease to accrue.

                  (b) The provisions of the preceding paragraph are subject to the condition that if, after the principal of any of the Bonds have been so declared to be due and payable, and before any judgment or decree for the payment of the moneys due has been obtained or entered as hereinafter provided, the defaulting party (the "Defaulting Party") shall cause to be deposited with the Trustee a sum sufficient to pay all matured installments of the principal of and interest on all Bonds which have become due otherwise than by reason of such declaration (with interest upon such overdue installments of interest, at the rate per annum borne by the Bonds) and such amount as shall be sufficient to cover reasonable compensation and reimbursement of expenses payable to the Trustee, and all Events of Default hereunder other than nonpayment of the principal of the Bonds which has become due by said declaration has been remedied, then, in every such case, such Event of Default shall be deemed waived and such declaration and its consequences rescinded and annulled, and the Trustee shall promptly give written notice of such waiver, rescission or annulment to the Issuer, the Company, the Paying Agent and the Remarketing Agent and shall give notice thereof by Mail to all Owners; but no such waiver, rescission and annulment shall extend to or affect any subsequent Event of Default or impair any right or remedy consequent thereon.

                  The provisions of paragraph (a) are further subject to the condition that any waiver of any event of default under the Loan Agreement and a rescission and annulment of its consequences shall constitute a waiver of the corresponding Event of Default under this Indenture and a rescission and annulment of the consequences thereof. If notice of such event of default under the Loan Agreement shall have been given as provided herein and if the Trustee thereafter has received notice that such event of default has been waived, the Trustee shall promptly give written notice of such waiver, rescission or annulment to the Defaulting Party and shall give notice thereof by Mail to all Owners; but no such waiver, rescission and annulment shall extend to or affect any subsequent Event of Default or impair any right or remedy consequent thereon.

                  (c) On the occurrence and continuance of any Event of Default, then and in every such case the Trustee in its discretion may, and on the written direction of Owners of not less than majority in principal amount of the Bonds Outstanding and receipt of indemnity to its; satisfaction, shall, in its own name and as the trustee of an express trust:

                           (i) by mandamus, or other suit, action or proceeding
                  at law or in equity, enforce all rights of the Owners, and require the Defaulting Party to carry out any agreements with or for the benefit of the Owners and the Credit Provider and to perform its or their duties under the Loan Agreement and this Indenture, provided that any such remedy may be taken only to the extent permitted under the applicable provisions of the Loan Agreement or this Indenture, as the case may be;

                           (ii) take whatever action at law or in equity may
                  appear necessary or desirable to enforce its rights against the Defaulting Party.

                  No right or remedy is intended to be exclusive of any other rights or remedies, but each and every such right or remedy is cumulative and in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute. If any Event of Default has occurred and if requested by (i) the Credit Provider or
         (ii) the Owners of a majority in aggregate principal amount of Bonds then Outstanding and the Trustee is indemnified as provided in Section 8.06, the Trustee shall be obligated to exercise such one or more of the rights and powers conferred by this Section as the Trustee, being advised by counsel, shall deem most expedient in the interests of the Owners and the Credit Provider.

         Section 7.03. CREDIT PROVIDER'S OR OWNERS' RIGHT TO DIRECT PROCEEDINGS. Anything in this indenture to the contrary notwithstanding, (i) the Credit Provider or (ii) if the Credit Provider is in default with respect to its obligations under the Credit Facility, the Owners of a majority in aggregate principal amount of the Bonds then Outstanding have the right, at any time, to the extent permitted by law, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver, and any other proceedings hereunder; provided that such direction shall not be otherwise than in accordance with the provisions hereof. The Trustee is not required to act on any direction given to it pursuant to this Section until the indemnity described in Section 8.06 is furnished to it by the Credit Provider or by such Owners, as appropriate.

         Section 7.04. RIGHTS AND REMEDIES OF OWNERS. Neither the Credit Provider nor an Owner has any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder, unless a Default has occurred of which the Trustee has been notified as provided in Section 8.05, or of which by said Section it is deemed to have notice, nor unless (i) the Credit Provider or (ii) the Owners of not less than a majority in aggregate principal amount of Bonds then Outstanding shall have made written request to the Trustee and have offered reasonable opportunity either to proceed to exercise the powers granted therein or to institute such action, suit or proceedings in its own name, nor unless they have also offered to the Trustee indemnity as provided in Section 8.06 nor unless the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its own name; and such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder; it being understood and intended that neither the Credit Provider nor any Owner has any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its or their action or to enforce any right hereunder except in the manner herein provided and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of the Owners of all Bonds then Outstanding. Nothing contained in this Indenture shall, however, affect or impair the right of any Owner to enforce the payment of the principal of, premium, if any, and interest on any Bond at and after the maturity thereof.

         Section 7.05. TRUSTEE MAY ENFORCE RIGHTS WITHOUT BONDS. All rights of action and claims under this Indenture or any of the Bonds outstanding hereunder may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or proceedings relative thereto; and any suit or proceeding instituted by the Trustee shall be brought in its name as the Trustee, without the necessity of joining as plaintiffs or defendants any Owners of the Bonds, and any recovery of judgment shall be for the ratable benefit of the Owners of the Bonds and thereafter the Credit Provider, subject to the provisions of this Indenture.

         Section 7.06. DELAY OR OMISSION NO WAIVER. No delay or omission of the Trustee or of any to exercise any Owner right or power accruing upon any Default shall exhaust or impair any such right or power or shall be construed to be a waiver of any such Default, or acquiescence therein; and every power and remedy given by this Indenture may be exercised from time to time and as often as may be deemed expedient.

         Section 7.07. NO WAIVER OF ONE DEFAULT; TO AFFECT ANOTHER. No waiver of any Default hereunder, whether by the Trustee or the Owners, shall extend to or affect any subsequent or any other then existing Default or shall impair any rights or remedies consequent thereon.

         Section 7.08. DISCONTINUANCE OF PROCEEDINGS ON DEFAULT POSITION OF PARTIES RESTORED. If the Trustee has proceeded to enforce any right under this Indenture and such proceedings have been discontinued or abandoned for any reason, or have been determined adversely to the Trustee, then and in every such case the Issuer, the Company, the Trustee and the Owners shall be restored to their former positions and rights hereunder with respect to the Trust Estate, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken

         Section 7.09. WAIVERS OF EVENTS OF DEFAULT. The Trustee may in its discretion waive any Event (of Default hereunder and its consequences, and notwithstanding anything else to the contrary contained in this Indenture shall do so on the written request of the Owners of a majority in aggregate principal amount all the Bonds then Outstanding; provided, however, that there shall not be waived without the consent of the Owners of 100% of the Bonds then Outstanding as to which the Event of Default exists (a) any Event of Default in the payment of the principal of or premium on any Outstanding Bonds at the date of maturity specified therein or (b) any default in the payment when due of the interest on any such Bonds, unless therefore such waiver or rescission, all arrears of interest and all arrears of payments of principal and premium, if any, then due, as the case may be (both with interest on all overdue installments at the rate borne by the Bonds), and all expenses of the Trustee in connection with such default shall have been paid or provided for. In case of any such waiver, or in case any proceedings taken by the Trustee on account of any such Default have been discontinued or abandoned or determined adversely to the Trustee, then and in every such case the Issuer, the Company, the Trustee and the Owners shall be restored to their former positions and rights hereunder respectively, but no such waiver or rescission shall extend to any subsequent or other Default, or impair any right consequent thereon. Notwithstanding anything in the foregoing to the contrary, (a) an Event of Default under Section 7.01(d) may be waived only if the Trustee receives written notice from the Credit Provider that the Credit Facility has been restored to the Coverage Amount and
(b) an Event of Default under Section 7.01(e) may not be waived without the consent of the Credit Provider.

         Section 7. 10. APPLICATION OF MONEYS. All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article or held by the Trustee hereunder shall, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Trustee, be deposited in the Bond Fund and applied as follows:

                  (a) Unless the principal of all the Bonds has become or has been declared due and payable, all such moneys shall be applied:

                           FIRST - To the payment to the persons entitled
                  thereto of all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest beginning with the earliest such maturity and, if the amount available is not sufficient, to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege; and

                           SECOND - To the payment to the persons entitled
                  thereto of the unpaid principal of and premium, if any, on any of the Bonds which have become due (other than Bonds matured or called for redemption for the payment of which moneys am held pursuant to the provisions of this Indenture), in the order of their due dates and beginning with the earliest due date and, if the amount available is not sufficient to pay in full Bonds due on any particular date, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege; and

                           THIRD - The payment to the persons entitled thereto
                  of all installments of interest on overdue installments of interest and to the payment to the persons entitled thereto of all installments of interest on overdue installments of principal and premium, if any, to the extent permitted by law and if the amount available is not sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such particular installment, to the persons entitled thereto, without any discrimination or privilege;

                           FOURTH - To be held for the payment to the persons
                  entitled thereto as the same shall become due of the principal of, premium, if any, and interest on the Bonds which may thereafter become due either at maturity or on call for redemption before maturity and, if the amount available is not sufficient to pay in full Bonds due on any particular date, together with interest and premium, if any, then due and owing thereon, payment shall be made ratably according to the amount of principal, and premium, if any, and interest due on such date to the persons entitled thereto without any discrimination or privilege; and

                           FIFTH - To the payment of all sums due the Credit
                  Provider pursuant to the Reimbursement Agreement.

                  (b) If the principal of all the Bonds has become due or has been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid on the Bonds, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due, respectively, for principal and interest, to the persons entitled thereto without any discrimination or privilege, with interest on overdue installments of interest or principal. Subsequent to making such payment remaining moneys shall be applied to the payment of all sums due the Credit Provider pursuant to the Reimbursement Agreement.

         Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) on which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the Owner of any Bond until such Bond is presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

         Whenever the principal of, premium, if any, and interest on all of the Bonds have been paid under the provisions of this Section 7.10 and all expenses and charges of the Trustee and amounts owing to the Credit Provider and the Issuer have been paid, any balance remaining in the Funds created hereunder shall, subject to the provisions of the Reimbursement Agreement, be paid to the Company.

         Section 7.11. ASSIGNMENT TO CREDIT PROVIDER. It is expressly understood and agreed by the Trustee ,that tile Issuer does hereby pledge and assign to the Credit Provider, in consideration of the Credit provider's issuance of the Credit Facility, all of the Trust Estate herein assigned to the Trustee as security for the payment of the Bonds, which assignment to the Credit Provider is subordinate to the simultaneous assignment thereof to the Trustee pursuant to this Indenture.

         Section 7.12. RECOGNITION OF CREDIT PROVIDER OR ITS ASSIGNEE AS COMPANY. The Trustee hereby acknowledges that following receipt of notice from the Credit Provider of the Credit Provider's election to exercise its right to cure an "Event of Default" under the Loan Agreement, the Trustee shall recognize that so long as the conditions of the Loan Agreement have been satisfied, the Credit Provider, or its respective assignees, as the case may be, constitutes the Company, and possesses all the rights, and owes all the obligations of the Company, in accordance with the Loan Agreement; provided, however, that the Trustee shall not recognize any assignee's assumption of the Company's rights and obligations unless the Trustee has received (a) evidence in writing from an Authorized Issuer Representative that such assignee has been approved by the Issuer, (b) an instrument or instruments evidencing the assignee's assumption of the Company's rights and obligations, and (c) an opinion of Bond Counsel to the effect that such assumption will not adversely affect (i) the exclusion of the interest payable on the Bonds from the gross money of the Owners of the Bonds for purposes of federal income taxation pursuant to Section 103 of the Code, and
(ii) the exemption of the Bonds from state, county, and municipal taxation in the State.


                              [End of Article VII]

                                  ARTICLE VIII

                    TRUSTEE; PAYING AGENT; REMARKETING AGENT

         Section 8.01. ACCEPTANCE OF TRUST. The Trustee hereby accepts and agrees to execute the trusts hereby created, but only on the additional arms set forth in this Article, to all of which the respective owners of Bonds agree by their acceptance of delivery of any of the Bonds. The Trustee will not be required to give any bond or surety in respect of the execution of the trusts and powers or otherwise in respect of the premises herein.

         Section 8.02. NO RESPONSIBILITY FOR RECITALS. The recitals, statements and representations contained in this Indenture or in the Bonds, save only the Trustee's or Paying Agent's authentication on the Bonds, will be taken and construed as made by and on the part of the Issuer, and not by the Trustee, and the Trustee does not assume, and will not have, any responsibility or obligation for the correctness of any thereof.

         Section 8.03. LIMITATIONS ON LIABILITY. The Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. The Trustee may execute any of the trusts or powers hereof and perform the duties required of it hereunder by or through attorneys, agents, receivers or employees, and will be entitled to advice of counsel concerning all matters of trust and its duties hereunder, and the Trustee will not be answerable for the default or misconduct of any such attorney, agent or employee selected by it with reasonable care. Without limitation, the Trustee will be entitled to the benefit of the foregoing sentence with respect to the delegation to the Paying Agent of any or all of the Trustee duties hereunder, including its duties with respect to payment of principal of, premium, if any, or interest on, or redemption or purchase of the Bonds, conversion of the interest rate on any Bonds, the authentication and delivery of Bonds, and exchange and transfer thereof. The Trustee will not be answerable for the exercise of any discretion or power under this Indenture or for anything whatsoever in connection with the trust created hereby, except only for its own gross negligence or willful misconduct.

         No provision of this Indenture will require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. The Trustee will not be answerable for the exercise of any discretion or power under this Indenture or for anything whatsoever in connection with the trust created hereby, except only for its own gross negligence or willful misconduct.

         Section 8.04. COMPENSATION, EXPENSES AND ADVANCES. The Trustee, the Paying Agent and the Remarketing Agent are entitled to reasonable compensation for their services rendered hereunder (not limited by any provision of law in regard to the compensation of the trustee of an express trust) and to reimbursement for their actual out-of-pocket expenses (including counsel fees) reasonably incurred in connection therewith except as a result of their negligence or misconduct. If the Issuer fails to perform any of the covenants or agreements contained in this Indenture, other than the covenants or agreements in respect of the payment of the principal of and interest on the Bonds, the Trustee may, in its uncontrolled discretion and without notice to the Owners of Bonds, at any time and from time to time, make advances to effect performance of the same on behalf of the Issuer, but the Trustee will be under no obligation to do so; and any and all such advances may bear interest at a rate per annum not exceeding the rate of interest then in effect and as announced by the Trustee or any bank controlling, controlled by or in common control with the Trustee as its prime lending rate for domestic commercial loans in the Company in which the principal office of the Trustee is located; but no such advance will operate to provide relief from any Default hereunder. If the Issuer has failed to make any payment to the Trustee hereunder and such failure has resulted in an Event of Default hereunder, the Trustee, the Paying Agent and the Remarketing Agent each will have, in addition to any other rights hereunder, a claim, before the claim of the owners of Bonds, for the payment of its compensation and the reimbursement of its expenses and any advances made by it, as provided in this Section, on the moneys and obligations in all Funds and Accounts (other than the Rebate Fund) created hereunder, except for moneys received under the Credit Facility, except for moneys on deposit in a special subaccount of the Principal Account of the Bond Fund to pay redemption premium, except for moneys or obligations deposited with or paid to the Trustee for the redemption or payment of Bonds which are deemed to have been paid in accordance with Article XI, redeem except for funds held pursuant to Section 6.15, and except for Remarketing Proceeds.

         Section 8.05. NOTICE OF EVENT OF DEFAULT AND OTHER EVENT OR FACTS. The Trustee will not be required to take notice, or be deemed to have notice or knowledge, of the existence or occurrence of any event or fact (other than an Event of Default described under Section 7.01, except for paragraphs (f) and (g) thereof), under an officer, agent or employee of the Trustee who has specifically been designated as being responsible for matters relating to the Bonds has actual knowledge of such Event of Default, event or fact or the Trustee has been specifically notified in writing of such Event of Default, event or fact by Owners of at least 25% of principal amount of the Bonds Outstanding, by the Paying Agent, the Remarketing Agent or the Credit Provider. The Trustee may, however, at any time, in its discretion, require of the Issuer full information and advice as to the performance of any of the covenants, conditions and agreements contained herein.

         Section 8.06. ACTION BY TRUSTEE. Unless requested in writing to do so by Owners of at least a majority in principal amount of the Bonds Outstanding or the Credit Provider, the Trustee will be under no obligation to take any action in respect of any Event of Default hereunder or toward the execution or enforcement of any of the trusts hereby created, or to institute, appear in or defend any suit or other proceeding in connection therewith. Before taking any action hereunder, the Trustee, if in its opinion such action may tend to involve it in expense or liability, may require that it be provided security and indemnity satisfactory to it; but the foregoing provisions are intended only for the protection of the Trustee, and will not affect any discretion or power given by any provisions of this Indenture to the Trustee to take action in respect of any Event of Default, including any drawing under the Credit Facility or Confirmation Letter, if applicable, without such notice or request from the Owners of Bonds, or without such security or indemnity. Any action taken by the Trustee pursuant to this Indenture on the request, authority or consent of any person who at the time of making such request or giving such authority or consent is the Owner of any Bond, will be conclusive and binding on all future Owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof. Notwithstanding anything contained elsewhere in this Indenture, the Trustee has the right, but is not required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any reasonable action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that required by the terms hereof as a condition of such action by the Trustee deemed desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, the release of any property, or the taking of any other action by the Trustee.

         Section 8.07. GOOD-FAITH RELIANCE. The Trustee, the Paying Agent, the Remarketing Agent and the Credit Provider will be protected and will incur no liability in acting or proceeding in good faith on any resolution, notice, telegram, telex or facsimile transmission, request, consent, waiver, certificate, statement, affidavit, voucher, bond, requisition or other paper or document which it in good faith believes to be genuine and to have been passed or signed by the proper board, body or person or to have been prepared and furnished pursuant to any of the provisions of this Indenture, the Reimbursement Agreement, or on the written opinion of any attorney, engineer, accountant or other expert believed by the Trustee, the Paying Agent, the Remarketing Agent or the Credit Provider, as the case may be, to be qualified in subject matter, and neither the Trustee, the Paying Agent, the Remarketing Agent nor Credit Provider the will be under any duty to make any investigation or inquiry as to any statements contained or matters referred to in any such instrument, but may accept and rely on the same as conclusive evidence of the truth and accuracy of such statements.

         Section 8.08. DEALINGS IN BONDS AND WITH ISSUER. The Trustee will not be accountable for the use of any of the Bonds. The Trustee, the Paying Agent, the Remarketing Agent and the Credit Provider, each in its individual capacity, may in good faith buy, sell, own, hold and deal in any of the Bonds, and may join in any action which any Owner may be entitled to take with like effect as if it did not act in any capacity hereunder. The Trustee, the Paying Agent, the Remarketing Agent and the Credit Provider, each in its individual capacity, either as principal or agent, may also engage in or be interested in any financial or other transaction with the Issuer and may act as depository, trustee or agent for any committee or body of Owners of Bonds or other obligations of the Issuer as freely as if it did not act in any capacity hereunder. The Trustee will not be responsible for determining whether interest payable under the Bonds, the Indenture or the Reimbursement Agreement exceeds the maximum amount permitted under the laws of the State.

         Section 8.09. CONSTRUCTION OF INDENTURE. The Trustee shall construe any of the provisions of this Indenture insofar as the same may appear to be ambiguous or inconsistent with any other provision hereof, and any construction of any such provisions hereof by the Trustee in good faith will be binding on the Owners of the Bonds and any other persons affected thereby.

         Section 8.10. RESIGNATION OF TRUSTEE. The Trustee may resign and be discharged of the trusts created by this Indenture by executing an instrument in writing resigning such trusts and specifying the date when such resignation will take effect, and filing the same with the Issuer, the Company, the Paying Agent, the Remarketing Agent and the Credit Provider not less than 45 days before the date specified in such instrument when such resignation will take effect, and by giving notice of such resignation by Mail, not less than three weeks before such resignation date, to all Owners of Bonds. Such resignation will take effect on the day specified in such instrument and notice unless (i) no successor Trustee has been appointed as hereinafter provided and accepted such appointment or (ii) previously a successor Trustee has been appointed as hereinafter provided and accepted such appointment, in which event such resignation will take effect immediately upon the appointment of such successor Trustee. Notwithstanding anything herein to the contrary, no resignation will be effective until the successor trustee has assumed the rights of the Trustee, if any, under the Credit Facility and the Confirmation Letter, if then in effect.

         Section 8.11. REMOVAL OF TRUSTEE. The Trustee may be removed at any time by the Company or by the Owners of not less than a majority in principal amount of Bonds Outstanding by filing with the Trustee so removed, and with the Issuer, the Paying Agent, the Remarketing Agent and the Credit Provider an instrument or instruments in writing, appointing a successor, executed by the Company if the Trustee has been removed by the Company, or executed by the Owners of not less than a majority in principal amount of Bonds Outstanding if the Trustee has been removed by said Owners; provided that the Company may not remove the Trustee if an Event of Default has occurred and is continuing hereunder and provided further that no such removal will be effective until a successor Trustee has been appointed and until such appointment has been accepted.

         Section 8.12. APPOINTMENT OF SUCCESSOR TRUSTEE. If the Trustee is removed, resigns or is dissolved, or if its property or affairs are taken under the control of any state or federal court or administrative body because of insolvency or bankruptcy, or for any other reason, then a vacancy will forthwith and (ipso facto) exist in the office of Trustee and a successor may be appointed by filing with the Issuer, the Company, the Paying Agent, the Remarketing Agent and the Credit Provider an instrument in writing executed by Owners of Bonds of not less than a majority in principal amount of Bonds Outstanding.

Copies of such instrument will be promptly delivered by the Issuer to the predecessor Trustee and to the Trustee so appointed.

         Until a successor Trustee is appointed by the Owners of Bonds as authorized by this Section, the (Company, by an instrument authorized by resolution of the Board of Directors of the Company, will appoint a successor Trustee. After any appointment by the Company, it will cause notice of such appointment to be given to the Issuer, the Paying Agent, the Remarketing Agent and the Credit Provider and by mail to all Owners of Bonds. Any new Trustee so appointed by the Company will immediately and without further act be superseded by a Trustee appointed by the Owners of the Bonds in the manner above provided.

         Section 8.13. QUALIFICATIONS OF TRUSTEE. The Trustee and every successor Trustee (a) will be a bank with trust powers or a trust company (other than the Credit Provider) duly organized under the laws ,If the United States or any state: or territory thereof, subject to examination by such authorizing party, and author by law to perform all the (duties imposed upon it by this Indenture, (b) will (i) have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition or (ii) be controlled directly or indirectly through one or more subsidiaries by a bank holding company that has a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition, have at least $100,000,000 of trust assets under management and have a combined capital and surplus of at least $20,000,000 as set forth in its most recent published report of condition, (c) will be qualified under the laws of the State to perform the duties of trustee and (d) will be subject to the prior approval of the Credit Provider.

         Section 8.14. JUDICIAL APPOINTMENT OF SUCCESSOR TRUSTEE. If the Trustee resigns and no appointment of a successor Trustee is made pursuant to the foregoing provisions of this Article before the date specified in the notice of resignation as the date when such resignation is to take effect, the resigning Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor Trustee. If no appointment of a successor Trustee is made pursuant to the foregoing provisions of this Article within six months after a vacancy has occurred hi the office of the Trustee, any Owner may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may then, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

         Section 8.15. ACCEPTANCE OF TRUSTS BY SUCCESSOR TRUSTEE. Any successor Trustee appointed hereunder must execute, acknowledge and deliver to the Issuer an instrument accepting such appointment hereunder, and then such successor Trustee, without any further act, deed or conveyance, will become duly vested with all the estates, property, rights, powers, trusts, duties and obligations of its predecessor in the trust hereunder, with like effect as if originally named Trustee herein. On request of such Trustee, such predecessor Trustee and the Issuer must execute and deliver an instrument transferring to such successor Trustee all the estates, property, rights, powers and trusts hereunder of such predecessor Trustee and, subject to the provisions of Section 8.04, such predecessor Trustee will pay over to the successor Trustee all Moneys and other assets at the time held by it hereunder.

         Section 8.16. SUCCESSOR BY MERGER OR CONSOLIDATION. Any corporation into which any Trustee hereunder may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any Trustee hereunder is a party or to which the corporate trust business of the Trustee is transferred substantially as a whole and which otherwise qualifies as a successor Trustee hereunder, will be the successor Trustee under this Indenture, without the execution or filing of any paper or any further act on the part of the parties hereto, anything in this Indenture to the contrary notwithstanding.

         Section 8.17. STANDARD OF CARE. Notwithstanding any other provisions of this Article, the Trustee will, during the existence of an Event of Default of which the Trustee has notice or is deemed to have notice pursuant to Section 8.05, exercise such of the rights and powers vested in it by this Indenture and use the same degree of skill and care in their exercise as a prudent person would use and exercise under the circumstances in the conduct of the affairs of others.

         Section 8.18. INTERVENTION IN LITIGATION OF ISSUER. In any judicial proceeding to which the Issuer party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of the Owners of Bonds, the Trustee may and will, at the written request of the Credit Provider or the owners of Bonds of at least 25% in principal amount of the Bonds Outstanding, on receipt of indemnity satisfactory to it, intervene in such litigation for and on behalf of the Owners of Bonds, if permitted by the court having jurisdiction in the premises.

         Section 8.19. RELIANCE ON CERTIFICATE OF ISSUER. As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee will be entitled to rely on a certificate signed on behalf of the Issuer by the President or Vice President of the Board of Trustees of the Issuer and attested by the Clerk or an Assistant Clerk of the Issuer as sufficient evidence of the facts therein contained and prior to the occurrence of a Default of which the Trustee is deemed to have knowledge as provided in Section 8.05, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence reasonably deemed necessary or advisable, but shall in no case be bound to secure do same. The Trustee may accept a certificate of the Clerk or an Assistant Clerk of the Issuer under its seal to the effect that a resolution in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution has been duly adopted, and is in full force and effect. The resolutions, orders, opinions, certificates and other instruments provided for in this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the withdrawal of cash and the taking or omitting of my other action hereunder.

         Section 8.20. PAYING AGENT. The Trustee will be the initial Paying Agent under this Indenture. The Company may, with the approval of the Remarketing Agent and the Credit Provider, appoint a successor Paying Agent for the Bonds. Any Paying Agent will designate to the Issuer, the Company, the Trustee, the Remarketing Agent and the Credit Provider its principal office and signify its acceptance of the duties and obligations imposed on it hereunder by a written instrument of acceptance delivered to the Issuer under which such Paying Agent will agree, particularly:

                  (a) to hold all sums held by it for the payment of the Purchase Price of Bonds in trust for the benefit of the Owners of Bonds until such sums are paid to such Owners of Bonds or otherwise disposed of as herein provided;

                  (b) to hold all Bonds delivered to it hereunder in trust for the benefit of the respective Owners of Bonds who have delivered such Bonds until moneys representing the Purchase Price of such Bonds have been delivered to or for the account of or to the order of such Owners of Bonds;

                  (c) to keep such books and records as are consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Company, the Trustee and the Credit Provider at all reasonable times;

                  (d) on the request of the Trustee, to forthwith deliver to the Trustee all sums so held in trust by the Paying Agent;

                  (e) to authenticate Bonds;

                  (f) to forward to the Trustee monthly a journal of transactions with respect to the Bonds for the previous month; and

                  (g) notify the Trustee of all amounts of principal of, premium, if any, and interest on the Bonds as and when the same become due and payable.

         The Issuer will cooperate with the Paying Agent, the Trustee and the Credit Provider to cause the necessary arrangements to be made and to be thereafter continued whereby funds derived from the sources specified herein will be made available to the Paying Agent for the payment when due of the principal of, premium, if any and interest on the Bonds.

         Section 8.21. QUALIFICATIONS OF PAYING AGENT; RESIGNATION; REMOVAL. Any Paying Agent or any successor Paying Agent appointed hereunder, other than the Trustee, will be a national banking association duly organized under the laws of the United States of America, or a commercial bank or trust company, leaving a combined capital stock, surplus and undivided profits of at least $50,000,000, authorized by law to perform all the duties imposed on it by this Indenture and in all events will be subject to the prior written approval of the Credit Provider. The Paying Agent may at any time resign and be discharged of the duties with obligations created by this Indenture by giving at least 60 days' notice to the Trustee, the Remarketing Agent and the Credit Provider. The Paying Agent may be removed at any time, at the direction of the Trustee or the Company with the consent of or at the direction of the Remarketing Agent by an instrument, signed by the Trustee or the Company and the Remarketing Agent, filed with the Paying Agent and the Credit Provider.

         If the Paying Agent resigns or is removed, the Paying Agent will pay over, assign and deliver any moneys held by it in such capacity to its successor or, if there be no successor, to the Trustee.

         If the Company fails to appoint a Paying Agent hereunder, or if the Paying Agent resigns or is removed or is dissolved, or if the property or affairs of the Paying Agent are taken under the control of state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Trustee has not appointed its successor as Paying Agent, the Trustee will (ipso facto) be deemed to be the Paying Agent for all purposes of this Indenture until the appointment by the Trustee of the Paying Agent or successor Paying Agent, as the case may be and will during such period receive additional compensation for performing the duties thereof.

         Section 8.22. REMARKETING AGENT. The Issuer hereby appoints Wheat, First Securities, Inc., as the initial Remarketing Agent for the Bonds. Any subsequent Remarketing Agent will designate its principal office to the Issuer, the Company, the Trustee, the Paying Agent and the Credit Provider and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer and the Trustee under which the Remarketing Agent will agree, particularly:

                  (a) to hold all Bonds delivered to it hereunder in trust for the benefit of the respective Owners of Bonds which delivered such Bonds until moneys representing the Purchase Price of such Bonds are delivered to or for the account of or to the order of such Owners of Bonds sufficient to enable it to pay the full Purchase Price for all such Bonds so tendered or deemed tendered;

                  (b) to hold all moneys delivered to it hereunder for the purchase of Bonds in trust for the benefit of the person or entity which has delivered such moneys until the Bonds purchased with such moneys are delivered to or for the account of such person or entity;

                  (c) to keep such books and records as are consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Company, the Trustee, the Credit Provider and the Paying Agent at all reasonable times;

                  (d) on the request of the Trustee, to forthwith deliver to the Trustee all sums so held in trust by it; and

                  (e) to perform all duties contemplated to be performed by it under this Indenture.

         Section 8.23. QUALIFICATIONS OF REMARKETING AGENT. The Remarketing Agent and any successor Remarketing Agent will be either a national banking association, a commercial bank or a trust company, an investment banking company, or any other corporation acceptable to Moody's if the Bonds are rated by Moody's or any other corporation acceptable to S&P if the Bonds are rated by S&P, and authorized by law to perform all the duties imposed upon it by this Indenture. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 30 days' notice to the Issuer, the Company, the Paying Agent and the Trustee. The Remarketing Agent may be removed on 30 days' prior written notice, at the direction of the Company, by an instrument, signed by the Company and filed with the Remarketing Agent and the Trustee. If the Remarketing Agent resigns or is removed, the Remarketing Agent will pay over, assign and deliver any moneys and Bonds held by it in such capacity to its successor or, if no successor is appointed under the paragraph below, to the Trustee until such time as a successor is appointed. If the Remarketing Agent fails to remarket the Bonds or resigns or is removed pursuant to the provisions of this Indenture during any period for which the remarketing and operations fee has been prepaid, an appropriate pro-rata adjustment to the remarketing and operations fee shall be made pursuant to the provisions of the Placement and Remarketing Agreement.

         On the resignation or removal of the Remarketing Agent, the Issuer, at the direction of the Company and with the approval of the Credit Provider, shall appoint a successor Remarketing Agent, which must satisfy the qualifications set forth above. If the Issuer fails to appoint a Remarketing Agent hereunder, or if the Remarketing Agent resigns or is removed or is dissolved, or if the property or affairs of the Remarketing Agent are taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Issuer has not appointed its successor as Remarketing Agent, the Trustee, with the approval of the Credit Provider, will appoint a successor Remarketing Agent. The Issuer and the Trustee will incur no liability as a result of any appointment or failure to appoint the Remarketing Agent or a successor Remarketing Agent except for the appointment of a Remarketing Agent which does not conform to the requirements of this Section 8.23. Notwithstanding anything herein to the contrary, no resignation or removal will be effective until the successor Remarketing Agent has assumed the rights of the Remarketing Agent, if any, under the Placement and Remarketing Agreement.

         Section 8.24. SEVERAL CAPACITIES. Anything in this Indenture to the contrary notwithstanding, the same entity may serve hereunder as the Trustee, the Paying Agent, the Remarketing Agent and in any other combination of such capacities, to the extent permitted by law; provided, however, that the Trustee may not serve as the provider of any financial guaranty instrument under this Indenture.

         Section 8.25. APPOINTMENT OF CO-TRUSTEE. It is the purpose of this Indenture that there will be no violation of any law of any jurisdiction (including particularly the law of the State) denying or restricting the right of banking corporations or associations to transact business as Trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, and in particular in case of the enforcement of either upon an Event of Default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, the Trustee may appoint an additional individual or institution as a separate or Co-Trustee, in which event each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto will be exercisable by and vest a such separate or Co-Trust but only to the extent necessary to enable such separate or Co-Trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or Co-Trustee will run to and be enforceable by either of them.

         Should any conveyance or instrument in writing from the Issuer be required by the separate or Co-Trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to it such properties, right powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing will, on request, be executed, acknowledged and delivered by the Issuer. If any separate or Co-Trustee, or a successor to either, dies, becomes incapable of acting, resigns or is removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or Co-Trustee, so far as permitted by law, will vest in and be exercised by the Trustee until the appointment of a new Trustee or successor to such separate or Co-Trustee.


                              [End of Article VIII]

                                   ARTICLE IX

                       EXECUTION OF INSTRUMENTS BY OWNERS
                         AND PROOF OF OWNERSHIP OF BONDS

         Any request, direction, consent or other instrument in writing required or permitted by this indenture to be signed or executed by Owners of Bonds or on their behalf by an attorney-in-fact may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Owners in person or by an agent or attorney-in-fact appointed by an instrument in writing or as provided in the Bonds. Proof of the execution of any such instrument and of the ownership of Bonds will be sufficient for any purpose of this Indenture and will be conclusive in favor of the Trustee with regard to any action taken by it under such instrument if made in the following manner:

                  (a) The fact and date of the execution by any person of any such instrument may be proved by the certificate of any officer in any jurisdiction who, by the laws thereof, has power to take acknowledgments within such jurisdiction, to the effect that the person signing such instrument acknowledged before him the execution thereof, or by an affidavit of a witness to such execution.

                  (b) The ownership of Bonds will be proved by the registration books kept under the provisions of Section 2. 1 1.

         Nothing contained in this Article will be construed as limiting the Trustee to such proof, it being intended that the Trustee may accept any other evidence of matters herein stated which it may deem sufficient. Any request, consent of, or assignment by any Owner of Bonds will bind every future Owner of the same Bond or any Bonds or Bonds issued in lieu thereof in respect of anything done by the Trustee or the Issuer in pursuance of such request or consent.



                               [End of Article IX]

                                    ARTICLE X

                                   INVESTMENTS

         The Trustee or the Paying Agent will invest moneys held in the Construction Fund, the Rebate Fund, the Bond Fund and the Bond Purchase Fund at the written direction of the Company in Permitted Investment. Moneys in the Credit Facility Account of the Bond Fund and in the Bond Purchase Fund will be held uninvested or will be invested in Federal Securities, under clauses (a) or
(b) of the definition thereof, maturing not later than the earlier of 30 days or me date needed for payment. The Trustee and the Paying Agent will invest all moneys held hereunder pursuant to the Tax Regulatory Agreement

         As and when any amount thus invested may be needed for disbursement, the Trustee or the Paying Agent will cause a sufficient amount of such investments to be sold at the best price reasonably obtainable. All earnings from the investment of moneys held in any other fund and account hereunder will be credited to the fund and account from which moneys were obtained for such investment.





                               [End of Article X]

                                   ARTICLE XI

                                   DEFEASANCE

         If the Issuer pays or causes to be paid to the Owner of any Bond the principal of and interest due and payable, and thereafter to become due and payable on such Bond, or any portion of such Bond in any payable an integral multiple of the Authorized Denomination thereof, such Bond or portion thereof will cease to be entitle to any lien, benefit or security under this Indenture. All Bonds will be deemed paid for all purposes of this Indenture when (i) payment of the greater of the principal of and the maximum amount of interest that may become due on the Bonds to the due date of such principal and interest (whether at maturity, upon redemption, acceleration or otherwise) and the payment of the purchase price of any Bond that may be optionally tendered by the owner either (a) has been made in accordance with the terms of section 3.01 or
(b) has been provided for by depositing with the Trustee (1) moneys sufficient to make such payment, which moneys must constitute Available Moneys, (2) noncallable Federal Securities maturing as to principal and interest in such amounts and at such times as will insure the availability of deficient moneys to make such payment without regard to the reinvestment thereof, provided that (A) such Federal Securities must be purchased from Available Moneys and (B) unless the Bonds bear interest at a Term Rate, the Trustee shall have received (x) written evidence from each rating agency that provides a rating for the Bonds that as a result of such action, their rating on the Bonds will not be lowered or limited; and (y) if the applicable interest rate on the Bonds is not fixed through the redemption date, evidence that moneys or non-callable Federal Securities have been provided which will pay the principal of the Bonds to be received, plus interest thereon to the redemption date at the Maximum Rate; (3) a verification report by an independent public accounting firm verifying that the moneys and non-callable Federal Securities maturing as to principal of and interest are sufficient to make the payments of principal, premium, if any, and interest on the Bonds coming due and payable through and including the redemption date; provided that if the interest rate is not fixed through the redemption date, such verification will assume that the Bonds bear interest at the Maximum Rate for such purposes, with a copy to the Issuer if requested and
(4) an Opinion of Bond Counsel to the effect that the provision of such moneys and noncallable Federal Securities will legally defease the Bonds and not adversely affect the tax-exempt status of interest on the Bonds with a copy to the Issuer if requested; and (ii) all compensation and expenses of the Trustee, the Paying Agent, the Issuer, the Credit Provider and the Remarketing Agent (as well as the fees and expenses of their counsel) pertaining to each Bond in respect of which such payment or deposit is made have been paid or provided for to the respective satisfaction of the Trustee, the Paying Agent, the Issuer, the Credit Provider and the Remarketing Agent. When a Bond is deemed paid, it will no longer be secured by or entitled to the benefits of this Indenture, except for payment from moneys or Federal Securities under (i)(b) above and except that it may be optionally tendered if and as provided in Section 3.01(a) and it may be transferred, exchanged, registered, discharged from registration or replaced as provided in Article II.

         Notwithstanding the foregoing, no deposit under (i)(b) above made for the purpose of paying the redemption price of a Bond (as opposed to the final payment thereof upon maturity) will be deemed a Payment of a Bond as aforesaid until (i) notice of redemption of the Bond is given in accordance with Article IV or, if the Bond is not to be redeemed within the next 60 days, until the Company has given the Trustee and the Paying Agent, in form satisfactory to the Trustee, irrevocable instructions to notify, as soon as practicable, the holder of the Bond, in accordance with Article III, that the deposit required by (i)(b) above has been made with the Trustee and that the Bond is deemed to be paid under this Article and stating the redemption date upon which moneys are to be available for the payment of the principal of the Bond or (ii) the maturity of the Bond. Additionally, and while the deposit under clause (i)(b) above made for the purpose of paying the final payment of a Bond upon its maturity will be deemed a payment of such Bond as aforesaid, the Trustee will mail notice to the Owner of such Bond, as soon as practicable stating that the deposit required by
(i)(b) above has been made with the Trustee and that the Bond is deemed to be paid under this Article.

         When all Outstanding Bonds are deemed paid under the foregoing provisions of this Section and other sums due hereunder, under the Reimbursement Agreement and the Placement and Remarketing Agreement are paid, the Trustee will, upon request, acknowledge the discharge of the Issuer's obligations under this Indenture except for obligations relating to optional tender as provided in
Section 3.01(a), obligations under Article II in respect of the transfer, exchange, registration, discharge from registration and replacement of Bonds, and obligations under Section 9.06 with respect to the Trustee's compensation and indemnification, and the Trustee without further direction will surrender the Credit Facility to the Credit Provider, in accordance with the terms of the Credit Facility, and will surrender the Confirmation Letter to the Confirming Bank. Bonds delivered to the Paying Agent for payment shall be canceled by the Paying Agent pursuant to Section 2.07.

         A Company Representative shall direct the: deposit, investment and use of the moneys and securities described in this Article such that no deposit will be made and no use made of any such deposit which would cause any Bonds to be treated as "arbitrage bonds" within the meaning of Section 148 of the Code. Before accepting or using any such deposit, the Trustee may request an Opinion of Bond Counsel ,as to whether such use or acceptance would cause the Bonds to be so treated and, that all conditions hereunder have been satisfied, and may conclusively rely on such Opinion with regard thereto.

         The Trustee may request and shall be fully protected in relying upon a certificate of an independent certified public accountant to the effect that a deposit will be sufficient to defease the Bonds as provided in this Article VII.

         Upon receipt of any amount pursuant to this Article VII, the Trustee shall give written notice to the Owners thereof, which notice shall include, without limitation, the amount of such deposit and any instructions given to the Trustee pursuant thereto and to the Remarketing Agent by first-class mail, postage prepaid. If such a defeasance occurs while the Bonds bear interest at a Variable Rate, the Trustee must receive as a condition therefor written evidence from Moody's, if the Bonds are rated by Moody's, and S&P, if the Bonds are rated by S&P, in each case to the effect that such rating agency has reviewed the proposed defeasance and that the defeasance will not, of itself, result in a reduction or withdrawal of its rating of the Bonds from that which then prevails.




                               [End of Article XI]

                                   ARTICLE 301

                           SUPPLEMENTAL INDENTURES AND
                        AMENDMENTS OF THE LOAN AGREEMENT

         Section 12.01. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF OWNERS. The Trustee and Issuer may, with the written consent of the Company and the Credit Provider, but without the consent of or notice to, the Owners, enter into such indentures or agreements supplemental hereto for any one or ,more or all of the following purposes:

                  (a) To subject to this Indenture additional collateral or to add to the covenants and agreements of the Issuer contained in this Indenture other covenants and agreements to be thereafter observed by the Issuer;

                  (b) To cure any ambiguity, or to cure, correct or supplement any defect or omission or inconsistent provision contained in this Indenture, or to make any provisions with respect to matters arising under this Indenture or for any other purpose if such provisions do not adversely affect the rights of any of the Owners;

                  (c) To grant to the Trustee for the benefit of the Owners additional rights, remedies, power or authority;

                  (d) To modify, this Indenture or the Bonds to permit qualification under the Trust Indenture Act of 1939, as amended, or any similar federal statute at the time in effect, or to permit the qualification of the Bonds for sale under the securities laws of any state of the United States of America;

                  (e) To evidence the succession of a new Trustee or the appointment by the Trustee or the Issuer of a co-trustee;

                  (f) To facilitate the use of the Book-Entry System;

                  (g) To implement the delivery of an Alternate Credit Facility hereunder; or

                  (h) To implement the delivery of a Substitute Confirmation Letter hereunder.

         Section 12.02. SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF OWNERS. Exclusive of supplemental indentures covered by Section 12.01, the written consent of the Company, the Credit Provider and the consent of the Owners of not less than a majority in aggregate principal amount of the Bonds then Outstanding shall be required for the execution by the Issuer and the Trustee of any indenture or indentures supplemental hereto; provided, however, that without the consent of the Owners of all the Bonds at the time Outstanding nothing herein contained shall permit, or be construed as permitting:

                  (a) A change in the terms of redemption or maturity of the principal amount of or the interest on any outstanding Bond, a change in the Purchase Price or the terms of a purchase under Article III, or a reduction in the principal amount of or premium payable upon any redemption of any outstanding Bond or the rate of interest thereon:

                  (b) The deprivation of the Owner of any Bond then Outstanding of the lien created by this Indenture (other than as originally permitted hereby);

                  (c) it privilege or priority of any Band or Bonds over any other Bond or Bonds; or

                  (d) A reduction in the aggregate principal amount of the Bonds required for consent to such supplemental indenture.

         If at any time the Company or the Issuer shall request the Trustee to enter into such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be mailed by Mail to the Owners of the Bonds then Outstanding at the address shown on the registration books maintained by the Trustee. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the principal corporate trust office of the Trustee for inspection by all Owners. If, within 60 days or such longer period as shall be prescribed by the Company following the giving of such notice, the Owners of not less than a majority in aggregate principal amount of the Bonds then Outstanding at the time of the execution of any such supplemental indenture shall have consented to and approved the execution thereof as herein provided, no Owner shall have any right to object to any of the terms and provisions contained therein, or in the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof.

         Section 12.03. EXECUTION OF SUPPLEMENTAL INDENTURE. The Trustee is authorized to join with the Issuer in the execution of any such supplemental indenture and to make further agreements and stipulations which may be contained therein, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects its rights, duties or immunities under this Indenture. Any supplemental indenture executed in accordance with the provisions of this Article shall thereafter form a part of this Indenture; and all the terms and conditions contained in any such supplemental indenture as to any provision authorized to be contained therein shall be deemed to be part of this Indenture for any and all purposes. In case of the execution and delivery of any supplemental indenture, express reference may be made thereto in the text of the Bonds issued thereafter, if any, if deemed necessary or desirable by the Trustee.

         Section 12.04. AMENDMENTS OF THE LOAN AGREEMENT NOT REQUIRING CONSENT OF OWNERS. The Issuer and the Trustee may, with the written consent of the Company and the Credit Provider, but without the consent of or notice to the Owners, consent to any amendment, change or modification of the Loan Agreement as may be required (a) by the provisions of the Loan Agreement or this Indenture; (b) for the purpose of curing any ambiguity or formal defect or omission in the Loan Agreement; or (c) in connection with any other change therein which, in the judgment of the Trustee, is not to the prejudice of the Owners.

         Section 12.05. AMENDMENTS OF THE LOAN AGREEMENT REQUIRING CONSENT OF OWNERS. Except for the amendments, changes or modifications permitted by Section 12.04, the Trustee shall not consent to any other amendment, change or modification of the Loan Agreement without the giving of notice and the written approval or consent of the Credit Provider and the Owners of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding given and procured as provided in Section 12.02. If at any time the Company and the Issuer shall request the consent of the Trustee to any such proposed amendment, change or modification of the Loan Agreement, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, change or modification to be given in the same manner as provided in Section 12.02. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the principal corporate trust office of the Trustee for inspection by all Owners.

         Section 12.06. MODIFICATIONS OF CREDIT FACILITY. No Credit Facility may be modified without the written consent of 100% of the Owners, except to (a) correct any formal defects therein, (b) effect transfers thereof, (c) effect extensions thereof, (d) effect reductions and reinstatements thereof in accordance with the terms of the Credit Facility, (e) increase the stated amount thereof, or (f) effect any change which does not have a material adverse effect upon the interests of the Owners. Pursuant to this indenture, however, the Company has the right to obtain an Alternate Credit Facility, subject to the requirements set forth therein without the consent of the Owners.

         Section 12.07. NOTICE TO OWNERS. The Trustee will cause notice of the execution of a supplemental indenture or of the execution of an amendment or supplement to the Loan Agreement to be mailed promptly by Mail to each Owner at the Owner's registered address. The notice shall state briefly the nature of the supplemental indenture or the amendment or supplement to the Loan Agreement and that copied thereof are on file with the Trustee for inspection by all Owners.



                              [End of Article XII]

                                  ARTICLE XIII

                                  MISCELLANEOUS

         Section 13.01. COVENANTS OF ISSUER. The Issuer agrees that wherever in the Loan Agreement it is stated that the Issuer will notify the Trustee, or whenever the Loan Agreement gives the Trustee some right or privilege, that such part of the Loan Agreement shall be as if it were set forth in full in this indenture. The Issuer agrees that the Trustee as assignee of the Issuer under the Loan Agreement may enforce, in its name or in the name of the Issuer, all rights of the Issuer and all obligations of the Company under the Loan Agreement, for and on behalf of the owners, whether or not the Issuer is in Default under this Indenture.

         Section 13.02. PARTIES INTERESTED HEREIN. Nothing in this Indenture expressed or implied is intended or shall be construed to confer on, or to give to any person other than the Company, the Issuer, the Trustee, the Credit Provider and the Owners, any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation hereof, and all the covenants, stipulations, promises and agreements in this Indenture contained by and on behalf of the Issuer or the Trustee shall be for the sole and exclusive benefit of the Company, the Issuer, the Trustee, the Credit Provider and the Owners.

         Section 13.03. TITLES, HEADINGS, CAPTIONS, ETC. The titles, captions and headings of the article, seconds and subdivisions of this Indenture have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 13.04. NO PERSONAL LIABILITY OF ISSUER OF OFFICIALS. No covenant or agreement contained in the Bonds or in this Indenture shall be deemed to be the covenant or agreement of any member, trustee, official, officer, agent or employee of the Issuer, the County or the State in his or her individual capacity, and neither the members, trustees, officers, agents or employees of the Issuer, the County or the State nor any official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof.

         Section 13.05. BONDS OWNED BY ISSUER OR COMPANY. In determining whether Owners of the requisite aggregate principal amount of the Bonds have concurred in any direction, consent or waiver under this Indenture, Bonds which are owned by the Issuer or the Company or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company (unless the Issuer, the Company or such person own all Bonds which are then Outstanding, determined without regard to this Section 13.05) shall be disregarded and deemed not to be Outstanding for the purpose of any such determination except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Bonds which the Trustee knows are so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer or the Company or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or the Company. For purposes of this Section 13.05, Bonds purchased with a drawing under the Credit Facility or the Confirmation Letter, if applicable, and registered in the name of the Credit Provider or otherwise at the direction of the Credit Provider, shall be regarded as Outstanding. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         Section 13.06. SEVERABILITY. If any provision of this Indenture shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         Section 13.07. GOVERNING LAW. This Indenture is governed and construed in accordance with the laws of the State.

         Section 13.08. EXECUTION IN COUNTERPARTS. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         Section 13.09. NOTICES. All notices, certificates or other communications shall be sufficiently given and shall be deemed given when delivered or mailed by certified or registered mail, postage prepaid, as follows: if to the Company, to SteriGenics International, 4020 Clipper Court, Fremont, California 94538, Attention: President; if to the Issuer, to the Village of Gurnee, Illinois, 325 North O'Plaine, Gurnee, Illinois 60031
Attention: Village President; if to the Credit Provider, Comerica Bank-California, 333 W. Santa Clara Street, San Jose, California 95113,
Attention: Michael Archer; if to Comerica Bank, 500 Woodward Avenue, Detroit, Michigan 48226, Attention: Standby Letter of Credit Department; if to the Trustee, to Bank One, Columbus, N.A., in care of Bank One Trust Company, N.A., 100 East Broad street, Columbus, Ohio 43271-0181, Attention: Corporate Trust Department; if to the Remarketing Agent, to) Wheat, First Securities, Inc., 901 East Byrd Street, Richmond, Virginia 23219, Attention: Money Market Trading; if to the Paying Agent, to Bank One, Columbus, N.A., in care of Bank One Trust Company, N.A., 100 East Broadway Street, Columbus, Ohio 43271-0181, Attention:
Corporate Trust Department; if to S&P, Standard & Poor's, a Division of The McGraw Hill Companies, Inc., 25 Roadway, New York, New York 10004. Any party listed in this Section may, by written notice, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

         Section 13.10. PAYMENTS DUE ON HOLIDAYS. If the date for making any payment or the last day for performance of any act or the exercising of any right, as provided in this Indenture, is not a Business Day, such payment may be made or act performed or right exercised on the next succeeding day which is a Business Day with the same force and effect as if done on the nominal date provided in this Indenture.

         Section 13.11. ISSUER, COMPANY AND TRUSTEE REPRESENTATIVES. Whenever under the provisions hereof the approval of the Issuer, the Company or the Trustee is required, or the Company, the Issuer or the Trustee is required to take some action at the request of the other, unless otherwise provided, such approval or such request shall be given for the Issuer by an Issuer Representative, for the Company by the Company's Representative, and for the Trustee by the Trustee Representative, and the Issuer, the Company and the Trustee are authorized to act on any such approval or request.



                [SIGNATURE PAGE CONTINUES ON THE FOLLOWING PAGE)

         IN WITNESS THEREOF, the Issuer and the Trustee have caused this Indenture to be executed in their respective names and their respective seals to be hereto affixed and attested by their duly authorized officials or officers, all as of the date first above written.



                                             VILLAGE OF GURNEE, ILLINOIS
[SEALS]

                                             ATTEST:  By: /s/
                                                          ----------------------

                                                 Vice President


By: /s/
    --------------------------------
    Village Clerk




                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                  [COUNTERPART SIGNATURE PAGE TO THE INDENTURE]

                                                      BANK ONE, COLUMBUS, N.A.,
                                                      as Trustee

[SEAL]


                                                      By:/s/
                                                         -----------------------
Attest:                                               Authorized Officer


By: /s/
    ------------------------
    Authorized Officer

                                    EXHIBIT A

                                  FORM OF BOND


     REGISTERED                                             REGISTERED

      No. R-1                                               $7,750,000


                            UNITED STATES OF AMERICA
                                STATE OF ILLINOIS

                           VILLAGE OF GURNEE, ILLINOIS
                      INDUSTRIAL DEVELOPMENT REVENUE BONDS
                      (STERIGENICS INTERNATIONAL PROJECT),
                                   SERIES 1996

INTEREST RATE                       MATURITY DATE                      ORIGINAL ISSUE DATE                         CUSIP
------------                        -------------                      -------------------                         -----
VARIABLE RATE                       MAY 1, 2016                        APRIL 19, 1996                              40330J AE5

REGISTERED OWNER:                   CEDE & CO.

PRINCIPAL AMOUNT:                   SEVEN MILLION SEVEN HUNDRED FIFTY THOUSAND
                                    DOLLARS ($7,750,000)


         THE VILLAGE OF GURNEE, ILLINOIS (the "Issuer"), a municipal corporation and a body corporate and politic of the State of Illinois (the "State"), for value received, hereby promises to pay, solely from the source and as hereinafter provided, to the registered owner, or registered assigns or legal representative, upon presentation and surrender hereof at the principal corporate trust office of Bank One, Columbus, N.A., Columbus, Ohio, or its successor in trust, as paying agent (the "Paying Agent"), or by wire transfer, as provided in the Indenture (as hereinafter defined), the principal amount set forth above on the Maturity Date set forth above, subject to the prior mandatory or optional redemption of this Bond as hereinafter provided, and to pay solely from such source interest hereon at the Interest Rate (as hereinafter defined), payable in arrears on the Interest Payment Date (as hereinafter defined), until payment in full; except that if, as shown by the records of the Paying Agent, interest on the Bonds is in default, Bonds issued in exchange for or upon registration of transfer of Bonds will be dated as of the date to which interest on the Bonds has been paid in full. If no interest has been paid on the Bonds, Bonds issued in exchange for or upon the registration or transfer of Bonds will be dated the date of initial authentication and delivery thereof.

         Principal of and premium, if any, and interest on or the purchase price of the Bonds will be payable in lawful currency of the United States of America. Payment of the principal of and premium, if any, on this Bond will be made on the presentation and surrender of this Bond as the same becomes due and payable. Except as provided in the Indenture, payment of the interest on this Bond will be made by the paying Agent on each Interest Payment Date to the person appearing as the registered owner hereof as of the close of business on the Record Date preceding the Interest Payment Date, by check mailed to such owner at his address as it appears on the registration books maintained by the Registrar (as hereinafter defined), or at such other address as is furnished in writing by such owner to the Registrar; provided, however, that (i) payment of interest on this Bond may (except as otherwise provided for Credit Provider Bonds), at the option of such owner of this Bond in an aggregate principal amount of at least $1,000,000, be transmitted by wire transfer to such owner, on written request therefor delivered to the Paying Agent, to the bank account number on file with the Registrar as of the relevant Record Date and (ii) all payments of principal or redemption price of and interest on Credit Provider Bonds will be by wire transfer in immediately available funds; provided further, however, that if this Bond is registered in the name of a securities depository or its nominee as registered owner, payment will be made by wire transfer pursuant to the wire instruction received by the Paying Agent from such registered owner. If any payment hereon is due on a day which is not a Business Day, payment shall be made on the next succeeding Business Day with the same force and effect as if made on the day such payment was due and, in the case of such payment, no interest shall accrue for the intervening period if the Bonds bear interest at a Term Rate.

         This Bond is one of an issue of $7,750,000 in aggregate principal amount of the Village of Gurnee, Illinois Industrial Development Revenue Bonds (SteriGenics International Project), Series 1996 (the "Bonds"), of like date and tenor, except as to number and principal amount, authorized and issued pursuant to The Industrial Project Revenue Bond Act, 65 ILCS 5/11-74-1, et. seq., as supplemented and amended (the "Act"), to finance a portion of the costs of (i) the acquisition of an approximately 11 acre site at 1003 Lakeside Drive, Gurnee, Lake County, Illinois, (ii) the acquisition, construction and equipping of an approximately 78,000 square foot contract radiation sterilization processing facility thereon and (iii) the acquisition and installation of machinery, equipment and other personal property to be used in connection therewith, to be used primarily for the sterilization of health care, laboratory, pharmaceutical and packaging products (collectively, the "Project"). The proceeds received by the Issuer from the sale of the Bonds will be loaned to SteriGenics International, a California corporation (the "Company"), pursuant to a Loan Agreement dated as of April 1, 1996 (the "Loan Agreement"), between the Issuer and the Company. The Loan Agreement provides for the Company to make payments sufficient to pay the principal of, premium, if any, and interest on and purchase price of the Bonds as the same become due and payable and to pay certain administrative expenses in connection with the Bonds.

         The Bonds are issued under and are equally and ratably secured by an Indenture of Trust, dated as of April 1, 1996 (the "Indenture"), between the Issuer and Bank One, Columbus, N.A., as trustee (the "Trustee"), which assigns to the Trustee, as security for the Bonds, the Issuer's rights under the Loan Agreement (except for certain unassigned rights, including the right of the Issuer to indemnification and payment of costs and expenses and notices and consents) and the Company's promissory note in the aggregate principal amount of $7,750,000, dated the date of issuance of the Bonds (the "Note"), issued and delivered pursuant to the Loan Agreement and evidencing the Company's obligation to repay the loan of the proceeds of the Bonds. Pursuant to the Loan Agreement, the Company has caused Comerica Bank California (the "Credit Provider") to issue its irrevocable, direct-pay letter of credit dated the date of the issuance of the Bonds (the "Credit Facility") in favor of the Trustee, in an amount sufficient to pay the outstanding principal amount of and unpaid interest on or purchase price of the Bonds, but not to exceed $7,880,000, pursuant to a Reimbursement Agreement dated as of April 1, 1996 (the "Reimbursement Agreement"), between the Credit Provider and the Company, which Credit Facility has been issued in favor of the Trustee and which initially expires (subject to extension as provided in the Reimbursement Agreement and the Indenture) on May 15, 2001. The initial Credit Facility will be confirmed by Comerica Bank which will undertake to honor drawings under the Credit Facility conforming with the terms thereof to the extent that such drawings are not honored by the Credit Provider in accordance with the terms and conditions of the Credit Facility pursuant to a confirmation letter dated the date of issuance of the Bonds the "Confirmation Letter") and which initially expires (subject to extension as provided therein) on May 15,2001.

         The Indenture provides that for so long as Bonds remain Outstanding and bear interest at a Variable Rate or Term Rate (other than a Term Rate extending to the final stated maturity of the Bonds), a Credit Facility and Confirmation Letter, if applicable, will at all times be in effect with respect to such Bonds facility and a and any such Credit Facility and Confirmation Letter, if applicable, will be in such form and contain such terms and conditions as more fully described in the Indenture. Alternate credit facilities may be delivered in accordance with the Indenture, but there is no requirement in the Indenture that such alternate credit facilities be confirmed. The Trustee will draw on the Credit Facility and the Confirmation Letter, if applicable, from time to time to pay the principal of, interest on and purchase price of the Bonds. Reference is hereby made to the Indenture, the Loan Agreement, the Credit Facility, the Confirmation Letter and the Reimbursement Agreement and to all amendments thereof and supplements thereto for a description of the provisions, among others, with respect to the nature and extent of the security, the default provisions, the rights, duties and obligations of the Issuer, the Company, the Trustee or the rights of the owners of the Bonds and the terms upon which the Bonds are issued and secured. Unless the context indicates otherwise, all capitalized, undefined terms used in this Bond shall have the meanings ascribed to them in the Indenture.

         IN CERTAIN CIRCUMSTANCES THIS BOND MAY BE DEEMED TO HAVE BEEN TENDERED AND PURCHASED OR PAID PRIOR TO THE MATURITY DATE HEREOF, AS DESCRIBED HEREIN.

         This Bond shall not be entitled to any right or benefit under the Indenture, or be valid or become obligatory for any purpose, until this Bond shall have been authenticated by the Trustee or a duly authorized authenticating agent, by execution of the certificate of authentication inscribed hereon.

         THIS BOND IS A LIMITED OBLIGATION OF THE ISSUER PAYABLE SOLELY FROM THE REVENUES AND RECEIPTS DERIVED FROM THE LOAN AGREEMENT, WHICH REVENUES AND RECEIPTS HAVE BEEN PLEDGED AND ASSIGNED TO THE TRUSTEE FOR THE BENEFIT OF THE OWNERS TO SECURE PAYMENT OF THIS BOND. THIS BOND AND THE ISSUE OF WHICH IT IS A PART AND THE PREMIUM, IF ANY, AND INTEREST THEREON ARE LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM THE REVENUES AND RECEIPTS DERIVED FROM THE LOAN AGREEMENT, INCLUDING PAYMENTS RECEIVED UNDER THE NOTE, WHICH REVENUES AND RECEIPTS HAVE BEEN PLEDGED AND ASSIGNED TO THE TRUSTEE TO SECURE PAYMENT OF THE BONDS. THE BONDS, THE PREMIUM, IF ANY, AND THE INTEREST THEREON SHALL NOT BE DEEMED TO CONSTITUTE A DEBT OR A PLEDGE OF THE FAITH AND CREDIT OF THE STATE OF ILLINOIS OR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER. NEITHER THE STATE OF ILLINOIS NOR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER, SHALL BE OBLIGATED TO PAY THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS OR OTHER COSTS INCIDENT THERETO EXCEPT FROM THE REVENUES AND RECEIPTS PLEDGED THEREFOR, AND NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF ILLINOIS OR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER, IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS OR OTHER COSTS INCIDENT THERETO.

         The Bonds are issuable as fully registered Bonds in denominations of
(i) with respect to any Bond bearing interest at a Variable Rate, $100,000 or any integral multiple of $5,000 in excess thereof, (ii) with respect to any Bond bearing interest at a Term Rate during a Term Rate Period that does not extend to the final stated maturity of the Bonds, $100,000 or any integral multiple of $5,000 in excess thereof, and (iii) with respect to any Bond bearing interest at a Term Rate during a Term Rate Period that extends to the final stated maturity of the Bonds, $5,000 or any integral multiple thereof (the "Authorized Denominations"). This Bond, upon surrender hereof at the principal office of the Paying Agent with a written instrument of transfer satisfactory to the Paying Agent executed by the holder hereof or his attorney duly authorized in writing, may, at the option of the holder hereof, be exchanged for an equal aggregate principle amount of Bonds of the same aggregate principal amount and tenor as the Bonds being exchanged and of any Authorized Denomination. This Bond is transferable as provided in the Indenture, subject to certain limitations therein contained, only upon the register of the Paying Agent, as registrar (the "Registrar"), and only upon surrender of this Bond for transfer to the Paying Agent accompanied by a written instrument of transfer (in substantially the form of the assignment attached hereto) duly executed by the holder hereof or his duly authorized attorney. Thereupon, one or more new Bonds of any Authorized Denomination or Denominations and in the same aggregate principal amount and tenor as the Bond surrendered will be issued to the designated transferee or transferees.

         The Bonds will initially be issued by means of a book-entry system with no physical distribution of Bonds made to the public, unless the book-entry system is discontinued as described below. One certificate for each maturity will be issued to The Depository Trust Company, New York, New York ("DTC"), and immobilized in its custody. A book-entry system will be employed, evidencing ownership of the Bonds in Authorized Denominations, with transfers of beneficial ownership effected on the records of DTC and its participants (the "DTC Participants") and its indirect participants (the "Indirect Participants") pursuant to rules and procedures established by DTC. References in the remainder of this paragraph and in the next five succeeding paragraphs to a Bond or the Bonds shall be construed to mean the Bond or Bonds held under the book-entry system. In such event, one Bond for each maturity will be issued to DTC, and immobilized in its custody. A book-entry system will be employed, evidencing ownership of the Bonds in Authorized Denominations, with transfers of beneficial ownership effected on the records of DTC and the DTC Participants pursuant to rules and procedures established by DTC.

         Payments of principal, premium, if any, and interest with respect to the Bonds, so long as DTC is the only registered owner of the Bonds, will be paid by the Paying Agent directly to DTC or its nominee, Cede & Co as provided in the Letter of Representations dated April 19, 1996 from the Issuer, the Remarketing Agent and the Trustee to DTC (the "Letter of Representations"). Transfer of principal, interest and any premium payments or notices to DTC Participants and DTC Indirect Participants will be the responsibility of DTC, and transfer of principal, interest and any premium payment or notice to beneficial owners of the Bonds (the "Beneficial Owners") will be the responsibility of DTC Participants and DTC Indirect Participants. No other party will be responsible or liable for such transfers of payments or notices or for maintaining, supervising or reviewing such records maintained by DTC, DTC Participants or DTC Indirect Participants. Payments will be made by wire transfer in immediately available funds to the account of Cede & Co. as specified in the register maintained by the Registrar or by such other method of payment as the Paying Agent may determine to be necessary or advisable with the concurrence of DTC.

         In the event that (a) DTC determines not to continue to act as securities depository for the Bonds or (b) the Trustee or the Company determines that the continuation of the book-entry system of evidence and transfer of ownership of the Bonds would adversely affect their interests or the interests of the Beneficial Owners of the Bonds, the Company may cause the Issuer to discontinue the book-entry system with DTC. If the Company fails to identify another qualified securities depository to replace DTC, the Issuer will cause the Trustee, at the expense of the Company, to authenticate and deliver replacement Bonds in the form of fully registered Bonds to each Beneficial Owner. DTC may be removed at any time at the election of the Remarketing Agent, with the consent of the Trustee and notice to the Company and the Issuer, and a new securities depository may then be appointed by the Issuer, subject to the approval of the Trustee and the Remarketing Agent.

         Unless this Bond is presented by an authorized representative of DTC to the Trustee or its agent for registration of transfer, exchange or payment and this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer pledge, or other use of this Bond for value or otherwise by or to any person is wrongful inasmuch the registered owner thereof, Cede & Co., has an interest in this Bond.

         The ISSUER, THE COMPANY, THE REMARKETING AGENT, THE PAYING AGENT, THE REGISTRAR AND THE TRUSTEE SHALL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC PARTICIPANT OR ANY BENEFICIAL OWNER WITH RESPECT TO: (I) THE BONDS; (II) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY DTC PARTICIPANT; (III) THE PAYMENT BY DTC OR ANY DTC PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE BONDS; (IV) THE DELIVERY OR TIMELINESS OF DELIVERY BY DTC OR ANY DTC PARTICIPANT OF ANY NOTICE DUE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN To BENEFICIAL OWNERS; (V) THE SELECTION OF BENEFICIAL OWNERS TO RECEIVE PAYMENTS IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR (VI) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC , OR ITS NOMINEE, CEDE & CO., AS OWNER.

         So LONG AS A BOOK-ENTRY SYSTEM OF EVIDENCE OF TRANSFER OF OWNERSHIP OF ALL THE BONDS IS MAINTAINED IN ACCORDANCE WITH THE INDENTURE, THE PROVISIONS OF THE INDENTURE RELATING TO THE DELIVERY OF PHYSICAL BOND CERTIFICATES WILL BE DEEMED TO GIVE FULL EFFECT TO SUCH BOOK-ENTRY SYSTEM.

         In the event that a book-entry system of evidence and transfer of ownership of the Bonds is discontinued pursuant to the provisions of the Indenture, the Bonds shall be delivered solely as fully registered bonds without coupons in the Authorized Denominations, shall be lettered "R" and numbered separately from "1" upward, and shall be payable, executed, authenticated, registered, exchanged and canceled pursuant to the provisions hereof and of the Indenture.

         Books for the registration of Bonds will be kept by the Paying Agent which is appointed the Registrar under the Indenture. On surrender for registration of transfer of a Bond at the principal corporate trust office of the Paying Agent, duly endorsed for transfer or accompanied by an assignment duly executed by the Owner or its attorney duly authorized in writing in such form as is satisfactory to the Paying Agent, the Trustee will authenticate and deliver in the name of the transferee or transferees a new fully registered Bond or Bonds.

         All Bonds will be exchangeable on the presentation and surrender thereof at the principal corporate trust office of the Trustee for a Bond or Bonds in other Authorized Denominations.

         As to any Bond, the person in whose name the same is registered will be deemed and regarded as the absolute owner thereof for all purposes, and payment of either principal or interest on such Bond will be made only to or on the written order of the Owner thereof or its legal representative, but such registration may be changed as hereinabove provided. All such payments will be valid and effectual to satisfy and discharge such Bond to the extent of the sum or sums paid.

         The Issuer and the Paying Agent will not be requited to issue, exchange or register the transfer of any Bond or any portion thereof (A) for a period of 15 days prior to the date on which Bonds are selected for redemption, or (B) after such Bond or portion thereof is called for redemption, unless the transferee of such Bond or portion thereof delivers to the Trustee and to the Paying Agent a written acknowledgment of such call for redemption and agrees in writing to be bound by such call for redemption. In addition, the Issuer and Paying Agent will not be required to issue, exchange or register the transfer of any Bond or any portion thereof prior to the purchase of any Bond or any portion thereof being purchased pursuant to an optional tender with respect to which a notice of tender has been received by the Trustee or prior to a mandatory tender of Bonds after a notice of mandatory tender notice has been mailed; unless, in each such case, the transferee of such Bond or portion thereof delivers to the Trustee and to the Paying Agent a written acknowledgment of such optional tender notice or mandatory tender notice and agrees in writing to be bound by such optional tender notice or mandatory tender notice, and, if notice of election to retain any Bonds to be tendered has been received by the Trustee with respect to such Bond or portion thereof, the transferee delivers to the Trustee a written acknowledgment of such notice to retain and agrees in writing to be bound by such notice.

1.       INTEREST RATES

         (a) CERTAIN DEFINITIONS

                  "INTEREST PAYMENT DATE" means (i) for all Variable Rate Bonds, the first Wednesday (or if not a Business Day, the next succeeding Business Day) of each calendar month; (ii) for Term Rate Bonds with a Term Rate Period of six months or fewer, the calendar day after the last day of each Term Rate Period; (iii) for Term Rate Bonds with a Term Rate Period of greater than six months, the first calendar day of the month that is the sixth month after the month in which such Term Rate Period begins and each sixth month anniversary of such first calendar day described above and the calendar day after the last day of the Term Rate Period; (iv) for any Term Rate Period that extends to the maturity of the Bonds, May 1 and November 1 of each year and (v) for all Bonds, any mandatory purchase date pursuant to Sections 3.01(b) or
         (c) of the Indenture.

                  "INTEREST PERIOD" means (i) initially, that period beginning on the date of issuance of the Bonds through and including April 23, 1996, and (ii) thereafter, (A) with respect to each Variable Rate Bond, the Variable Rate Period applicable thereto or (B) with respect to each Term Rate Bond, that period beginning on an Interest Payment Date or a Conversion Date through and including the date preceding the next Interest Payment Date.

                  "INTEREST RATE" means either the Variable Rate or the Term Rate as in effect from time to time in accordance with the Indenture.

                  "RECORD DATE" means, (i) while the Bonds bear interest at a Variable Rate, the Business Day preceding each Interest Payment Date applicable to such Bond and (ii) while the Bonds bear interest at a Term Rate, the 15th calendar day (whether or not a Business Day) of the month immediately preceding such Interest Payment Date.

                  "TERM RATE" means the interest rate for any Term Rate Period established by the Remarketing Agent on the first day of such Term Rate Period which is the minimum rate of interest necessary, in the best professional judgment of the Remarketing Agent taking into account prevailing market conditions, to enable the Remarketing Agent to remarket all of the Term Rate Bonds in the secondary market on the date such rate is set at a price equal to 100% of the principal amount thereof, plus accrued interest, if any.

                  "TERM RATE PERIOD" means any period during which the Bonds bear interest at the Term Rate.

                  "VARIABLE RATE" means the interest rate for any Variable Rate Period established by the Remarketing Agent on the first day of such Variable Rate Period which is the minimum interest rate necessary, in the best professional judgment of the Remarketing Agent, taking into account prevailing market conditions, to enable the Remarketing Agent to remarket all of the Variable Rate Bonds in the secondary market on the date such rate is set at a price equal to 100% of the principal amount thereof, plus accrued interest, if any.

                  "VARIABLE RATE PERIOD" means any period during which the Bonds bear interest at the Variable Rate.

(b) GENERAL PROVISIONS.

         The Bonds will bear interest at the Variable Rate from the Original Issue Date set forth above until the date, if any, upon which the interest rate is converted to a Term Rate as described in the Indenture. The initial Variable Rate will be determined by the Placement Agent on the Original Issue Date. After the initial determination of the Variable Rate, the applicable Interest Rate shall be determined by the Remarketing Agent at the time and in the manner specified in the Indenture. The Remarketing Agent's determination of the Interest Rate shall be conclusive and binding on the Owners, the Remarketing Agent, the Trustee, the Paying Agent, the Credit Provider, the Company, and the Issuer. The Remarketing Agent shall notify the Company, the Trustee and the Paying Agent (and upon request, any holder) of each change in the Interest Rate; provided failure to deliver any such notice shall not affect the change in the Interest Rate.

         The Indenture provides that the Company may change the interest rate mode for the Bonds, subject to the terms and conditions set forth in the Indenture.

         Interest for each Interest Period will be paid on the next succeeding Interest Payment Date, and (i) while the Bonds pay interest at a Variable Rate, will be computed on the basis of a year of 365 or 366 day as appropriate, for the actual number of days elapsed, and (ii) while the Bonds pay interest at the Term Rate, computed on the basis of a year of 360 days and twelve 30-day months, provided that while any Bonds pay interest at the Credit Provider Rate, interest on such Bonds will be payable on the dates and will be calculated on the basis provided in the Reimbursement Agreement. In no event will interest attributable to any Bond accrue at a rate greater than the Maximum Rate. The Trustee will calculate the amount of interest to be paid on each Interest Payment Date, and will confirm the amount in writing with the Paying Agent.

         The interest rate on the Bonds is subject to conversion from one interest rate mode to another or from a Term Rate to one or more successive Term Rates, in whole and not in part, at the option of the Company, by mailing a notice thereof to the Trustee, the Credit Provider, the Paying Agent and the Remarketing Agent at least 30 days before the proposed Conversion Date, accompanied by a preliminary opinion of Bond Counsel stating that such Conversion is authorized and in accordance with the Indenture and will not adversely affect the exclusion of the interest on any of the Bonds from the gross income of the recipient thereof for federal and state income tax purposes. A Conversion may occur only (i) when the Conversion Date is a date on which the Bonds are subject to optional redemption, (ii) if the Conversion Date would otherwise be an Interest Payment Date or if not, then it is a Business Day and
(iii) if the Credit Facility, if any, is in the applicable Coverage Amount.

         Notwithstanding the foregoing provisions of this Section 1, (i) if any payment of the principal of or premium, if any, or interest on, or the purchase price of, any Bond shall not be made when due, the Bonds shall continue to bear interest at the last interest rate borne by the Bonds prior to the due date for such payment until such payment is made or provided for in accordance with this Indenture, and (ii) if the Remarketing Agent does not determine the applicable Variable Rate or Term Rate in accordance with the Indenture, or a court of competent jurisdiction holds that a rate determined by the Remarketing Agent is invalid or unenforceable, the Bonds shall bear interest as follows: (A) the Variable Rate for such Variable Rate Period shall be equal to 65 % of the per annual bond equivalent yield applicable to 13-week United States Treasury securities, and (B) the Term Rate for such Term Rate Period shall be equal to 75 % of the per annum bond equivalent yield applicable to United States Treasury securities having the same number of months to maturity as the number of months in the applicable Term Rate Period (determined by linear interpolation between the yields for instruments having the next shorter and next longer number of months to maturity if no yield is announced for United States Treasury securities having the number of months to maturity prescribed herein), in each case as published by the Federal Reserve Bank of New York on the most recent date prior to the applicable effective date; provided that in no event shall any of the Bonds (whether Variable Rate Bonds, Term Rate Bonds or Credit Provider Bonds) bear interest in excess of the Maximum Rate. The Trustee shall not incur any liability for any efforts in the computation of the rates required to be determined in accordance with this
Section I.

2.  PURCHASE AND REMARKETING OF BONDS

         (a) Optional Demand Purchase for Variable Rate Bonds.

                  Any Variable Rate Bond (but solely from the Pledged Revenues and proceeds of the remarketing of such Bond by the Remarketing Agent and amounts realized from a drawing under the Credit Facility or the Confirmation Letter), other than a Credit Provider Bond (or a portion thereof in a denomination of $5,000 or integral multiple thereof provided such tender does not result in a Bond in a denomination of less than $100,000) will be purchased, on the demand of the Owner thereof, on any Business Day designated by the Owner thereof (a "Purchase Date") which is not less than seven days after the date notice of such demand is delivered telephonically to the Remarketing Agent. Any such purchase will be at the Purchase Price. To effect such purchase, telephonic notice of such optional tender demand and purchase must be delivered to the Remarketing Agent and such notice will (A) state the number and principal amount (or portion thereof in an Authorized Denomination) of such Variable Rate Bond to be purchased,
         (B) state the Purchase Date on which such Variable Rate Bond will be purchased, and (C) irrevocably request such purchase.

                  The Remarketing Agent will promptly provide the Paying Agent and the Trustee with telephonic notice of the receipt of the notice referred to in the preceding paragraphs, confirmed promptly in writing or by facsimile.

                  Any Variable Rate Bond with regard to which demand is made as set forth above will be deemed to have been tendered for purchase on any Purchase Date with respect thereto. Delivery of such Variable Rate Bond (with an appropriate transfer of registration executed in blank in form satisfactory to the Trustee) at the designated office of Trustee at or prior to 10:00 a.m. (New York City time) on the Purchase Date will be required for payment in same-day funds of the Purchase Price due on such Purchase Date. No Owner will be entitled to payment of the Purchase Price due on such Purchase Date except on surrender of such Variable Rate Bonds as set forth in the Indenture.

                  Notwithstanding anything to the contrary contained in the Indenture, no optional tender of Bonds made pursuant to this part may result in a Bond in a denomination of less than $100,000.

                  If the Bonds are held in a Book Entry System, a purchase notice described above may be delivered by a Beneficial Owner. Such purchase notice must be delivered as set forth above and must state that such Beneficial Owner will cause its beneficial interest (or portion thereof in Authorized Denominations) to be tendered, the amount of such beneficial interest to be tendered, the optional tender date on which such beneficial interest will be tendered and the identity of the Participant through which the Beneficial Owner maintains its beneficial interest. Upon delivery of such notice, the Beneficial Owner must make arrangements to have its beneficial ownership interest in the Bonds being tendered transferred to the Trustee at or prior to 10:00 a.m., New York City time on the applicable optional tender date, but need not otherwise comply with the other provisions described above.

(b)      MANDATORY PURCHASE ON CONVERSION DATE.

         On any Conversion Date with respect to any Bonds (but solely from the Pledged Revenues and proceeds of the remarketing of such Bond by the Remarketing Agent and amounts realized from a drawing under the Credit Facility or the Confirmation Letter), other than a Credit Provider Bond (or portion thereof in a denomination of $5,000 or integral multiple thereof provided such tender does not result in a Bond in a denomination of less than $ 1 00, 000), (or in each case the next Business Day, if not a Business Day) (a "Purchase Date"), such Bonds must be tendered and delivered to the Trustee for purchase (with all necessary endorsements) at the Purchase Price.

         All Bonds will be deemed to have been tendered for purchase on any Purchase Date with respect thereto. Delivery of such Bonds (with an appropriate transfer of registration executed in blank in form satisfactory to the Trustee) at the designated office of the Trustee at or prior to 10:00 a.m., New York City Time, on the Purchase Date will be required for payment in same-day funds of the Purchase Price due on such Purchase Date. No Owner will be entitled to payment of the Purchase Price due on such Purchase Date except upon surrender of such Bonds as set forth in the Indenture.

         Except as set forth in the following paragraph, the Owner of any Bond may elect to retain such Bond or any portion thereof on a Conversion Date (if such Bond or such portion thereof is in a denomination which will be an Authorized Denomination after the applicable Conversion Date) by delivering a notice of such Owner's election to retain such Bonds (a "Notice of Retention") to the Trustee within 15 days prior to such Conversion Date (or, if such day is not a Business Day, the immediately preceding Business Day), which irrevocable written notice will (a) affirmatively acknowledge such matters as will be specified in the notice of tender and purchase delivered to such Owner in connection with such Conversion Date, including an acknowledgment that the rating on the Bonds may be reduced or withdrawn on such Conversion Date, (b) contain the irrevocable agreement by such Owner to retain such Bond and not to tender such Bond for purchase on the Conversion Date and (c) contain the irrevocable agreement by such Owner not to deliver a notice of optional purchase or tender such Bond for purchase on an optional tender date pursuant to the Indenture on or before such Conversion Date.

         Notwithstanding anything to the contrary contained in the Indenture, in the event the Bonds are subject to mandatory tender and purchase as a result of a Credit Expiration Date, and the Trustee has not received evidence satisfactory to it that following the Conversion Date an Alternate Credit Facility will be in place with respect to the Bonds, then the Bonds so purchased will be held in the name of the Credit Provider in accordance with the terms of the Indenture and the Reimbursement Agreement. Unless and until a Credit Facility has been provided, the Owners of such Bonds will not have the right to retain the Bonds following the Conversion Date, and such Bonds will not be remarketed. Such Bonds will be deemed tendered as described in Section 2(d) below.

(c) MANDATORY PURCHASE ON CREDIT EXPIRATION DATE.

         Before the Credit Expiration Date, the Trustee will give notice not less than 15 days before the Purchase Date described below to all Owners and the Remarketing Agent of the Bonds that the

         Bonds will be subject to mandatory tender to the Trustee for purchase at the Purchase Price on the Credit Expiration Date. After such notice is given, the Bonds will thereafter be subject to mandatory tender for purchase at the Purchase Price on the date set forth in the notice (a "Purchase Date").

                  All Bonds will be deemed to have been tendered for purchase on any Purchase Date with respect thereto. Delivery of such Bonds (with an appropriate transfer of registration executed in blank in form satisfactory to the Trustee) at the designated office of the Trustee at or prior to 10:00 a.m., New York City time, on the Purchase Date will be required for payment in same-day funds of the Purchase Price due on such Purchase Date. No Owner will be entitled to payment of the Purchase Price due on such Purchase Date except upon surrender of such Bonds as set forth in the Indenture.

         (d) BONDS DEEMED TENDERED FOR PURCHASE.

                  If Bonds have been deemed to have been delivered for purchase, the Trustee will authenticate (and the Issuer will issue, if necessary) a new Bond. The Trustee will promptly give notice by Mail to each Owner whose Bonds are deemed to have been purchased, which notice will state that interest on such Bonds ceased to accrue on the applicable Purchase Date and that moneys representing the Purchase Price of such Bonds are available against delivery thereof at the Principal Office of the Trustee. The Trustee will hold moneys for the purchase of Bonds in trust and uninvested, without liability for interest thereon, for the benefit of the former Owner of the Bond on such Purchase Date, who will thereafter be restricted exclusively to such moneys, for any claim of whatever nature on his part under the Indenture or on, or with respect to, such Bond. Any moneys deposited with the Trustee or then held by the Trustee or the Remarketing Agent for the payment of the principal of or interest on the Bonds and remaining unclaimed for the period set forth in any applicable escheat law of the State will be paid to the appropriate officer or body as provided in such escheat law. Thereafter, the Owners will look only to such officer or body for payment and then only to the extent of the amount so received, without any interest thereon, and the Trustee and the Remarketing Agent have no responsibility with respect to such moneys.

3. REDEMPTION PROVISIONS

         (a) OPTIONAL REDEMPTION DURING VARIABLE RATE PERIOD.

                  During any period in which the Bonds bear interest at the Variable Rate, the Bonds are subject to redemption by the Issuer (solely from the Trust Estate), at the written direction of the Company to the Trustee (such direction to be given by the Company at least 45 days prior to the date fixed for redemption), in whole at any time, or in part on any Interest Payment Date at a redemption price equal to the principal amount thereof plus accrued interest, if any, to the redemption date.

         (b) OPTIONAL REDEMPTION DURING TERM RATE PERIOD.

                  The Bonds will be subject to optional redemption by the Issuer (solely from the Trust Estate), at the written direction of the Company to the Trustee (such direction to be given, by the Company at least 45 days prior to the date fixed for redemption), during any Term Rate Period that (i) extends to the maturity of the Bonds, and (ii) is 6 years or longer, on or after the Interest Payment Date next succeeding the date that is the later of (A) the sixth anniversary of the Term Rate Conversion Date for such Term Rate Period, and (B) the earlier of
         (1) the tenth anniversary
of the Term Rate Conversion Date for such Term Rate Period, and (2) the anniversary of such Term Rate Conversion Date that approximates, more closely than any other such anniversary date, the Midpoint Date for such Term Rate Period, in whole at any time, or in part on any Interest Payment Date at a redemption price equal to the principal amount thereof, plus a premium (expressed as a percentage of the principal amount of Bonds redeemed) that for the first permissible redemption date is equal to the lesser of (i) three percent of the principal amount of the Bonds to be redeemed and (ii) one-half of one percent times the number of years between the calendar year of such first redemption date and the calendar year during which such Term Rate Period ends (including, for purposes of computation, the calendar year of such first redemption date but excluding the calendar year during which such Term Rate Period ends), and declining by one-half of one percent annually thereafter, such premium calculation to be made by the Trustee, upon consultation with the Remarketing Agent, prior to such redemption date.

(c) OPTIONAL REDEMPTION UPON EXTRAORDINARY REDEMPTION EVENT.

         Notwithstanding the above provisions regarding optional redemption, during any Term Rate Period and during any Variable Rate Period, the Bonds are subject to optional redemption by the Issuer (solely from the Trust Estate), at the written direction of the Company to the Trustee (such direction to be given by the Company at least 45 days prior to the date fixed for redemption), in whole at any time, without premium or penalty, if any of the following events have occurred, as evidenced to the Trustee by a certificate of the Company Representative delivered together with such direction:

                  (i) The Project is damaged or destroyed by fire or other casualty to such extent that in the opinion of both the Company Representative and an Independent Engineer or an Independent Architect
         (A) it cannot be repaired, rebuilt or restored within a period of six months to the condition thereof immediately preceding such damage or destruction, or (B) the Company is thereby prevented, in its reasonable judgment, from carrying on its normal operations for a period of six months, or (C) the cost of restoration would exceed the Net Proceeds of insurance carried thereon;

                  (ii) Title to, or the temporary use of all or substantially all of the Project or any part thereof is taken under the exercise of the power of eminent domain by any governmental body or by any person acting under governmental authority which, in the opinion of both the Company Representative and an Independent Engineer or an Independent Architect, both filed with the Trustee, prevents or is likely to prevent the Company from carrying on its normal operations for a period of six months, or

                  (iii) A change in the Constitution of the State or the Constitution of the United States of America, or a legislative or administrative action (whether local, state or federal), or a final decree, judgment or order of any court or administrative body (whether local, state or federal), and not contested by the Company in good faith causes the Loan Agreement to become void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed in the Bond Documents.

(d)  MANDATORY SINKING FUND REDEMPTION.

         The Bonds are subject to mandatory redemption at 100% of the principal amount thereof on the Interest Payment Date or Dates on or immediately following May 1 in the years and in the principal amounts indicated below until such time as the principal amounts indicated below are redeemed pursuant to the Indenture:

                                            PRINCIPAL                                            PRINCIPAL
YEAR                                        AMOUNT                     YEAR                      AMOUNT
----                                        ------                     ----                      ------
1999                                        $ 430,000                  2008                      $ 430,000
2000                                          430,000                  2009                        430,00
2001                                          430,000                  2010                        430,000
2002                                          430,000                  2011                        430,000
2003                                          430,000                  2012                        430,000
2004                                          430,000                  2013                        430,000
2005                                          430,000                  2014                        430,000
2006                                          430,000                  2015                        430,000
2007                                          430,000                  2016*                       440,000

---------------
*Final Maturity

         At its option, to be exercised by written notice delivered to the Trustee on or before the 45th day preceding any sinking fund redemption date, the Company may (a) deliver to the Paying Agent for cancellation Bonds in any aggregate principal amount desired, or (b) receive a credit in respect of its sinking fund redemption obligation for any Bonds which before said date have been redeemed (otherwise than through the operation of the sinking fund) and canceled by the Paying Agent and not theretofore applied as a credit against any sinking fund redemption obligation. Each Bond so delivered or previously redeemed will be credited by the Trustee ratably at 100% of the principal amount thereof against the obligations of the Issuer on sinking fund redemption dates, and the principal amount of Bonds to be redeemed by operation of the sinking fund will be accordingly reduced.

(e) MANDATORY REDEMPTION UPON DETERMINATION OF TAXABILITY.

         The Bonds are subject to mandatory redemption at a redemption price equal to 100% of the principal amount thereof with interest to but not including the redemption date in whole (or in part as provided below), without premium (except as provided below with respect to Bonds which bear interest at a Term
Rate), on the first day of a month within 180 days after the Company receives written notice from an Owner or former Owner or the Trustee of a Determination of Taxability, or if such date is not a Business Day, on the next succeeding Business Day; provided that with respect to any Bonds which bear interest at a Term Rate, a premium equal to 3% of the principal amount of such Bonds will be paid in the event of a redemption pursuant to this paragraph. No such determination will be considered final unless the Owner or former Owner involved in the determination gives the Company, the Trustee, the Remarketing Agent, the Credit Provider and the Paying Agent prompt written notice of the commencement of the proceedings resulting in the determination and offers the Company, subject to the Company's agreeing to pay all expenses of the proceeding and to indemnify the Owner against all liabilities that might result from it, the opportunity to control the defense of the proceeding and either the Company does not agree within 30 days to pay the expenses, indemnify the Owner and control the defense or the

Company exhausts or chooses not to exhaust available procedures to contest or obtain review of the result of the proceedings. Fewer than all the Bonds may be redeemed if redemption of fewer than all the Bonds would result in the interest payable on the Bonds remaining Outstanding being not includable in the gross income for federal income tax purposes of any holder. If fewer than all Bonds are redeemed, the Trustee will select the Bonds to be redeemed by lot or by such other method acceptable to the Trustee as may be approved in an opinion of Bond Counsel. Only holders of Bonds on the date of redemption will be entitled to the redemption premium, if applicable. No premium will be due to former Owners or with respect to any Bonds which were not Outstanding as of the date of the Determination of Taxability. If Bonds mature after a Determination of Taxability, but before redemption pursuant to this paragraph, the applicable premium for such Bonds, if any, will be paid at their maturity.

(f) NOTICE OF REDEMPTION.

         Notice of redemption will be given by the Paying Agent by Mail, not less than 30 days nor more than 60 days before the redemption date to each Owner of the Bonds or portions thereof to be redeemed at the last address shown on the registration books kept by the Paying Agent. Such notice must (i) specify the Bonds to be redeemed, the redemption date, the redemption price and the place or places where amounts due on such redemption must be payable (which must be the principal office of the Paying Agent) and if less than all of the Bonds are to be redeemed, the numbers of the Bonds and the portions of Bonds to be redeemed, and (ii) state that on the redemption date, the Bonds to be redeemed will cease to bear interest.

         If moneys are on deposit in the Bond Fund to pay the principal amount of the Bonds called for redemption and premium, if any, and accrued interest thereon on a redemption date, Bonds or portions thereof thus called and provided for as hereinabove specified will not bear interest after such redemption date and will not be considered to be Outstanding or to have any other rights under the Indenture other than the right to receive payment. No payment of principal will be made by the Paying Agent on any Bonds or portions thereof called for redemption until such Bonds or portions thereof have been delivered for payment or cancellation or the Paying Agent has received the items required by the Indenture with respect to any mutilated, lost, stolen or destroyed Bonds.

(g) SELECTION OF BONDS TO BE REDEEMED.

         If the Bonds are redeemed in part, DTC will select the Bonds to be redeemed pursuant to its rules and procedures or, if the book-entry system with DTC or any other securities depository has been discontinued, the Paying Agent will select the Bonds to be redeemed by lot in such manner as the Paying Agent in its discretion may deem proper, provided that Credit Provider Bonds held by the Credit Provider pursuant to the Reimbursement Agreement will be selected first for redemption. Each Authorized Denomination of principal amount represented by any Bond will be considered a separate Bond for purposes of selecting the Bonds to be redeemed.

         If a Bond subject to redemption is in a denomination larger than the minimum Authorized Denomination, a portion of such Bond may be redeemed, but only in a principal amount such that the unredeemed portion of such Bond is equal to an Authorized Denomination. For any Bond in a denomination of more than the minimum Authorized Denomination, the Paying Agent will treat each such Bond as representing a single Bond in the minimum Authorized Denomination plus that number of Bonds that is obtained by dividing the remaining principal amount of such Bond by the minimum Authorized Denomination.



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
                  If it is determined that one or more, but not all, of the Authorized Denominations of principal amount represented by any Bond is to be called for redemption, then, on notice of intention to redeem such Authorized Denominations of principal amount of such Bond, the Owner of such Bond, on surrender of such Bond to the Paying Agent for payment of the principal amount of such Bond called for redemption, will be entitled to receive a new Bond or Bonds in the aggregate principal amount of the unredeemed balance of the principal amount of such Bond. New Bonds representing the unredeemed balance of the principal amount of such Bonds will be issued to the Owner thereof without charge therefor.

                  If the Owner of any Bond of a denomination greater than the amount being redeemed fails to present such Bond to the Paying Agent for payment and exchange as aforesaid, such Bond will, nevertheless, become due and payable on the date fixed for redemption to the extent of the denomination being redeemed and to that extent only.

4. MISCELLANEOUS

         Upon the occurrence of certain events, and on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all Bonds then Outstanding under the Indenture may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon. The Trustee may, or if required by the Credit Provider or the Owners of a majority of the Bonds Outstanding, shall, declare all obligations due under the Loan Agreement and the Bonds to be immediately due and payable, whereupon they shall, without further action, become due and payable, anything in the indenture or in the Bonds to the contrary notwithstanding or (ii) upon receipt by the Trustee of written notice from the Credit Provider of nonreinstatement of the Credit Facility to the Coverage Amount on or before the date specified in the Credit Facility after a draw on the Credit Facility or the Confirmation Letter, if then in effect, to pay interest on the Bonds, the Trustee shall declare all obligations due under the Loan Agreement and the Bonds to be due and payable within 5 days thereafter, whereupon they shall, without further action, become due and payable on such date, anything in the Indenture or in the Bonds to the contrary notwithstanding. If provision is made for the payment and redemption of this Bond in accordance with the Indenture, this Bond will thereupon cease to be entitled to the lien of the Indenture and all other rights granted thereby and this Bond will cease to bear interest from and after the date fixed for redemption.

         Neither the Credit Provider nor the Owner of this Bond have any right to institute any suit, action or proceeding in equity or at law for the enforcement of the Indenture or for the execution of any trust under the Indenture or for the appointment of a receiver or any other remedy under the Indenture, except as expressly provided in the Indenture.

         Modifications or alterations of the Indenture or any indenture of trust supplemental thereto, or the Loan Agreement or any agreement supplemental thereto, may be made only to the extent and in the circumstances permitted by the Indenture and the Loan Agreement.

         Executed counterparts of the Indenture and the Loan Agreement are on file at the principal corporate trust office of the Trustee. The holder of this Bond, by acceptance hereof, consents to all of the terms and provisions of the Indenture and the Loan Agreement.

         It is hereby certified that all acts, conditions and things required to happen exit and be performed under the laws of the State of Illinois, and under the Indenture precedent to and in the issuance of this Bond have happened, exist and have been performed as so required, and that the issuance, authentication and delivery of this Bond have been duly authorized by the Issuer.


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
         Unless the Certificate of Authentication hereon has been executed by the Trustee by the manual signature of one of its authorized representatives, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, this Bond has been executed with the manual or facsimile signature of the Village President of the Issuer and attested with the manual or facsimile signature of the Village (Clerk of the Issuer and has been authenticated by the manual signature of an authorized representative of the Mac all as of the date set forth below.

                                                 VILLAGE OF GURNEE, ILLINOIS

[SEAL]

ATTEST:                                         BY: ___________________________
                                                          Village President



By: _________________________
         Village Clerk



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
                          CERTIFICATE OF AUTHENTICATION


         This is one of the Village of Gurnee, Illinois Industrial Development Revenue Bonds (SteriGenics International Project), Series 1996 issued and delivered pursuant to the within-mentioned Indenture.

[SEAL]                                      BANK ONE, COLUMBUS, N.A.,
                                            as Trustee



Dated: April 19, 1996                       By: ________________________________
                                                     Authorized Representative












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
                              [FORM OF ASSIGNMENT]

                                   ASSIGNMENT


FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------
                  (Please print or typewrite Name and Address,
           including Zip Code, and Federal Taxpayer Identification or
                       Social Security Number of Assignee


--------------------------------------------------------------------------------
the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints


--------------------------------------------------------------------------------
Attorney to register the transfer of the within Bond on the books kept for registration thereof, with full power of substitution in the premises.


Dated:
      -------------------

Signature guaranteed by:




------------------------------------          ---------------------------------
NOTICE: Signature must be guaranteed
by a Participant in the Securities Transfer   NOTICE: The signature to this
Agent Medallion Program ("Stamp")             assignment must correspond with
or similar program.                           the name as it appears on the
                                              face of the within Bond in every
                                              particular, without alteration,
                                              enlargement or any change
                                              whatever.














                          TRANSFER FEE MAY BE REQUIRED







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